UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-08542

The Saratoga Advantage Trust

(Exact name of registrant as specified in charter)

1101 Stewart Avenue, Suite 207, Garden City, NY 11530

(Address of principal executive offices)

(Zip code)

Emile R. Molineaux, Gemini Fund Services, LLC

450 Wireless Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

516-542-3000

Date of fiscal year end:

8/31

Date of reporting period: 8/31/07

Item 1.  Reports to Stockholders.

CLASS A, B AND C SHARES

ANNUAL REPORT

AS OF AUGUST 31, 2007

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS

AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE PROSPECTUS.

TABLE OF CONTENTS

Chairman’s Letter

Investment Review

Schedules of Investments

Statements of Assets and Liabilities

Statements of Operations

Statements of Changes in Net Assets

Notes to Financials

Financial Highlights

Report of Registered Public Accounting Firm

Supplemental Information

Privacy Notice

TRUSTEES AND OFFICERS

Bruce E. Ventimiglia

Trustee, Chairman, President & CEO

Patrick H. McCollough

Trustee

Udo W. Koopmann

Trustee

Floyd E. Seal

Trustee

Stephen H. Hamrick

Trustee

William B. Blundin

Trustee

Stephen Ventimiglia

Vice President & Secretary

Mark S. Marrone

Treasurer & Chief Financial Officer

Michael J. Wagner

Chief Compliance Officer

Andrew B. Rogers

Assistant Secretary

Kevin E. Wolf

Assistant Treasurer

Investment Manager

Distributor

Saratoga Capital Management, LLC

Aquarius Fund Distributors, LLC

1101 Stewart Avenue, Suite 207

1005 South 107th Street

Garden City, New York 11530-4808

Omaha, Nebraska 68137

Transfer & Shareholder Servicing Agent

Custodian

Gemini Fund Services, LLC

The Bank of New York

4020 South 147th Street, Suite 2

1 Wall Street, 25th Floor

Omaha, Nebraska 68137

New York, New York 10286

Administrator & Fund Accounting Agent

Custody Administrator

Gemini Fund Services, LLC

Gemini Fund Services, LLC

450 Wireless Boulevard

450 Wireless Boulevard

Hauppauge, New York 11788

Hauppauge, New York 11788

THE SARATOGA ADVANTAGE TRUST

Annual Report to Shareholders

October 23, 2007

Dear Shareholder:

We are pleased to provide you with this annual report on the investment strategies and performance of the portfolios in the Saratoga Advantage Trust (the “Trust”).  This report covers the twelve months from September 1, 2006 through August 31, 2007.

We believe that successful investing requires discipline and patience. Try to stay focused on your long-term investment goals. Don’t let short-term stock and bond market fluctuations or investment manias change your long-term investment strategy.  The Saratoga Advantage Trust’s portfolios are managed by some of the world’s leading institutional investment advisory firms.  Combining the strength of the Trust’s performance with a well-designed asset allocation plan can help you to achieve your long-term investment goals.

INVESTMENT ENVIRONMENT

We believe that: 1) We are in a bull market (generally rising prices) for stocks in the United States, albeit an aging bull market, that started in October 2002; 2) The current U.S. economy is providing a good host environment for stocks, economic growth, while slowing, continues at a reasonable pace; 3) The U.S. stock market has little competition from some of its historical challengers: (i) interest rates are only hovering around the mid to upper 4% range along much of the U.S. Treasury Yield Curve, and (ii) the real estate market is slumping; and 4) Much of the U.S. stock market is at reasonable valuation levels, the estimated price/earnings multiple of the S&P 500 is at a level which equates to approximately: (i) only half of its peak 1999 level, and (ii) a nearly 65% reduction from its high-water mark in 2002.

ECONOMIC OVERVIEW

Saratoga Capital Management, LLC’s economic research evaluates numerous macro-economic statistics to observe which sectors are currently leading the economy.  We have identified many economic stages that may occur during the development of economic expansion or contraction.  They include stages that range from the depth of a recession to the peak of an economic expansion.  Currently, we believe that the United States economy is entering a mature stage of economic growth.  A mature stage of economic growth is generally indicated by corporate profits softening, employment growth slowing, and a Federal Reserve posture that has been restrictive (which is apparent from the slow growth of currency in circulation accompanied by interest rates that are, or have recently been, hovering near their cycle highs).  In addition, the unemployment rate is near its cycle low, industrial production is waning and this is coupled with many other factors that appear to be indicating that the economic expansion is entering a mature stage.  Another indicator that a mature stage of economic expansion is developing is the level of consumer confidence.  The Conference Boards’ measure of consumer confidence is developed by surveying a group of people who are asked questions about their feelings regarding the current economy and their thoughts on the future of the economy.  Typically, this Consumer Confidence Index has been at or near cycle highs during late stages of economic expansion.  This index reached its current cycle high in July of 2007 and has recently started to trend lower.  At Saratoga we have developed a proprietary measure of consumer confidence that we call the Consumption Modification Index TM (the “CMI”).  The CMI is a mathematical index created from economic statistics that correlate closely to consumer spending measures.  Therefore, the CMI helps us determine how consumers may be predisposed toward future spending.  Due to the fact that Saratoga’s CMI is based on actual economic data and not a survey, our index may be shielded from individual response fluctuations.  Nevertheless, Saratoga’s CMI index is closely correlated with the Conference Boards’ Consumer Confidence Index.  Recently, the CMI reached a cycle high in February of 2007 and has begun to decline.  The CMI is still at a relatively high level for this indicator.  This is an important factor because with the production sector of the economy slowing we believe that a great deal of economic stimulus will be required from consumer expenditures for the U.S. economy to have meaningful growth going forward.

COMPARING THE PORTFOLIOS’ PERFORMANCE TO BENCHMARKS

When reviewing the performance of the portfolios against their benchmarks, it is important to note that the Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available.  Each Saratoga portfolio was formed to represent a single asset class, and each portfolio’s institutional money manager was selected based on their ability to manage money within that class.  Therefore, the Saratoga portfolios help investors to properly implement their asset allocation decisions, and keep their investments within the risk parameters that they establish with their investment consultants. Without the intended asset class consistency of the Saratoga portfolios, even the most carefully crafted allocation strategy could be negated. Furthermore, the benchmarks do not necessarily provide precise standards by which to measure the portfolios against in that the characteristics of the benchmarks can vary widely at different points in time from the Saratoga portfolios (e.g., characteristics such as: average market capitalizations, price-to-earnings and price-to-book ratios, bond quality ratings and maturities, etc.).  In addition, the benchmarks can potentially have a survivor bias built into them (i.e., the performance of only funds that are still in existence may remain part of the benchmark’s performance while funds that do not exist anymore may be removed from the benchmark’s performance).

ELECTRONIC DELIVERY AVAILABLE

This report can be delivered to you electronically. Electronic delivery can help simplify your record keeping.  With electronic delivery you’ll receive an email with a link to your Saratoga Advantage Trust quarterly statement, daily confirmations and/or semi-annual and annual reports each time one is available. You have the ability to choose which items you want delivered electronically.  Choose one item or all items. It’s up to you.  Please call our Customer Service Department toll-free at 1-888-672-4839 for instructions on how to establish electronic delivery.

AUTOMATED ACCOUNT UPDATES

I am pleased to inform you that you can get automated updates on your investments in the Saratoga Advantage Trust 24 hours a day, everyday, by calling toll-free 1-888-672-4839.  For additional information about the Trust, please call your financial advisor, visit our website at www.saratogacap.com or call 1-800-807-FUND.

Finally, following you will find specific information on the investment strategy and performance of each of the Trust’s portfolios.  Please speak with your financial advisor if you have any questions about your investment in the Saratoga Advantage Trust or your allocation of assets among the Trust’s portfolios.

We remain dedicated to serving your investment needs.  Thank you for investing with us.

Best wishes,

Bruce E. Ventimiglia

Chairman, President and

Chief Executive Officer

Investors should consider the investment objectives, risks, charges and expenses of the Saratoga Funds carefully.  This and other information about the Saratoga Funds is contained in your prospectus, which should be read carefully.  You can obtain a copy of the prospectus by calling (800) 807-FUND. Past performance is not indicative of future results. Investments in stocks, bonds and mutual funds are not guaranteed and the principal value and investment return can fluctuate.  Consequently, investors may receive back less than invested.

The security holdings discussed may not be representative of the Funds’ current or future investments. Portfolio holdings are subject to change and should not be considered to be investment advice. The Funds of the Saratoga Advantage Trust are distributed by Aquarius Fund Distributors, LLC, member FINRA/SIPC.

xxxx-AFD-x/xx/2007

INVESTMENT REVIEW

LARGE CAPITALIZATION VALUE PORTFOLIO

Advised by:

Oppenheimer Capital LLC

New York, New York

Objective: The Portfolio seeks total return consisting of capital appreciation and dividend income.

Total Aggregate Return for the Period Ended August 31, 2007
	One Year: 9/1/06 — 8/31/07	Five Year: 9/1/02 — 8/31/07*	Inception: 1/4/99 — 8/31/07*	Inception: 2/14/06 — 8/31/07*
Class A
With Sales Charge	3.03%	NA	NA	4.21%
Without Sales Charge	9.33%	NA	NA	8.31%
Class B
With Sales Charge	3.70%	9.82%	2.75%	NA
Without Sales Charge	8.70%	10.09%	2.75%	NA
Class C
With Sales Charge	7.70%	10.08%	2.74%	NA
Without Sales Charge	8.70%	10.08%	2.74%	NA

PORTFOLIO ADVISOR COMMENTARY

The Saratoga Large Capitalization Value Portfolio produced a positive return for the 12 months ended August 31, 2007. Stock selection decisions in the consumer discretionary and health care sectors detracted from performance for the period. An underweighting of the energy and materials sectors also detracted from returns. Stock selection in the energy and technology sectors contributed positively to returns as did an underweight to, and stock selection in, the consumer staples sector.

Generally, U.S. stock prices advanced steadily through the period before falling off in the final month on weakness in domestic mortgage and housing markets. Large capitalization stocks generally outperformed small capitalization stocks and growth stocks generally beat value stocks in the period.

In the consumer discretionary sector, a position in homebuilder Centex (2.40%) contributed most significantly to underperformance. The residential construction industry was especially hard hit by tightening mortgage standards. New home starts fell sharply over the summer as inventories of unsold new homes ballooned. Health care company Sepracor (1.33%) also detracted from returns as shares weakened on fears the Centers for Medicare and Medicaid Services (CMS) would lower reimbursement rates for the firm’s asthma drug Xopenex.  Shares of computer networking company Cisco (3.39%) rose in the period on strength of sales and earnings improvements. Portfolio holdings in computer maker Dell (0.99%) and network security company McAfee (0.00%) benefited relative returns. Sector weightings in industrials, consumer staples and energy were increased over the period and exposures to technology and consumer discretionary stocks were reduced.

We remain optimistic about the outlook for U.S. stock markets in the mid- to long-term, however we expect continued variability in upcoming quarters as markets adjust to restructuring in housing and credit markets and to changes in interest and exchange rates.

*

Annualized performance for periods greater than one year.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/07.   The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2% will be levied on shares held less than 30 days, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

LARGE CAPITALIZATION VALUE PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets

ConocoPhillips	4.49%
WellPoint, Inc.	4.25%
ChevronTexaco Corp.	4.20%
Verizon Communications, Inc.	4.18%
General Electric Co.	3.83%
Bank of New York Mellon Corp.	3.58%
Cisco Systems, Inc	3.39%
Countrywide Financial Corp.	3.07%
Wells Fargo & Co.	2.63%
UnitedHealth Group, Inc.	2.54%

                                                                                                    *Based on total net assets as of August 31, 2007

                                                                                                        Excludes short-term investments.

Portfolio Composition*

The Morningstar Large Value Average, as of August 31, 2007, consisted of 1,420 mutual funds comprised of large market capitalization value stocks.  Investors may not invest in the Average directly.

The S&P 500/Citigroup Value Index, is a broad, unmanaged, market-capitalization weighted index which is the successor to the S&P 500/BARRA Value  Index, uses a multifactor methodology to score constituents, which are weighted according to market cap and classified as growth, value, or a mix of growth and value.  The S&P 500/Citigroup Value Index does not include fees and expenses, and investors may not invest directly in an index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

LARGE CAPITALIZATION GROWTH PORTFOLIO

Advised by:

Loomis, Sayles & Co., L.P.

Boston, Massachusetts

Objective: The Portfolio seeks capital appreciation.

Total Aggregate Return for the Period Ended August 31, 2007
	One Year: 9/1/06 — 8/31/07	Five Year: 9/1/02 — 8/31/07*	Inception: 1/4/99 — 8/31/07*	Inception: 2/14/06 — 8/31/07*
Class A
With Sales Charge	17.36%	NA	NA	-1.08%
Without Sales Charge	24.51%	NA	NA	2.78%
Class B
With Sales Charge	18.69%	7.32%	-2.86%	NA
Without Sales Charge	23.69%	7.62%	-2.86%	NA
Class C
With Sales Charge	22.73%	7.62%	-2.85%	NA
Without Sales Charge	23.73%	7.62%	-2.85%	NA

PORTFOLIO ADVISOR COMMENTARY

For the 12 months ended August 31, 2007, the Saratoga Large Capitalization Growth Portfolio produced a positive return.  This performance was due primarily to strong stock selection and an overweight position in the information technology and financials sectors.  Strong stock selection in industrials also contributed to this positive performance.  Slightly offsetting this strong performance was an underweight position in the energy sector.  Top contributors during this period were Apple (5.40%), Precision Castparts (5.33%) and Google (5.49%).

Apple reported a string of solid quarters during this period, driven by stronger than expected Mac sales and strong demand for its newest product, the iPhone.  Product enhancements to the existing lineup of iPods were also announced during this period.  Precision Castparts reported quarterly earnings during this period that handily beat analysts’ estimates. The company continues to benefit from its supplier relationship with Boeing for production of its 787 aircraft. Precision Castparts is also prospering from growth in its industrial gas turbine components business, its fasteners business, and more recently, its extruding pipe business.  Google reported solid quarters, with revenues well ahead of forecasts.  Google’s leadership in paid search advertising continues and the company announced it would begin work towards a worldwide search model to improve users’ search experience.

The largest detractors to performance were Medco Health Solutions (0.00%), Archer Daniels Midland (0.00%) and BEA Systems (0.00%).  Medco shares fell after ExpressScripts, one of its biggest competitors, announced that profit margins might narrow because of a legal settlement that could change prices and lower reimbursements to pharmacies and drug benefit managers.  Medco shares fell due to a number of issues plaguing the potential profitability of the prescription benefit management industry. BEA Systems reported quarterly results slightly below expectations; while overall revenue was in line, the company experienced flat revenue license growth, and a deceleration in year-over-year deferred revenue growth.  Archer Daniels Midland fell during the period as falling ethanol prices coupled with rising corn prices squeezed margins.

*

Annualized performance for periods greater than one year.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/07.   The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2% will be levied on shares held less than 30 days, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

LARGE CAPITALIZATION GROWTH PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets

Google, Inc., Class A	5.49%
Apple Computer, Inc.	5.40%
Precision Castparts Corp.	5.33%
National Oilwell Varco, Inc.	4.57%
CME Group, Inc.	4.00%
Mastercard, Inc., Class A	3.88%
Intercontinental Exchange, Inc.	3.87%
Nvidia Corp.	3.85%
Freeport-McMoran Copper & Gold, Inc.	3.81%
Deere & Co.	3.76%

                                                                                                    *Based on total net assets as of August 31, 2007

                                                                                                                       Excludes short-term investments.

\

Portfolio Composition*

The Morningstar Large Growth Average, as of August 31, 2007, consisted of 1,755 mutual funds comprised of large market capitalization growth stocks.  Investors may not invest in the Average directly.

The S&P 500/Citigroup Growth Index, is a broad, unmanaged, market-capitalization weighted index which is the successor to the S&P 500/BARRA Growth Index, uses a multifactor methodology to score constituents, which are weighted according to market cap and classified as growth, value, or a mix of growth and value.  The S&P 500/Citigroup Growth Index does not include fees and expenses, and investors may not invest directly in an index.

Past performance is not  predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares

INVESTMENT REVIEW

MID CAPITALIZATION PORTFOLIO

Advised by:

Vaughn Nelson Investment Management, L.P.

Houston, Texas

Objective: The Portfolio seeks long-term capital appreciation.

Total Aggregate Return for the Period Ended August 31, 2007
	One Year: 9/1/06 — 8/31/07	Five Year: 9/1/02 — 8/31/07*	Inception: 6/28/02 — 8/31/07*
Class A
With Sales Charge	11.82%	11.32%	9.19%
Without Sales Charge	18.64%	12.65%	10.45%
Class B
With Sales Charge	13.37%	11.76%	9.70%
Without Sales Charge	17.97%	12.02%	9.83%
Class C
With Sales Charge	16.97%	12.00%	9.78%
Without Sales Charge	17.89%	12.00%	9.78%

PORTFOLIO ADVISOR COMMENTARY

Generally, mid capitalization stocks performed well during the year ended August 31, 2007, despite growing weakness in the housing market, widening credit market disarray and uncertainties regarding future Federal Reserve (“Fed”) action on interest rates.  The meltdown in the subprime mortgage market and the repricing of risk on Asset Backed Securities and commercial paper caused significant liquidity problems in the credit markets and volatility in the stock market.  In order to ease investor concerns and provide needed liquidity, the Fed lowered both the discount rate and the Fed Funds rate, calming investors.  The Fed has stated that it will continue to provide liquidity as necessary.

The Portfolio produced a positive return for the 12 months ending August 31, 2007. The industrial, technology, and consumer discretionary sectors contributed the most to performance, led by McDermott International (1.72%) and Lennox International (1.07%). The healthcare sector detracted from performance, with Omnicare (1.79%) being the weakest performer.  During the period, the financial, healthcare and industrial sectors were reduced, while the energy, materials and technology sectors increased. Focus was placed on constructing the Portfolio from a bottom-up stock selection process, which has led to a Portfolio that is overweight industrials, energy and basic materials, and underweight consumer staples, technology and utilities. There is no direct exposure to the subprime mortgage market, although all financial stocks have been negatively affected to some degree by the turmoil in the credit markets.  Friedman Billings Ramsey (0.00%) (which has been sold) and HCC Insurance (1.18%) were the weakest performers.

We believe the market volatility will remain high, as the workout in the housing and credit markets continues, and investors try to determine the next Fed move. In our opinion, these dislocations are creating buying opportunities, and we expect to take advantage of them as they develop. Generally, economic growth continues to be positive, but indicators are mixed, and on balance weaker. Thus, we anticipate at least one additional cut in the Fed Funds rate prior to year end. Upcoming third-quarter earnings reports will provide an important insight into current economic conditions.

*

Annualized performance for periods greater than one year.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/07.   The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2% will be levied on shares held less than 30 days, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

MID CAPITALIZATION PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets

Affiliated Managers Group, Inc.	2.87%
Western Digital Corp.	2.49%
Alliant Techsystems, Inc.	2.47%
Rockwell Automation, Inc.	2.40%
Equifax, Inc.	2.32%
Parker Hannifin Corp.	2.31%
Teck Cominco Ltd.	2.26%
Pioneer Natural Resources Co.	2.16%
Southwestern Energy Co.	2.15%
Staples, Inc.	2.08%

                                                                                                    *Based on total net assets as of August 31, 2007

                                                                                           Excludes short-term investments.

Portfolio Composition*

The Morningstar Mid Capitalization Blend Average as of August 31, 2007, consisted of 489 mutual funds comprised of mid market capitalization stocks.  Investors may not invest in the Average directly.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index.  As of the latest reconstitution, the average market capitalization was approximately $3.6 billion; the median market capitalization was approximately $2.8 billion.  The Index had a total market capitalization range of approximately $10.8 billion to $1.3 billion. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

SMALL CAPITALIZATION PORTFOLIO

Advised by:

Fox Asset Management LLC

Red Bank, New Jersey

Objective: The Portfolio seeks maximum capital appreciation.

Total Aggregate Return for the Period Ended August 31, 2007
	One Year: 9/1/06 — 8/31/07	Five Year: 9/1/02 — 8/31/07*	Inception: 1/4/99 — 8/31/07*	Inception: 2/14/06 — 8/31/07*
Class A
With Sales Charge	6.48%	NA	NA	5.14%
Without Sales Charge	12.94%	NA	NA	9.24%
Class B
With Sales Charge	7.72%	14.04%	11.58%	NA
Without Sales Charge	12.21%	14.27%	11.58%	NA
Class C
With Sales Charge	11.27%	14.25%	11.61%	NA
Without Sales Charge	12.17%	14.25%	11.61%	NA

PORTFOLIO ADVISOR COMMENTARY

For the 12 months ended August 31, 2007, the Saratoga Advantage Trust Small Capitalization Portfolio produced a positive return.  Stock market performance was largely driven by price/earnings (P/E) multiple expansion, reversing the trend of multiple contraction that began back in early 2001.  While earnings growth remained positive, P/E multiples expanded as the prospect for Federal rate cuts became more evident.  Generally, sectors leveraged to global economic growth outperformed, while sectors leveraged to credit and the consumer lagged.  The economy continued to grow, though at a decelerating rate given the combined drags from housing and a tiring consumer.  Takeover activity, despite tightening credit market conditions late in the period, remained robust by historical standards.

During the fiscal year, the Portfolio was led higher by a diverse group of stocks.  Some of the best performers included two consumer product companies, an oil field machinery and equipment company, a manufacturer of dispensing systems, a semiconductor company, and a lodging REIT.  The Portfolio also benefited from takeover activity, as nine Portfolio holdings were either acquired or agreed to be acquired during the period.

The Portfolio’s performance was driven by positive stock selection and, to a lesser extent, favorable sector allocation during the period.  Favorable stock selection in technology was the single largest contributor.  The Portfolio’s underweighting in the underperforming financial services sector, along with favorable stock selection, also contributed positively to the Portfolio’s performance during the period.

Going forward, the Portfolio continues to have a defensive posture, reflecting uncertainty with respect to the direction of the economy and the ultimate impact of the recent actions taken by the Federal Reserve.  While we continue to increase our exposure to financial services, we remain underweight as our concerns over credit outweigh increasingly attractive valuations.  As always, we remain steadfast in our commitment to finding well-managed companies, with strong balance sheets and cash flow, selling at discount valuations.

*

Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2% will be levied on shares held less than 30 days, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

SMALL CAPITALIZATION PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets

ON Semicoductor Corp.	3.19%
Owens & Minor, Inc.	3.08%
Piedmont Natural Gas Co., Inc.	2.94%
Tupperware Corp.	2.88%
AptarGroup, Inc	2.71%
Church & Dwight Co., Inc.	2.70%
Diodes, Inc.	2.68%
Oil States International, Inc.	2.56%
Chiquita Brands Intl.	2.53%
Boston Private Financial Holdings, Inc.	2.44%

                                                                                                    *Based on total net assets as of August 31, 2007

                                                                                Excludes short-term investments.

Portfolio Composition*

The Morningstar Small Blend Average, as of August 31, 2007, consisted of 438 mutual funds comprised of small market capitalization stocks.  Investors may not invest in the Average directly.

The Russell 2000 Index is comprised of the 2,000 smallest U.S. domiciled publicly traded common stocks which are included in the Russell 3000 Index.  The common stocks included in the Russell 2000 Index represent approximately 10% of the U.S. equity market as measured by market capitalization.  The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. domiciled publicly traded common stocks by market capitalization representing approximately 98% of the U.S. publicly traded equity market.  The Russell 2000 Index is an unmanaged index which does not include fees and expenses, and whose performance reflects reinvested dividends.  Investors may not invest in the Index directly.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

INTERNATIONAL EQUITY PORTFOLIO

Advised by:

Oppenheimer Capital LLC

New York, New York

Objective: The Portfolio seeks long-term capital appreciation.

Total Aggregate Return for the Period Ended August 31, 2007
	One Year: 9/1/06 — 8/31/07	Five Year: 9/1/02 — 8/31/07*	Inception: 1/4/99 — 8/31/07*	Inception: 2/14/06 — 8/31/07*
Class A
With Sales Charge	7.10%	NA	NA	9.83%
Without Sales Charge	13.60%	NA	NA	14.16%
Class B
With Sales Charge	7.77%	14.59%	2.63%	NA
Without Sales Charge	12.77%	14.82%	2.63%	NA
Class C
With Sales Charge	11.72%	14.79%	2.59%	NA
Without Sales Charge	12.72%	14.79%	2.59%	NA

PORTFOLIO ADVISOR COMMENTARY

The Saratoga International Equity Portfolio delivered a positive return for the 12 months ended August 31, 2007. Stock selection decisions in the materials, financials and consumer discretionary sectors detracted from the Portfolio’s performance. An underweighting of the financials sector and stock selection and allocations in the energy sector contributed positively to performance.

Generally, stock prices rose sharply in developed, non-U.S. stock markets during the period.  German, Nordic and Asian markets, other than Japan, led the advance. Stocks in the materials, telecommunications and industrials sectors had the highest returns for the period.

The Portfolio’s positions in Japanese lender Orix (2.05%) and bank Mitsubishi UFJ (0.00%) detracted from returns. A position in French Bank Societe General (2.19%) also detracted from returns. The Portfolio’s weighting in financials stocks was reduced in the period amid continuing weakness in the sector. Among consumer discretionary stocks, holdings in Japanese auto makers Honda (0.00%) and Toyota (2.01%) detracted from returns as did positions in consumer electronics giant Sony (1.45%) and electronic games maker Sega Sammy (0.00%). The Portfolio’s weighting in consumer discretionary stocks was increased during the period. Positions in industrials companies, including Swedish roller-bearing maker SKF AB (3.10%) and German conglomerate Siemens (1.84%), contributed positively to performance. Holdings in Brazilian energy producer Petrobras (2.14%) and in British offshore engineering company Acergy (0.00%) also benefited returns. The Portfolio’s active weight in the energy sector was increased during the period. Weightings in industrials, technology and health care were scaled back.

We remain optimistic about the outlook for developed stock markets in the mid- to long-term, however we expect some continued bumpiness in the next several quarters as global markets adjust to the shakeout in the U.S. housing and mortgage markets and to changes in global interest rates.

*

Annualized performance for periods greater than one year.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/07.   The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2% will be levied on shares held less than 30 days, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

INTERNATIONAL EQUITY PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets

Lafarge SA	4.36%
BP PLC	3.95%
RWE Aktiengesellschaf SP, ADR	3.49%
NSK Ltd., ADR	3.47%
Sandvik AB, ADR	3.34%
Royal KPN NV, ADR	3.31%
Unilever PLC	3.17%
Intesa Sanpaulo, ADR	3.14%
Vodafone Group PLC	3.13%
Nestle SA, ADR	3.12%

                                                                                                    *Based on total net assets as of August 31, 2007

                                                                                Excludes short-term investments.

Portfolio Composition*

MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. As of August 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. This unmanaged Index does not include fees and expenses, and investors may not invest in the Index directly.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

HEALTH & BIOTECHNOLOGY PORTFOLIO

Advised by:

Oak Associates, ltd.

Akron, Ohio

Objective: The Portfolio seeks long-term capital growth.

Total Aggregate Return for the Period Ended August 31, 2007
	One Year: 9/1/06 — 8/31/07	Five Year: 9/1/02 — 8/31/07*	Inception: 7/15/99 — 8/31/07*	Inception: 1/18/00 — 8/31/07*
Class A
With Sales Charge	3.05%	3.01%	4.23%	NA
Without Sales Charge	9.34%	4.24%	4.99%	NA
Class B
With Sales Charge	3.83%	3.27%	4.35%	NA
Without Sales Charge	8.83%	3.62%	4.35%	NA
Class C
With Sales Charge	7.82%	3.64%	NA	-1.86%
Without Sales Charge	8.82%	3.64%	NA	-1.86%

PORTFOLIO ADVISOR COMMENTARY

In health care it was an eventful past twelve months ending August 31, 2007.  Major biotech company Medimmune (0.00%) agreed to merge with pharmaceutical company AstraZeneca (2.00%). Safety issues dogged biotech bellwether Amgen’s (5.24%) anti-anemia drug franchise and the medical device companies’ drug-eluting stents.  Broader issues included the election of a Democratic Congress, which stoked fears of legislation and cuts in reimbursement rates, and the subprime mortgage meltdown, which affected the prices of health care stocks - inconsistent with their history as a safe haven in times of turmoil.

Despite the abundance of negative news, the sector generally posted positive returns, but as usual, performance varied among industries.  Pharma and biotech were rather subdued.  Services and supplies, areas where the Portfolio has significant exposure, were both strong, while facilities, an area that was avoided, fell in value as hospitals continued to battle customer defaults.

We believe in keeping turnover low and sticking with our holdings, as long as the fundamentals remain intact.  This patience paid off over the past year as several of the stocks that were down in the prior year came roaring back.  Some of the biggest contributors to performance were Waters (4.93%), whose new liquid chromatography and mass spectrometry systems have gained traction in the marketplace, and another research tools company, Invitrogen (7.35%), which put its operational issues behind it and began pruning under-performing divisions.  Medimmune, which was acquired at a premium, also helped performance. Laggards included Amgen, due largely to the aforementioned issues with its erythropoietin stimulating agents, and Pfizer (6.31%), which saw erosion in its Lipitor franchise.

The next few quarters could be interesting for the sector.  If the U.S. economy moves into recession, health care companies may draw increased investor interest due to their potential stability.  Also, as we move towards the 2008 elections, hear more about the candidates’ proposals and get a sense for the probabilities of their being elected, we will begin to get an idea of what kind of regulatory environment the sector may face.

*

Annualized performance for periods greater than one year.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/07.   The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2% will be levied on shares held less than 30 days, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

HEALTH & BIOTECHNOLOGY PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets

Invitrogen Corp.	7.35%
Teva Pharmaceutical Industries, Ltd.	6.99%
Medtronic, Inc.	6.44%
Pfizer, Inc.	6.31%
Techne Corp.	5.64%
Amgen, Inc.	5.24%
AmerisourceBergen Corp.	4.96%
Waters Corp.	4.93%
Eli Lilly & Co.	4.90%
Genzyme Corp.	4.82%

                                                                                                    *Based on total net assets as of August 31, 2007

                                                                                Excludes short-term investments.

Portfolio Composition*

The S&P Health Care Index is an unmanaged index, encompassing two main industry groups.  The first includes companies who manufacture health care equipment and supplies or provide health care related services, including distributors of health care products, providers of basic health care services, and owners and operators of health care facilities and organizations.  The second regroups companies primarily involved in the research, development, production and marketing of pharmaceuticals and biotechnology products.  Investors may not invest in the Index directly; unlike the portfolio’s returns, the Index does not reflect any fees or expenses.

The S&P 500™ Index is an unmanaged index.  Index returns assume reinvestment of dividends.  Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

TECHNOLOGY & COMMUNICATIONS PORTFOLIO

Advised by:

Columbus Circle Investors

Stamford, Connecticut

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Period Ended August 31, 2007
	One Year: 9/1/06 - 8/31/07	Five Year: 9/1/02 - 8/31/07*	Inception: 10/22/97 - 8/31/07*	Inception: 9/16/98 - 8/31/07*	Inception: 1/14/00 - 8/31/07*
Class A
With Sales Charge	25.06%	11.05%	0.18%	NA	NA
Without Sales Charge	32.70%	12.36%	0.78%	NA	NA
Class B
With Sales Charge	27.56%	11.53%	NA	-1.89%	NA
Without Sales Charge	32.56%	11.79%	NA	-1.89%	NA
Class C
With Sales Charge	30.90%	11.71%	NA	NA	-15.99%
Without Sales Charge	31.90%	11.71%	NA	NA	-15.99%

PORTFOLIO ADVISOR COMMENTARY

Generally, technology stocks posted strong gains during the year ended August 31, 2007, as global growth continues at a brisk pace, despite slower growth from the U.S. consumer.  Technology spending remains healthy in part due to solid Gross Domestic Product (GDP) growth, record corporate margins, and bandwidth constraints which are arising due to the explosive use of video over the internet.  Private equity buyouts, also helped to reverse the decade long trend of declining valuations.

First Solar (1.39%) a low cost designer and manufacturer of thin-film solar modules rose 320%. The company significantly exceeded expectations on higher throughput per production line and better than expected cell efficiency gains during several quarters.  Blue Coat Systems (2.16%), an enterprise software company, gained 165%.  The company sells proxy appliances to enhance the visibility and control of web communications and improve performance.  Proxy sales have regained momentum due to the introduction of Blue Coat’s WAN (Wide Area Networking) Optimization product, Mach 5.  Apple (5.21%), a leading PC and MP3 producer, climbed 104%.  Apple significantly beat earnings expectations during 2007 due to margins and MAC units that were better than expected.

Micron Technology (0.00%), a leading memory semiconductor company, declined 31%.  Micron reported an in-line quarter for September 2006, below investor expectations.  Lam Research (1.28%) fell 25%; despite posting better than expected results due to strong memory spending in Asia, the stock underperformed due to expectations of slower growth in 2008.

While economic growth has slowed modestly and lending standards have tightened, we continue to see a continuation of strong fundamentals into 2008 due to emerging market growth, solid US employment and wage growth as well as strong corporate cash flow.  In addition, video streaming over the internet has been the most significant secular driver of technology spending this decade.  As always, the Portfolio will continue to focus on dynamic companies in attractive markets that should benefit from positive industry dynamics and dominant secular trends.  The emerging themes we remain focused on are Video Streaming and Downloading, Internet Advertising, Next-Generation carrier data spending (Voice over IP, 3G, Bandwidth Optimization) and Security.

*

Annualized performance for periods greater than one year.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/07.   The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2% will be levied on shares held less than 30 days, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

TECHNOLOGY & COMMUNICATIONS PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets

Apple Computer, Inc.	5.21%
Cisco Systems, Inc	4.18%
Nokia Corp., ADR	3.93%
Google, Inc.	3.77%
Texas Instruments, Inc.	3.11%
Hewlett - Packard Co.	2.99%
Thermo Electron Corp.	2.88%
Research In Motion, Ltd.	2.83%
Shire Pharmaceuticals, ADR	2.78%
Applied Materials, Inc.	2.71%

                                                                                                        *Based on total net assets as of August 31, 2007

                                                                                    Excludes short-term investments.

Portfolio Composition*

The Lipper Science and Technology Funds Index is an equal-weighted performance index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds with this investment objective, and is compiled by Lipper, Inc. Investors may not invest in the Index directly.

The S&P 500™ Index is an unmanaged index.  Index returns assume reinvestment of dividends.  Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

ENERGY & BASIC MATERIALS PORTFOLIO

Advised by:

Loomis, Sayles & Co., L.P.

Boston, Massachusetts

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Period Ended August 31, 2007
	One Year: 9/1/06 - 8/31/07	Five Year: 9/1/02 - 8/31/07*	Inception: 10/23/97 - 8/31/07*	Inception: 9/21/98 - 8/31/07*	Inception: 1/7/03 - 8/31/07*
Class A
With Sales Charge	12.19%	19.23%	10.98%	NA	NA
Without Sales Charge	19.04%	20.66%	11.65%	NA	NA
Class B
With Sales Charge	13.85%	19.84%	NA	14.98%	NA
Without Sales Charge	18.85%	20.04%	NA	14.98%	NA
Class C
With Sales Charge	17.31%	NA	NA	NA	22.70%
Without Sales Charge	18.31%	NA	NA	NA	22.70%

PORTFOLIO ADVISOR COMMENTARY

Energy equipment, construction & engineering and metals & mining proved to be the largest industry contributors for the 12 month period ending August 31, 2007.  The energy equipment group was generally strong across the board, with Noble Corp. (4.07%), T-3 Energy Services Inc (0.00%) and Global SantaFe Corp. (0.00%) leading the pack.  The other big champions were Freeport-McMoRan Copper & Gold Inc. (4.52%) and KBR Inc. (3.18%).  Freeport-McMoRan’s stock price rallied following the acquisition of Phelps Dodge Corp.  Free cash flow is expected to be strong, which may give the company the opportunity to quickly pay down the debt associated with the transaction.  Besides KBR’s strong earnings and margins, it won a field construction and module fabrication contract with Shell Canada that helped to boost returns.  On the negative side of the ledger, the depressed level of natural gas prices penalized Parallel Petroleum Corp. (2.09%), a domestic natural gas producer, and Hercules Offshore Inc. (0.00%), an operator of liftboats in the Gulf of Mexico.

Looking ahead, we see some storm clouds on the horizon.  Oil prices have topped $80 per barrel at the same time the U.S. consumer is facing severe headwinds from the weak housing market.  Domestic gasoline and home heating oil inventories are at low levels compared with historic levels, leaving the consumer at risk for even higher gasoline and home heating oil prices as winter approaches.  This scenario leaves open the possibility of a slowdown in the U.S. economy. The U.S. Federal Reserve has aggressively cut short rates to assist a stressed consumer and relieve pressure on the financial markets, but only time will tell if this averts a slowdown.

We will continue to focus on valuation as the primary tool for stock selection, and we are optimistic that there continues to be good value in energy and basic materials.  With this approach we continue to see substantial investment opportunities.

*

Annualized performance for periods greater than one year.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/07.   The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2% will be levied on shares held less than 30 days, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

ENERGY & BASIC MATERIALS PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets

Baker Hughes, Inc.	4.91%
Royal Dutch Shell PLC, ADR	4.61%
General Cable Corp.	4.61%
Chicago Bridge & Iron Co.	4.60%
Freeport-McMoran Copper & Gold, Inc.	4.52%
Grant Prideco, Inc.	4.46%
Range Resources Corp.	4.36%
Halliburton Corp.	4.34%
Nabors Industries, Ltd.	4.25%
ConocoPhillips	4.22%

                                                                                                    *Based on total net assets as of August 31, 2007

                                                                                Excludes short-term investments.

Portfolio Composition*

The Lipper Natural Resources Funds Index is an equal-weighted performance index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds with this investment objective, and is complied by Lipper, Inc.  Investors may not invest in the Index directly.

The S&P 500™ Index is an unmanaged index.  Index returns assume reinvestment of dividends.  Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

FINANCIAL SERVICES PORTFOLIO

Advised by:

Loomis, Sayles & Co., L.P.

Boston, Massachusetts

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Period Ended August 31, 2007
	One Year: 9/1/06 — 8/31/07	Five Year: 9/1/02 — 8/31/07*	Inception: 8/1/00 — 8/31/07*
Class A
With Sales Charge	-1.30%	8.53%	5.74%
Without Sales Charge	4.71%	9.83%	6.62%
Class B
With Sales Charge	-0.27%	8.89%	6.01%
Without Sales Charge	4.13%	9.17%	6.01%
Class C
With Sales Charge	3.25%	9.16%	6.00%
Without Sales Charge	4.13%	9.16%	6.00%

PORTFOLIO ADVISOR COMMENTARY

Over the 12 month period ended August 31, 2007, the top contributors to the Portfolio were Blackrock (3.37%), Goldman Sachs (4.54%), and Berkshire Hathaway (5.18%).

Blackrock, a “best of breed” asset manager, continues to benefit from strong net flows as well as the smooth integration of Merrill Lynch Investment Management.  Shares of Goldman Sachs were hit hard during the turbulent market this summer but still remained one of the top performers over the last year due in part to the company’s growing global platform and superior financial advisory and fixed income trading businesses.  Berkshire Hathaway is a defensive position that performed consistently well during the chaotic market.

The top detractors to performance were Ambac Financial Group (0.00%), UBS (4.16%), and Merrill Lynch (4.15%).  While the financial sector as a whole experienced significant volatility during July and August of 2007 these companies were especially hard hit for their exposure, real or perceived, to the subprime mortgage market.  The Portfolio sold out of Ambac but continues to own shares of UBS and Merrill Lynch.  We like UBS because of the global diversity of the franchise as well what we consider to be an undervalued wealth and asset management unit.  Our thesis on Merrill Lynch is that it will outperform other investment banks that are more exposed to the mortgage markets and leveraged lending.

We continue to believe our constant search for value and attractive investment opportunities will serve the Portfolio well.  Due to the dislocations in the credit markets we have shifted our investment strategy away from sub-sectors such as commercial banks and consumer finance.  We believe that in this environment there are relatively greater opportunities within the insurance sub-sector and have increased the Portfolio’s weighting thereto.  Additionally, we are selective in our bank holdings, focusing on those that are less exposed to credit but which should benefit from the steepening yield curve and recent Federal Reserve ease.

*

Annualized performance for periods greater than one year.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/07.   The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2% will be levied on shares held less than 30 days, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

FINANCIAL SERVICES PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets

Wells Fargo & Co.	5.96%
PNC Financial Services Group, Inc.	5.83%
State Street Corp.	5.57%
American International Group, Inc.	5.28%
Berkshire Hathaway, Inc., Class B	5.18%
American Express Co.	5.17%
Bank of America Corp.	4.72%
Goldman Sachs Group, Inc.	4.54%
Franklin Resources, Inc.	4.40%
Morgan Stanley	4.30%

                                                                                                        *Based on total net assets as of August 31, 2007

                                                                                    Excludes short-term investments.

Portfolio Composition*

The Lipper Financial Services Sector Index, is an equal-weighted performance index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds with this investment objective, and is compiled by Lipper, Inc.  Investors may not invest in the Index directly.

The S&P 500™ Index is an unmanaged index.  Index returns assume reinvestment of dividends.  Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

INVESTMENT QUALITY BOND PORTFOLIO

Advised by:

Fox Asset Management LLC

Red Bank, New Jersey

Objective: The Portfolio seeks current income and reasonable stability of principal.

Total Aggregate Return for the Period Ended August 31, 2007
	One Year: 9/1/06 — 8/31/07	Five Year: 9/1/02 — 8/31/07*	Inception: 1/4/99 — 8/31/07*	Inception: 2/14/06 — 8/31/07*
Class A
With Sales Charge	-2.87%	NA	NA	-1.56%
Without Sales Charge	3.05%	NA	NA	2.31%
Class B
With Sales Charge	-1.86%	1.48%	3.36%	NA
Without Sales Charge	3.14%	1.82%	3.36%	NA
Class C
With Sales Charge	2.14%	1.82%	3.37%	NA
Without Sales Charge	3.14%	1.82%	3.37%	NA

PORTFOLIO ADVISOR COMMENTARY

Concluding the fiscal year that ended on August 31, 2007, the fixed income market reacted to a significant “flight-to-quality” rally in the past couple of months as the credit crisis led U.S. Treasuries to generally outperform all other types of fixed income investments.

The Saratoga Investment Quality Bond Portfolio was fairly well positioned for these market developments, although we were not able to completely escape from the deleterious effects of the spread widening.  It should be noted that the first few weeks in early September have seen a sizeable improvement in the market tone and risk tolerance and some of this “flight-to-quality” has reversed.

Going forward, we believe the Portfolio is positioned to take advantage of some of the opportunities the recent market gyrations have created.  For example, we have added exposure to long-end corporates at what we believe are attractive price levels (re-establishing positions after well-timed sales in the preceding quarter).  In addition, we continue to maintain a position in TIPS, which are U.S. Treasury Securities that are indexed to inflation and designed to try to partially protect investors from inflation.  While TIPS lagged nominal Treasuries in performance in the last year, we believe the threat of inflation still exists; the price of many commodities and the value of the U.S. Dollar clearly illustrate this potential.  We believe TIPS can be viewed as “cheap insurance” against this threat to the value of the Portfolio.

*

Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2% will be levied on shares held less than 30 days, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

INVESTMENT QUALITY BOND PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets

Federal National Mortgage, 4.125%, 4/15/2014	12.96%
U.S. Treasury Notes - TIPS, 1.875%, 7/15/2013	8.25%
Federal National Mortgage, 2.65%, 6/30/08	5.98%
J.P. Morgan Chase & Co., 3.80%, 10/2/2009	5.28%
U.S. Treasury Notes, 4.5%, 11/15/2015	5.07%
Federal National Mortgage, 5.00%, 4/15/2015	4.75%
International Lease Finance Corp., 4.375%, 11/1/2009	4.64%
Freddie Mac REMIC, 5.375%, 8/15/2011	3.67%
FPL Group Capital, Inc., 5.625%, 9/1/2011	3.51%
FleetBoston Financial Corp., 6.50%, 3/15/2008	3.41%

                                                                                            *Based on total net assets as of August 31, 2007

                                                                                                Excludes short-term investments.

Portfolio Composition*

The Lipper Short-Intermediate Investment Grade Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years. Investors may not invest directly in the Index.

The Lehman Intermediate Government/Credit Bond Index is composed of the bonds in the Lehman Government/Credit Bond Index that have maturities between 1 and 9.99 years.  The Lehman Government/Credit Bond Index consists of approximately 5,400 issues.  The securities must be investment grade (BAA or higher) with amounts outstanding in excess of $1 million and have at least one year to maturity.  The Lehman Index is an unmanaged index which does not include fees and expenses.  Investors may not invest directly in the Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MUNICIPAL BOND PORTFOLIO

Advised by:

Oppenheimer Capital LLC

New York, New York

Objective: The Portfolio seeks a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

Total Aggregate Return for the Period Ended August 31, 2007
	One Year: 9/1/06 — 8/31/07	Five Year: 9/1/02 — 8/31/07*	Inception: 1/4/99 — 8/31/07*	Inception: 2/14/06 — 8/31/07*
Class A
With Sales Charge	-7.26%	NA	NA	-4.94%
Without Sales Charge	-1.62%	NA	NA	-1.24%
Class B
With Sales Charge	-4.48%	1.25%	2.36%	NA
Without Sales Charge	0.43%	1.60%	2.36%	NA
Class C
With Sales Charge	-0.65%	1.51%	2.30%	NA
Without Sales Charge	0.33%	1.51%	2.30%	NA

PORTFOLIO ADVISOR COMMENTARY

For most of the 12 months ended August 31, 2007, higher quality municipal bonds generally outperformed lower quality bonds, and the Portfolio’s return benefited as a result of its overweighting to high quality bonds. The Portfolio’s shorter duration also positively contributed to returns for the period.

The municipal yield curve steepened over the 12 months on expectations the Federal Reserve would lower rates in response to the subprime mortgage crisis. Increasing concerns of inflation also caused the yield curve to steepen and short term and intermediate bonds generally outperformed as a result. Credit and quality spreads continued to tighten at the end of 2006, but that trend reversed when subprime mortgage problems triggered a reassessment of credit risk. Generally, municipals were less volatile than taxable bonds as they typically were not as impacted by the weakness of the dollar and hedge fund trading.

General obligation bonds generally outperformed revenue bonds in 2007, consistent with the broader bond market trend that saw investors favoring more liquid and higher quality bonds.  The Portfolio maintained a short duration for most of the period, as it appeared municipals were fully priced when taking into consideration the rising commodity and input prices and the likelihood that inflation would be higher in the near future.

We remain optimistic about the outlook for the Portfolio but expect continued variability as markets adjust to restructuring in housing and credit markets and to changes in interest and exchange rates.

*

Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2% will be levied on shares held less than 30 days, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

MUNICIPAL BOND PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets

Alvord, CA Union School District, 5.90%,	6.37%
2/1/2020
New Hampshire State Health & Education	5.80%
Facilities, 5.50%, 8/1/2027
MD State Energy Financing Admin.,	5.79%
Solid Waste Disposal, 6.30% 12/1/2010
Philadelphia PA, GO, 4.90%, 9/15/2020	5.62%
NY State Dormitory Authority, New York	4.82%
University, Revenue, 5.75%, 7/1/2013
Snohomish County WA School District,	4.69%
5.50%, 12/1/2019
Houston, TX Water & Sewer System	4.67%
Revenue, 5.50%, 12/1/2017
Texas State Veterans Housing Assistance	4.56%
Program, Series B, 5.75%, 12/1/2013
NJ Economic Development Authority,	4.46%
Revenue, 5.35%, 2/1/2038
State Health & Educational Facilities	4.44%
Authority, Revenue, 5.25%, 8/15/2019

                                                                                                *Based on total net assets as of August 31, 2007

                                                                                                    Excludes short-term investments.

Portfolio Composition*

The Lipper General Municipal Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings. Investors may not invest directly in the Index.

The Lehman Brothers Municipal Bond Index consists of approximately 25,000 municipal bonds which are selected to be representative of the long-term, investment grade tax-exempt bond market.  The bonds selected for the index have the following characteristics: a minimum credit rating of at least Baa; an original issue of at least $50 million; at least $3 million of the issue outstanding; issued within the last five years; and a maturity of at least one year.  The Lehman Index is an unmanaged index which does not include fees and expenses. Investors may not invest directly in the Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

Advised by:

Reich & Tang Asset Management, LLC

New York, New York

Objective: The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

7-Day Compounded Yield¹	U.S. Government Money Market Portfolio (Class A, B, C)
8/31/07	3.96%

Total Aggregate Return for the Period Ended August 31, 2007
	One Year: 9/1/06 — 8/31/07	Five Year: 9/1/02 — 8/31/07*	Inception: 1/4/99 — 8/31/07*	Inception: 2/14/06 — 8/31/07*
Class A
With Sales Charge	-2.62%	NA	NA	-1.44%
Without Sales Charge	3.22%	NA	NA	2.35%
Class B
With Sales Charge	-0.88%	1.37%	2.21%	NA
Without Sales Charge	4.12%	1.75%	2.21%	NA
Class C
With Sales Charge	3.10%	1.74%	2.21%	NA
Without Sales Charge	4.10%	1.74%	2.21%	NA

PORTFOLIO ADVISOR COMMENTARY

The Saratoga U.S. Government Money Market Portfolio was invested primarily in U.S. Government Agency notes as of August 31, 2007.

After reviewing the 12 months ending August 31, 2007, one can clearly label this period as an economic “waiting” period.  A large portion of the year was spent watching and analyzing each piece of economic/inflationary data in an attempt to predict the shape of the short-term interest rate curve and ultimately the next action to be taken by the Federal Open Market Committee (FOMC).  The FOMC had not adjusted its Federal Funds Target Rate of 5.25% since 6/29/07, regardless of its continuing concerns that inflationary pressures were the primary danger to our economy. Comments by the FOMC recognized the economy’s “moderate” level of growth and that it “seems likely to continue to expand at a moderate pace over coming quarters.”  Any future FOMC actions were to “depend on the evolution of the outlook for both inflation and economic growth.”

Regardless of the views communicated by the FOMC, it was becoming evident to the market that the U.S. economy was entering a new phase.  We were beginning to descend from the peak of a growth cycle that was primarily fueled by the housing market.   This historical growth was approaching an end and the resulting difficulties in the sub-prime mortgage market were becoming extremely evident.  The market’s conversation was changing into one that focused on this reversal of economic fortune, the possibility of a recessionary period, and when the FOMC would be forced to cut their target rate to maintain the market’s short-term liquidity.

We continue to be concerned with the current housing market and its potential drag on the growth of the U.S. economy.  We believe the FOMC will eventually be forced to react to this developing scenario, therefore, we continue to anxiously await each piece of economic data and the FOMC’s decisions/opinions to conclude whether or not our economy will continue to move in a healthy direction on its own or if it will need coaxing from Chairman Bernanke.

An investment in the U.S. Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Although the U.S. Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

¹      The current 7-day yield more closely reflects the current earnings of the Portfolio than the total return quotation.

*      Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION VALUE PORTFOLIO
August 31, 2007

Shares		Value	Shares		Value
	Common Stocks - 99.26%			Electric - 0.97%
	Aerospace & Defense - 3.77%		11,400	Southern Co. +	$ 404,586
4,500	Boeing Co.	$ 435,150
11,650	Honeywell International, Inc.	654,147		Food - 1.56%
7,900	Raytheon Co.	484,586	20,700	Unilever PLC	651,636
		1,573,883
				Health Care Services - 6.78%
	Banks - 9.31%		21,200	UnitedHealth Group, Inc.	1,060,212
7,650	Bank of America Corp.	387,702	22,000	WellPoint, Inc. *	1,772,980
37,000	Bank of New York Mellon Corp. (The)	1,495,910			2,833,192
18,500	Wachovia Corp.	906,130
30,100	Wells Fargo & Co.	1,099,854		Home Builders - 4.29%
		3,889,596	34,700	Centex Corp. +	1,003,177
			52,100	DR Horton, Inc. +	787,231
	Beverages - 1.67%				1,790,408
12,950	Coca-Cola Co. (The)	696,451
				Hotels Restaurants & Leisure - 1.24%
	Biotechnology - 0.21%		10,500	McDonald's Corp.	517,125
10,500	Nektar Therapeutics * +	86,730
				Insurance - 10.98%
	Capital Markets - 4.79%		13,400	AMBAC Financial Group, Inc.	841,788
16,500	JP Morgan Chase & Co.	734,580	8,150	American International Group, Inc.	537,900
7,700	Lehman Brothers Holdings, Inc.	422,191	17,650	MBIA, Inc. +	1,059,000
7,150	Merrill Lynch & Co., Inc.	526,955	15,500	RenaissanceRe Holdings, Ltd.	887,840
5,100	Morgan Stanley	318,087	10,900	The Hartford Financial Services
		2,001,813		Group, Inc.	969,119
			9,156	PMI Group, Inc. (The)	290,062
	Commercial Services - 3.63%				4,585,709
18,400	ChoicePoint, Inc. * +	723,856
40,000	H&R Block, Inc.	793,600		Leisure Products - 0.87%
		1,517,456	17,850	News Corp., Class A	361,106

	Conglomerates - 3.83%			Machinery/Instruments - 3.42%
41,100	General Electric Co.	1,597,557	4,200	Eaton Corp.	395,724
			4,150	Parker Hannifin Corp.	446,001
	Communications Equipment - 3.39%		13,300	Tyco International, Ltd.	587,328
44,300	Cisco Systems, Inc. *	1,414,056			1,429,053

	Computers - 0.99%			Oil & Gas - 11.84%
14,650	Dell, Inc. *	413,863	12,500	BP PLC	842,000
			20,000	ChevronTexaco Corp.	1,755,200
	Consumer Finance - 0.99%		22,900	ConocoPhillips	1,875,281
6,400	Capital One Financial Corp.	413,824	5,500	ExxonMobil Corp.	471,515
					4,943,996
	Cosmetics & Toiletries - 0.53%
3,400	Procter & Gamble Co.	222,054		Pharmaceuticals - 4.14%
			13,100	Abbott Laboratories	680,021
	Diversified Financials - 3.30%		19,000	Sepracor, Inc. * +	554,230
17,700	CIT Group, Inc.	664,989	10,700	Wyeth	495,410
15,200	Citigroup, Inc.	712,576			1,729,661
		1,377,565

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION VALUE PORTFOLIO (Continued)
August 31, 2007

Shares		Value
	REITS - 2.05%
32,200	Annaly Capital Management, Inc. +	$ 453,698
22,600	CapitalSource, Inc. +	402,958
		856,656

	Specialty Retail - 4.02%
18,100	CVS Caremark Corp.	684,542
13,900	Home Depot, Inc.	532,509
15,200	The TJX Cos., Inc.	463,448
		1,680,499

	Thrifts & Mortgage Finance - 3.07%
64,550	Countrywide Financial Corp. +	1,281,317

	Telecommunications - 7.62%
24,400	Motorola, Inc.	413,580
54,000	Sprint Nextel Corp.	1,021,680
41,700	Verizon Communications, Inc.	1,746,396
		3,181,656

	Total Common Stocks (Cost $39,217,820)	41,451,448

	Short-Term Investments - 0.81%
338,248	Milestone Treasury Obligation Portfolio,
	Institutional Class,
	to yield 4.96%, 9/4/07
	(Cost $338,248)	338,248

	Collateral Received for Securities
	Loaned - 13.25%
5,534,433	Bank of New York Institutional Cash
	Reserve Fund, to yield 5.406%, 9/4/07
	(Cost $5,534,433)	5,534,433

TOTAL INVESTMENTS
(Cost $45,090,501) (a)	113.32%	$ 47,324,129

Liabilities in excess of other assets	-13.32%	(5,564,714)

TOTAL NET ASSETS	100.00%	$ 41,759,415

Percentages indicated are based upon total net assets of $41,759,415

* Non -incoming producing security.
+ All or a portion of the security is on loan.
ADR - American Depositary Receipt

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $45,149,226 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$ 4,338,141
	Unrealized depreciation:	(2,163,238)
	Net unrealized appreciation:	$ 2,174,903

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION GROWTH PORTFOLIO
August 31, 2007

Shares		Value	Shares		Value
	Common Stocks - 99.75%			Retailing - 2.84%
	Apparel - 5.69%		28,531	CVS Corp.	$ 1,079,042
20,763	Coach, Inc. *	$ 924,576
23,413	Guess?, Inc. +	1,240,889		Semiconductors - 3.85%
		2,165,465	28,586	Nvidia Corp. * +	1,462,460

	Chemicals - 6.82%			Software - 6.95%
20,515	Monsanto Co.	1,430,716	26,775	Adobe Systems, Inc. * +	1,144,631
27,719	Mosaic Co. *	1,164,753	10,764	Mastercard, Inc. +	1,474,560
		2,595,469	333	Vmware, Inc. * +	22,940
					2,642,131
	Computers - 15.68%
14,836	Apple Computer, Inc. *	2,054,489		Tech Hardware & Equipment - 3.13%
45,005	Dell, Inc. *	1,271,391	37,265	Cisco Systems, Inc. *	1,189,499
68,453	EMC Corp. - Mass. *	1,345,786
26,139	Hewlett Packard Co.	1,289,960
		5,961,626		Total Common Stocks (Cost $30,818,238)	37,935,813

	Diversified Financials - 7.87%			Short-Term Investments - 0.59%
2,740	CME Group, Inc.	1,520,152	224,624	Milestone Treasury Obligation Portfolio,
10,089	IntercontinentalExchange, Inc. * +	1,471,683		Institutional Class,
		2,991,835		to yield 4.96%, 9/4/07
				(Cost $224,624)	224,624
	Diversified Manufacturing - 2.55%
16,654	Textron, Inc.	971,594		Collateral Received for Securities
				Loaned - 17.49%
	Engineering & Construction - 2.83%		6,650,235	Bank of New York Institutional Cash
16,312	Jacobs Engineering Group, Inc. * +	1,078,060		Reserve Fund, to yield 5.406%, 9/4/07
				(Cost $6,650,235)	6,650,235
	Internet - 8.44%
14,079	Amazon.Com, Inc. *+	1,125,053	TOTAL INVESTMENTS
4,050	Google, Inc., Class A *	2,086,763	(Cost $37,693,097) (a)	117.83%	$ 44,810,672
		3,211,816
			Liabilities in excess of other assets	-17.83%	(6,779,221)
	Machinery - 6.28%
10,520	Deere & Co.	1,431,351	TOTAL NET ASSETS	100.00%	$ 38,031,451
12,000	Terex Corp. *	958,560
		2,389,911	Percentages indicated are based upon total net assets of $38,031,451

	Metal Fabrication - 5.33%		* Non-income producing securities.
15,552	Precision Castparts Corp.	2,026,581	+ All or a portion of the security is on loan.

	Mining - 3.81%		(a) Represents cost for financial reporting purposes. Aggregate cost for federal
16,557	Freeport-McMoran Copper & Gold, Inc.	1,447,413	tax purposes is $37,693,097 and differs from market value by net unrealized
			appreciation (depreciation) of securities as follows:
	Oil & Gas Services - 7.33%
13,569	National Oilwell Varco, Inc. *	1,736,832		Unrealized appreciation:	$ 7,245,411
10,889	Schlumberger, Ltd.	1,050,789		Unrealized depreciation:	(127,836)
		2,787,621		Net unrealized appreciation:	$ 7,117,575

	Pharmaceuticals - 10.35%
39,174	Gilead Sciences, Inc. *	1,424,758
24,668	Merck & Co, Inc.	1,237,594
42,403	Schering Plough Corp.	1,272,938
		3,935,290

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MID CAPITALIZATION PORTFOLIO
August 31, 2007

Shares		Value	Shares		Value
	Common Stocks - 99.85%			Drugs & Pharmaceuticals - 1.81%
	Aerospace/Defense - 2.47%		6,200	Barr Pharmaceuticals, Inc. * +	$ 315,456
4,100	Alliant Techsystems, Inc. * +	$ 431,771
				Electrical Equipment &
	Apparel - 1.85%			Components - 4.24%
5,550	Phillips-Van Heusen	323,176	5,525	General Cable Corp. * +	321,445
			5,950	Rockwell Automation, Inc.	419,237
	Auto Parts & Equipment - 0.44%				740,682
1,325	Autoliv, Inc. +	76,015
				Electronics - Semiconductors/
	Automobile - 0.42%			Components - 1.49%
1,350	Harley-Davidson, Inc. +	72,617	6,200	Arrow Electronics, Inc. *	260,152

	Banks - 5.86%			Energy Equipment - 5.96%
2,300	City National Corp.	164,197	3,275	Grant Prideco, Inc. *	181,108
4,325	Marshall & Ilsley Corp.	189,046	4,050	Oil States International, Inc. * +	170,910
9,720	People's Bank	171,850	8,650	Superior Energy Services, Inc. *	335,793
10,575	Synovus Financial Corp.	292,081	5,375	Tidewater, Inc.	351,794
2,900	Zions Bancorp	204,740			1,039,605
		1,021,914
				Financial Services - 2.87%
	Building Materials - 1.07%		4,425	Affiliated Managers Group, Inc. * +	501,131
5,200	Lennox International, Inc.	187,044
				Food Products - 2.77%
	Capital Markets - 6.22%		5,875	Archer-Daniels-Midland Co.	197,988
6,325	Federated Investors, Inc.	222,071	8,000	Hormel Foods Corp. +	285,040
10,425	Jefferies Group, Inc.	269,173			483,028
3,200	Legg Mason, Inc.	277,824
17,475	TD Ameritrade Holding Corp. * +	317,171		Healthcare Providers & Services - 6.81%
		1,086,239	4,825	Coventry Health Care, Inc. *	276,810
			5,875	DaVita, Inc. *	337,930
	Chemicals - 5.89%		9,575	Omnicare, Inc.	312,432
8,125	Albemarle Corp.	328,819	4,375	Pediatrix Medical Group, Inc. *	260,969
3,275	FMC Corp.	294,750			1,188,141
2,800	Scotts Miracle-Gro Co. (The)	126,728
10,300	Valspar Corp. +	277,791		Home Furnishings - 1.73%
		1,028,088	3,125	Whirlpool Corp.	301,281

	Commercial Services - 4.23%			Hotels/Restaurants - 0.99%
10,500	Equifax, Inc.	404,460	11,225	Triarc Cos., Inc.	172,416
9,325	RR Donnelley & Sons Co.	334,021
		738,481		Industrial Conglomerates - 2.88%
			3,125	McDermott International, Inc. *	299,969
	Computer Peripherals - 3.74%		2,600	Teleflex, Inc.	202,202
16,450	Qlogic Corp. * +	218,785			502,171
18,600	Western Digital Corp. * +	434,496
		653,281		Insurance Multi-Line - 1.18%
			7,450	HCC Insurance Holdings, Inc.	205,695
	Distribution/Wholesale - 1.51%
5,550	WESCO International, Inc. * +	264,124

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MID CAPITALIZATION PORTFOLIO (Continued)
August 31, 2007

Shares		Value	Shares		Value
	Leisure Time - 0.71%			Trading Companies & Distributors - 1.43%
4,950	Brunswick Corp. +	$ 124,493	2,725	WW Grainger, Inc.	$ 249,637

	Machinery-Diversified - 5.25%			Utilities - Electrical - 1.42%
7,450	Graco, Inc.	301,054	9,400	DPL, Inc.	247,690
4,075	Ingersoll-Rand Co., Ltd.	211,615
3,750	Parker Hannifin Corp.	403,012		Total Common Stocks (Cost $16,300,065)	17,425,045
		915,681

	Metals & Mining - 3.41%
3,800	Reliance Steel & Aluminum Co.	201,286		Short-Term Investments - 0.03%
9,250	Teck Cominco, Ltd.	394,327	5,958	Milestone Treasury Obligation Portfolio,
		595,613		Institutional Class,
				to yield 4.96%, 9/4/07
	Oil & Gas - 6.04%			(Cost $5,958)	$ 5,958
7,850	Helix Energy Solutions Group, Inc. * +	301,676
9,200	Pioneer Natural Resources Co. +	377,660		Collateral Received for Securities
10,100	Southwestern Energy Co. *	375,619		Loaned - 23.23%
		1,054,955	4,054,932	Bank of New York Institutional Cash
				Reserve Fund, to yield 5.406%, 9/4/07
	Real Estate - 1.89%			(Cost $4,054,932)	4,054,932
11,150	CB Richard Ellis Group, Inc. * +	329,148
			TOTAL INVESTMENTS
	Retail - 9.28%		(Cost $20,360,955) (a)	123.11%	$ 21,485,935
11,575	Autonation, Inc. * +	219,694
6,600	Best Buy Co., Inc. +	290,070	Liabilities in excess other assets	-23.11%	(4,032,685)
4,800	Men's Warehouse, Inc.	243,264
7,525	Ross Stores, Inc.	209,421	TOTAL NET ASSETS	100.00%	$ 17,453,250
15,300	Staples, Inc.	363,375
8,800	Williams-Sonoma, Inc. +	293,304	Percentage indicated are based on net assets of $17,453,250
		1,619,128
			* Non-income producing securities.
	Software - 1.68%		+ All or a portion of the security is on loan.
1,100	Cognos, Inc. *	44,033
10,825	Sybase, Inc. *	249,516	(a) Represents cost for financial reporting purposes. Aggregate cost for federal
		293,549	tax purposes is $20,365,367 and differs from market value by net unrealized
			appreciation (depreciation) of securities as follows:
	Thrifts & Mortgage Finance - 2.31%
17,225	New York Community Bancorp, Inc.	304,710		Unrealized appreciation:	$ 1,723,632
2,900	Prosperity Bancshares, Inc.	97,933		Unrealized depreciation:	(603,064)
		402,643		Net unrealized appreciation:	$ 1,120,568

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO
August 31, 2007

Shares		Value	Shares		Value
	Common Stocks - 97.13%			Insurance - 5.26%
	Aerospace/Defense - 2.07%		12,700	IPC Holdings, Ltd.	$ 322,834
16,600	Carter's, Inc. * +	$ 327,684	6,400	Protective Life Corp.	267,520
			5,600	Zenith National Insurance Corp.	241,416
	Automotive Equipment &				831,770
	Manufacturing - 1.55%
2,900	BorgWarner, Inc.	245,050		Manufacturing - 9.19%
			6,800	A.O. Smith Corp.	327,760
	Banks - 11.91%		3,900	Albany International Corp., Class A	151,866
14,200	Boston Private Financial Holdings, Inc. +	385,530	11,800	Aptargroup, Inc.	428,694
8,800	First Midwest Bancorp, Inc. +	301,752	7,800	Clarcor, Inc. +	302,016
18,700	Hanmi Financial Corp. +	289,476	3,100	Teleflex, Inc.	241,087
9,900	Provident Bankshares Corp. +	305,910			1,451,423
18,300	UCBH Holdings, Inc. +	304,146
13,600	Umpqua Holdings Corp. +	295,120		Medical Products - 7.27%
		1,881,934	12,200	Owens & Minor, Inc.	486,780
			7,100	PolyMedica Corp. +	367,567
	Chemicals - 2.24%		7,300	West Pharmaceutical Services, Inc. +	292,365
15,600	RPM, Inc.	353,184			1,146,712

	Collectibles - 2.16%			Metal Fabrication/Hardware - 1.25%
11,200	RC2 Corp. * +	342,048	16,000	Mueller Water Products, Inc. +	197,760

	Cosmetics & Personal Care - 1.91%			Oil & Gas - 7.78%
4,900	Chattem, Inc. * +	302,379	5,500	Cimarex Energy Co.	196,955
			9,600	Oil States International, Inc. *	405,120
	Electric - 3.47%		17,600	Piedmont Natural Gas Co., Inc. +	464,640
14,500	Cleco Corp. +	334,080	13,400	Pioneer Drilling Co. * +	162,944
11,300	Pike Electric Corp. * +	213,570			1,229,659
		547,650
				REITS - 5.82%
	Electronic Components - 1.51%		15,400	Senior Housing Properties Trust +	313,236
8,700	Technitrol, Inc.	239,250	14,300	Strategic Hotels & Resorts, Inc.	294,151
			11,600	Sunstone Hotel Investors, Inc.	312,736
	Energy & Utilities - 1.20%				920,123
3,800	Questar Corp.	189,886
				Restaurants - 2.15%
	Food - 2.53%		8,100	Applebees International, Inc. +	200,961
25,600	Chiquita Brands International, Inc. * +	399,360	3,700	CBRL Group, Inc.	138,454
					339,415
	Food Processing - 2.02%
11,200	Performance Food Group Co. *	318,528		Retail - 5.64%
			10,700	BJ's Wholesale Club, Inc. * +	374,500
	Holding Companies - 1.71%		19,800	Stage Stores, Inc. +	343,134
10,700	Walter Industries, Inc.	270,496	5,900	Tween Brands, Inc. * +	174,050
					891,684
	Household Products - 5.59%
9,500	Church & Dwight Co., Inc.	426,835		Semiconductor - 5.87%
14,800	Tupperware Corp.	455,692	43,000	ON Semiconductor Corp. * +	503,960
		882,527	13,950	Diodes, Inc. * +	422,824
					926,784
See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO (Continued)
August 31, 2007

Shares		Value
	Software - 3.29%
25,700	Epicor Software Corp. * +	$ 341,810
10,800	Smith Micro Software, Inc. * +	178,092
		519,902

	Transportation - 3.74%
6,900	Arkansas Best Corp. +	247,710
7,900	Bristow Group, Inc. * +	342,465
		590,175

	Total Common Stocks (Cost $12,206,585)	15,345,383

	Short-Term Investments - 2.89%
456,748	Milestone Treasury Obligation Portfolio,
	Institutional Class,
	to yield 4.96%, 9/4/07
	(Cost $456,748)	456,748

	Collateral Received for Securities
	Loaned - 33.33%
5,266,237	Bank of New York Institutional Cash
	Reserve Fund, to yield 5.406%, 9/4/07			-
	(Cost $5,266,237)	5,266,237

TOTAL INVESTMENTS
(Cost $17,929,570) (a)	133.35%	$ 21,068,368

Liabilities in excess of other assets	-33.35%	(5,268,507)

TOTAL NET ASSETS	100.00%	$ 15,799,861

Percentages indicated are based upon total net assets of $15,799,861

* Non-income producing securities.
+ All or a portion of the security is on loan.

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $17,929,988 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$ 3,797,268
	Unrealized depreciation:	(658,888)
	Net unrealized appreciation:	$ 3,138,380

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO
August 31, 2007

Shares		Value	Shares				Value
	Common Stocks - 99.03%			GREECE - 1.99%
	BRAZIL - 2.90%			Banks - 1.99%
	Mining - 0.76%		24,900	National Bank of Greece SA, ADR			$ 298,800
2,300	Cia Vale do Rio Doce	$ 113,459
				ISRAEL - 2.29%
	Oil & Gas - 2.14%			Pharmaceuticals - 2.29%
5,200	Petroleo Brasileiro SA, ADR	321,568	8,000	Teva Pharmaceutical Industries, Ltd.			344,000

	TOTAL BRAZIL	435,027		ITALY - 5.11%
				Banks - 3.13%
	FRANCE - 11.07%		10,400	Intesa Sanpaulo, ADR *			470,420
	Building Materials - 4.36%
16,850	Lafarge SA	653,780		Oil - 1.98%
			4,300	Eni S.p.A., ADR			296,614
	Commercial Banking - 5.18%
8,500	BNP Paribas SA, ADR	448,558		TOTAL ITALY			767,034
10,200	Societe Generale, ADR	329,191
		777,749		JAPAN - 18.98%
				Audio/Video Products - 1.44%
	Insurance - 1.53%		4,550	Sony Corp.			217,399
5,700	AXA SA, ADR	229,083
				Automobiles - 2.01%
	TOTAL FRANCE	1,660,612	2,600	Toyota Motor Corp., ADR			300,768

	GERMANY - 15.14%			Banking & Finance - 4.01%
	Apparel - 1.53%		2,900	ORIX Corp.			308,241
7,800	Adidas - Salomon AG, ADR	230,159	2,800	Shizuoka Bank, Ltd., ADR			292,525
							600,766
	Auto Manufacturers- 2.05%
3,450	DaimlerChrysler AG	307,395		Chemicals - 2.23%
			4,500	Asahi Kasei Corp., ADR			335,250
	Auto Parts - 2.05%
2,350	Continental AG	306,877		Metal Processing - 3.47%
			6,050	NSK, Ltd., ADR			519,846
	Banking & Finance - 1.41%
1,700	Deutsche Bank AG	210,800		Photo/Office Equipment - 2.30%
			6,050	Canon, Inc., ADR			345,576
	Chemicals - 2.77%
5,250	Bayer AG, ADR	415,013		Retail - 1.20%
			13,200	Aeon Co., Ltd., ADR			180,152
	Diversified Manufacturing - 1.84%
2,200	Siemens AG, ADR	275,660		Toys - 2.32%
			6,000	Ninetendo Co., Ltd.			347,453
	Electrical Utilities - 3.49%
4,650	RWE Aktiengesellschaf SP, ADR	523,611		TOTAL JAPAN			2,847,210

	TOTAL GERMANY	2,269,515

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO (Continued)
August 31, 2007

Shares		Value	Shares				Value
	LUXEMBOURG - 1.97%			Oil & Gas - 5.56%
	Metal Hardware - 1.97%		8,800	BP PLC			$ 592,768
6,300	Tenaris SA, ADR	$ 295,659	3,100	Centrica PLC			241,049
							833,817
	MEXICO - 1.74%
	Media - 1.74%			Software - 1.69%
10,000	Grupo Televisa SA	260,600	13,300	Sage Group PLC, ADR			253,515

	NETHERLANDS - 3.31%			Telecommunications - 3.13%
	Telecommunications - 3.31%		14,500	Vodafone Group PLC			469,800
31,650	Royal KPN NV, ADR	496,588
				TOTAL UNITED KINGDOM			2,482,538
	SWEDEN - 10.34%
	Banks - 2.46%
11,250	Swedbank AB, ADR	368,312		Total Common Stocks (Cost $13,322,070)			14,853,834

	Metal Processing - 6.44%
24,600	Sandvik AB, ADR	500,903		Short-Term Investments - 2.97%
22,800	SFK AB, ADR	465,079	446,205	Milestone Treasury Obligation Portfolio,
		965,982		Institutional Class,
				to yield 4.96%, 9/4/07
	Telecommunications - 1.44%			(Cost $446,205)		(Cost $0)	$ 446,205
5,800	Telefonaktiebolaget LM Ericsson	215,818
			TOTAL INVESTMENTS
	TOTAL SWEDEN	1,550,112	(Cost $13,768,275) (a)		102.00%		$ 15,300,039

	SWITZERLAND - 7.64%		Liabilities in excess of other assets		-2.00%		(299,767)
	Financial Services - 1.77%
4,050	Credit Suisse Group, ADR	265,842	TOTAL NET ASSETS		100.00%		$ 15,000,272

	Food & Food Services - 3.12%		Percentage indicated are based upon total net assets of $15,000,272
4,300	Nestle SA, ADR	467,527
			* Non-incoming producing security.
	Pharmaceuticals - 2.75%
4,750	Roche Holding AG, ADR	412,770	ADR-American Depositary Receipt

	TOTAL SWITZERLAND	1,146,139	(a) Represents cost for financial reporting purposes. Aggregate cost for federal
			tax purposes is $13,769,677 and differs from market value by net unrealized
	UNITED KINGDOM - 16.55%		appreciation (depreciation) of securities as follows:
	Food & Food Services - 6.17%
17,500	Tesco PLC, ADR	450,058		Unrealized appreciation:			$ 1,932,527
15,100	Unilever PLC	475,348		Unrealized depreciation:			(402,165)
		925,406		Net unrealized appreciation:			$ 1,530,362

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
HEALTH & BIOTECHNOLOGY PORTFOLIO
August 31, 2007

Shares		Value	Shares			Value
	Common Stocks - 98.76%			Short-Term Investments - 1.44%
	Biotechnology - 21.13%		354,819	Milestone Treasury Obligation Portfolio,
40,400	Affymetrix, Inc. * +	$ 915,464		Institutional Class,
25,700	Amgen, Inc. *	1,287,827		to yield 4.96%, 9/4/07
6,000	Biogen Idec, Inc. * +	382,920		(Cost $354,819)		$ 354,819
101,021	Cell Genesys, Inc. * +	381,859
11,500	Genentech, Inc. *	860,315		Collateral Received for Securities
19,000	Genzyme Corp. * +	1,185,790		Loaned - 27.69%
20,000	Human Genome Sciences, Inc. * +	184,200	6,812,302	Bank of New York Institutional Cash
		5,198,375		Reserve Fund, to yield 5.406%, 9/4/07
				(Cost $6,812,302)		6,812,302
	Healthcare - Equipment
	& Supplies - 29.45%			TOTAL INVESTMENTS
3,000	Applera Corp. - Applied Biosystems	94,830		(Cost $31,761,103) (a)	127.89%	$ 31,460,553
19,600	Covidien, Ltd. *	780,668
23,200	Invitrogen Corp. * +	1,807,280		Liabilities in excess of other assets	-27.89%	(6,862,473)
30,000	Medtronic, Inc.	1,585,200
2,000	Quest Diagnostics, Inc.	109,500		TOTAL NET ASSETS	100.00%	$ 24,598,080
4,000	Stryker Corp.	267,200
22,000	Techne Corp. * +	1,386,220
19,700	Waters Corp. * +	1,212,929	Percentages indicated are based on net assets of $24,598,080
		7,243,827
				* Non-income producing securities.
	Healthcare - Providers			+ All or a portion of the security is on loan.
	& Service - 10.48%
25,500	AmerisourceBergen Corp.	1,220,175	(a) Represents cost for financial reporting purposes. Aggregate cost for federal
9,000	IMS Health, Inc.	269,460	tax purposes is $31,870,720 and differs from market value by net unrealized
2,126	PharMerica Corp. * +	37,694	appreciation (depreciation) of securities as follows:
21,000	UnitedHealth Group, Inc.	1,050,210
		2,577,539		Unrealized appreciation:		$ 2,191,020
				Unrealized depreciation:		(2,601,187)
	Pharmaceuticals - 37.70%			Net unrealized depreciation:		$ (410,167)
10,000	AstraZeneca PLC +	492,000
53,156	Corcept Therapeutics, Inc. * +	170,631
21,000	Eli Lilly & Co.	1,204,350
4,000	GlaxoSmithKline PLC +	208,880
17,000	Johnson & Johnson	1,050,430
44,000	King Pharmaceuticals, Inc. * +	661,320
20,000	Medicis Pharmaceutical Corp., Class A +	610,800
39,000	Mylan Laboratories, Inc.	588,900
62,500	Pfizer, Inc.	1,552,500
40,000	Teva Pharmaceutical Industries, Ltd.	1,720,000
34,000	Watson Pharmaceuticals, Inc. *	1,013,880
		9,273,691

	Total Common Stocks (Cost $24,593,982)	24,293,432

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
TECHNOLOGY & COMMUNICATIONS PORTFOLIO
August 31, 2007

Shares		Value	Shares		Value
	Common Stocks - 97.51%			Media - 1.94%
	Building Materials - 1.01%		8,800	Rogers Communications, Inc.	$ 398,464
10,200	LSI Industries, Inc.	$ 206,856
				Semiconductors - 14.64%
	Consumer Discretionary - 11.16%		26,030	Applied Materials, Inc.	556,001
4,500	Arbitron, Inc.	224,235	4,900	Lam Research Corp. * +	262,787
6,060	Celgene Corp. * +	389,113	5,533	MEMC Electronic Materials, Inc. *	339,837
2,060	Intuitive Surgical, Inc. * +	455,837	7,800	Nvidia Corp. * +	399,048
7,250	Shire Pharmaceuticals, ADR	570,865	27,500	ON Semiconductor Corp. *	322,300
11,800	St. Jude Medical, Inc. *	514,126	18,600	Texas Instruments, Inc.	636,864
3,100	Teva Pharmaceutical Industries, Ltd.	133,300	8,700	Varian Semiconductor
		2,287,476		Equipment Associates, Inc. *	483,981
					3,000,818
	Electronics - 6.96%
2,100	Garmin, Ltd. +	213,843		Total Common Stocks (Cost $14,367,303)	19,990,638
17,203	Gentex Corp. +	344,748
10,890	Thermo Electron Corp. *	590,565		Short-Term Investments - 1.68%
7,900	Trimble Navigation, Ltd. *	278,949	344,750	Milestone Treasury Obligation Portfolio,
		1,428,105		Institutional Class,
				to yield 4.96%, 9/4/07
	Energy - Alternate Sources - 1.39%			(Cost $344,750)	344,750
2,740	First Solar, Inc. *	284,248

	Information Technology - 60.41%			Collateral Received for Securities
11,080	Adobe Systems, Inc. *	473,670		Loaned - 22.51%
3,800	Amazon.Com, Inc. * +	303,658	4,615,708	Bank of New York Institutional Cash
7,710	Apple Computer, Inc. *	1,067,681		Reserve Fund, to yield 5.406%, 9/4/07
5,300	Blue Coat Systems, Inc. * +	442,073		(Cost $4,615,708)	4,615,708
8,300	Broadcom Corp., Class A *	286,350
6,200	Ciena Corp. * +	234,856
26,870	Cisco Systems, Inc. *	857,690
17,600	Dell, Inc. *	497,200
5,100	DealerTrack Holdings, Inc. *	194,820
4,700	DST Systems, Inc. * +	359,362
1,500	Google, Inc. *	772,875
12,410	Hewlett-Packard Co.	612,433
14,700	Interactive Intelligence, Inc. *	287,385
13,200	Juniper Networks Corp. * +	434,544
13,830	Microsoft Corp.	397,336
6,900	NAVTEQ Corp. *	434,700
5,730	NII Holdings, Inc. * +	453,701
24,500	Nokia OYJ Corp.	805,560
11,859	Omniture, Inc. * +	294,222
24,120	Oracle Corp. *	489,153
10,560	Qualcomm, Inc.	421,238
6,800	Research In Motion, Ltd. *	580,788
4,600	RiverBed Technology, Inc. * +	204,240
5,100	SanDisk Corp. * +	285,906
10,100	Starent Networks Corp. *	209,777
5,800	Stratasys, Inc. * +	145,870
11,300	Vasco Data Security International, Inc. *	353,916
10,100	VeriSign, Inc. * +	325,220
2,300	Vmware, Inc. *	158,447
		12,384,671

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
TECHNOLOGY & COMMUNICATIONS PORTFOLIO (Continued)
August 31, 2007

TOTAL INVESTMENTS
(Cost $19,327,761) (a)	121.70%	$ 24,951,096

Liabilities in excess of other assets	-21.70%	(4,449,107)

TOTAL NET ASSETS	100.00%	$ 20,501,989

Percentages indicated are based on net assets of $20,501,989

* Non-income producing securities.
+ All or a portion of the security is on loan.

ADR - American Depositary Receipt

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $19,358,112 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$ 5,688,427
	Unrealized depreciation:	(95,443)
	Net unrealized appreciation:	$ 5,592,984

Schedule of Call Options Written

Contracts		Value
78	Interactive Intelligence, Inc.
	Expiration December 2007, Exercise Price $25.00	$ 7,410
100	ON Semiconductor Corp.
	Expiration January 2008, Exercise Price $12.50	11,500
65	Qualcomm, Inc.
	Expiration January 2008, Exercise Price $45.00	11,375

	(Proceeds $28,595)	$ 30,285

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
ENERGY & BASIC MATERIALS PORTFOLIO
August 31, 2007

Shares		Value	Shares		Value
	Common Stocks - 91.24%			Oil - Integrated Domestic - 8.83%
	Chemicals - 5.32%		6,278	ConocoPhillips	$ 514,106
3,000	Air Products and Chemicals, Inc.	$ 270,030	7,269	Royal Dutch Shell PLC - ADR	562,257
5,000	Praxair, Inc.	378,300			1,076,363
		648,330
				Oil - Refining & Marketing - 4.05%
	Coal - 3.27%		5,681	Petroplus Holdings AG *	493,673
10,000	Consol Energy, Inc.	398,800
				Pipelines - 3.00%
	Electrical Components & Equipment - 4.61%		23,059	El Paso Corp.	365,946
9,664	General Cable Corp. *	562,252
				Total Common Stocks (Cost $9,738,831)	11,123,693
	General Contractors - 7.78%
15,000	Chicago Bridge & Iron Co.	560,250		Short-Term Investments - 8.80%
11,823	KBR, Inc. *	388,267	1,073,292	Milestone Treasury Obligation Portfolio,
		948,517		Institutional Class,
				to yield 4.96%, 9/4/07
	Machinery - Construction & Mining - 3.68%			(Cost $1,073,292)	1,073,292
10,336	Joy Global, Inc.	448,479
			TOTAL INVESTMENTS
	Mining - 4.52%		(Cost $10,812,123) (a)	100.04%	$ 12,196,985
6,305	Freeport-McMoran Copper & Gold, Inc.	551,183
			Liabilities in excess of other assets	-0.04%	(5,202)
	Oil Cos. - Exploration & Production - 14.33%
6,317	Devon Energy Corp.	475,733	TOTAL NET ASSETS	100.00%	$ 12,191,783
14,370	Parallel Petroleum Corp. *	254,205
12,140	Quicksilver Resources, Inc. *	484,993	Percentages indicated are based on net assets of $12,191,783
14,653	Range Resources Corp.	532,051
		1,746,982	* Non-income producing securities.
			ADR - American Depositary Receipt
	Oil & Gas - Drilling Services - 15.48%
17,516	Nabors Industries, Ltd. *	518,298	(a) Represents cost for financial reporting purposes. Aggregate cost for federal
10,114	Noble Corp.	496,193	tax purposes is $10,817,878 and differs from market value by net unrealized
12,000	Pride International, Inc. *	422,040	appreciation (depreciation) of securities as follows:
12,000	Rowan Cos., Inc.	450,480
		1,887,011		Unrealized appreciation:	$ 1,686,872
				Unrealized depreciation:	(307,765)
	Oil & Gas - Equipment & Services - 16.37%			Net unrealized appreciation:	$ 1,379,107
7,142	Baker Hughes, Inc.	598,928
9,824	Grant Prideco, Inc. *	543,267
15,310	Halliburton Corp.	529,573
16,799	Mitcham Industries, Inc. *	324,389
		1,996,157

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
FINANCIAL SERVICES PORTFOLIO
August 31, 2007

Shares		Value	Shares			Value
	Common Stocks - 96.92%			Software - 2.74%
	Banks - 29.63%		1,734	Fidelity National Information Services, Inc.		$ 82,192
2,800	Bank of America Corp.	$ 141,904
4,325	HSBC Holdings PLC	78,253		Total Common Stocks (Cost $2,772,574)		2,911,875
1,259	Julius Baer Holdings AG	83,357
2,490	PNC Financial Services Group, Inc.	175,221		Short-Term Investments - 3.42%
2,725	State Street Corp.	167,206	102,622	Milestone Treasury Obligation Portfolio,
4,900	Wells Fargo & Co.	179,045		Institutional Class,
925	Zions Bancorp.	65,305		to yield 4.96%, 9/4/07
		890,291		(Cost $102,622)		102,622

	Diversified Financials - 43.98%			TOTAL INVESTMENTS
2,650	American Express Co.	155,343		(Cost $2,875,196) (a)	100.34%	$ 3,014,497
653	Blackrock, Inc.	101,280
2,545	Citigroup, Inc.	119,310		Liabilities in excess of other assets	-0.34%	(10,030)
215	CME Group, Inc.	119,282
1,003	Franklin Resources, Inc.	132,165		TOTAL NET ASSETS	100.00%	$ 3,004,467
775	Goldman Sachs Group, Inc.	136,408
2,425	Lazard, Ltd., Class A	97,218	Percentages indicated are based on net assets of $3,004,467
8,175	Man Group, PLC	81,376
1,693	Merrill Lynch & Co., Inc.	124,774		* Non-income producing securities.
2,072	Morgan Stanley	129,231
2,398	UBS AG	125,030	(a) Represents cost for financial reporting purposes. Aggregate cost for federal
		1,321,417	tax purposes is $2,875,196 and differs from market value by net unrealized
			appreciation (depreciation) of securities as follows:
	Insurance - 20.57%
1,853	ACE, Ltd.	107,029		Unrealized appreciation:		$ 267,733
2,402	American International Group, Inc.	158,532		Unrealized depreciation:		(128,432)
40	Berkshire Hathaway, Inc., Class B *	155,600		Net unrealized appreciation:		$ 139,301
1,391	Chubb Corp.	71,122
1,400	Prudential Financial, Inc.	125,692
		617,975

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INVESTMENT QUALITY BOND PORTFOLIO
August 31, 2007

Principal		Value	Principal		Value
	U.S. Government			Financial Services - 31.04%
	and Agencies - 44.88%			Caterpillar Financial Services:
	Federal National Mortgage		$ 350,000	3.67%, 10/4/07	$ 349,276
	Association - 27.35%		100,000	5.125%, 10/15/07	99,865
$ 900,000	2.65%, 6/30/08	$ 882,723	200,000	Citicorp
2,000,000	4.125%, 4/15/14 +	1,913,690		7.25%, 10/15/11	213,600
700,000	5.00%, 4/15/15 +	701,337	500,000	Countrywide Home Loans, Inc.,
541,338	5.375%, 8/15/11	541,465		4.125%, 9/15/09	487,439
		4,039,215		General Electric Capital Corp.:
			150,000	3.50%, 10/15/08	147,099
	U.S. Treasury Notes - 9.28%		50,000	3.20%, 2/15/09	48,604
750,000	4.50%, 11/15/15 +	749,104	400,000	Goldman Sachs Group, Inc.,
300,000	5.125%, 5/15/16 +	312,883		6.65%, 5/15/09	409,647
300,000	4.875%, 8/15/16 +	307,576	100,000	Hartford Financial Services Group,
		1,369,563		4.70%, 9/1/07	100,000
				Household Finance Corp.:
	U.S. Treasury Inflation		50,000	6.00%, 10/15/07	49,983
	Protection Securities - 8.25%		50,000	8.00%, 11/15/07	50,174
1,100,000	1.875%, 7/15/13	1,218,193	150,000	3.65%, 3/15/08	148,288
			100,000	HSBC Finance Corp.,
	Total U.S. Government			4.45%, 9/15/08	98,730
	and Agencies (Cost $6,578,332)	6,626,971	700,000	International Lease Finance Corp.
				4.375%, 11/1/09	685,433
	Corporate Notes and Bonds - 53.67%		800,000	J.P. Morgan Chase & Co.,
	Banks - 3.41%			3.80%, 10/2/09	779,584
500,000	FleetBoston Financial Corp., 6.50%, 3/15/08	504,039	300,000	John Deere Capital Corp.
				5.40%, 4/7/10	303,080
	Chemicals - 1.40%		350,000	Lehman Brothers Holdings, Inc.,
	Monsanto Co.:			6.50%, 7/19/17	345,414
100,000	4.00%, 5/15/08	99,082	200,000	Merrill Lynch & Co., Inc.,
100,000	7.375%, 8/15/12	108,336		5.77%, 7/25/11	204,447
		207,418	65,000	National Rural Utilites Cooperative
				Finance Corp., 4.35%, 11/15/11	62,601
	Commercial -MBS - 1.35%				4,583,264
200,000	Citigroup Commercial Mortgage Trust
	5.378%, 10/15/49	199,109		Machinery-Construction & Mining - 0.71%
			100,000	Caterpillar, Inc., 6.55%, 5/1/11	104,726
	Diversified Manufacturing - 3.09%
454,000	Allied-Signal, 6.20%, 2/1/08	454,809		Oil/Gas - 2.11%
			100,000	Laclede Gas Co., 7.50%, 11/1/07	100,255
	Electric Utilities - 7.08%		200,000	Ocean Energy, Inc., 7.25%, 10/1/11	212,225
215,000	Baltimore Gas & Electric Co., 6.625%, 3/15/08	216,868			312,480
200,000	DPL, Inc., 6.875%, 9/1/11	209,780
510,000	FPL Group Capital, Inc., 5.625%, 9/1/11	518,528		Pipelines - 2.80%
100,000	Potomac Electric Power Co., 5.875%, 10/15/08	100,652	400,000	Consolidated Natural Gas Co.,
		1,045,828		6.25%, 11/1/11	413,154

				Telecommunications - 0.68%
			100,000	Verizon Communications, Inc.,
				5.35%, 2/15/11	100,328

				Total Corporate Notes and Bonds
				(Cost $7,947,487)	7,925,155

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INVESTMENT QUALITY BOND PORTFOLIO (Continued)
August 31, 2007

Shares		Value
	Short-Term Investments - 0.25%
36,846	Milestone Treasury Obligation Portfolio,
	Institutional Class,
	to yield 4.96%, 9/4/07
	(Cost $36,846)	$ 36,846

	Collateral Received for Securities
	Loaned - 24.66%
3,641,176	Bank of New York Institutional Cash
	Reserve Fund, to yield 5.406%, 9/4/07
	(Cost $3,641,176)	3,641,176

TOTAL INVESTMENTS
(Cost $18,203,841) (a)	123.46%	$ 18,230,148

Liabilities in excess of other assets	-23.46%	(3,464,203)

TOTAL NET ASSETS	100.00%	$ 14,765,945

Percentages indicated are based upon total net assets of $14,765,945

+ All or a portion of the security is on loan.

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $18,203,841 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$ 73,165
	Unrealized depreciation:	(46,858)
	Net unrealized appreciation:	$ 26,307

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MUNICIPAL BOND PORTFOLIO
August 31, 2007

Principal		Value	Principal		Value
	Municipal Bonds - 97.02%			NEW JERSEY - 4.46%
	CALIFORNIA - 7.25%			Water/Sewer - 4.46%
	Housing - 0.88%		$ 200,000	New Jersey Economic Development
$ 40,000	State Housing Financing Agency			Authority, Water Facilities, Revenue,
	Revenue, Single Family Mortgage			5.35%, 2/1/38, MBIA	$ 202,826
	Purchase Amount, Series A, Class I,
	5.30%, 8/1/18, FHA	$ 40,213		NEW YORK - 8.20%
				General Obligation - 3.39%
	Education - 6.37%		150,000	City of New York, 5.00%, 8/1/23, FSA	154,221
250,000	Alvord California Union School District,
	Series A, 5.90%, 2/1/20, MBIA	289,880		Public Facilities - 4.82%
	TOTAL CALIFORNIA	330,093	200,000	New York State Dormitory Authority,
				New York University, Revenue, Series A
	COLORADO - 2.32%			5.75%, 7/1/13, AMBAC	219,140
	Public Facilities - 2.32%			TOTAL NEW YORK	373,361
100,000	Denver, CO City & County Excise Tax
	Revenue, Convention Center Project,			NORTH CAROLINA - 5.63%
	5.50%, 9/1/17, FSA	105,676		General Obligation - 2.24%
			100,000	Mecklenburg County, Series B,
	DISTRICT OF COLOMBIA - 2.12%			4.50%, 2/1/18	101,880
	Public Facilities - 2.12%
100,000	Washington D.C. Convention Center			Water/Sewer - 3.39%
	Authority Dedicated Tax Revenue,		150,000	Wilmington, NC Water & Sewer System
	Series A, 4.50%, 10/1/30, AMBAC	96,260		Revenue, 5.00%, 6/1/23	154,394
				TOTAL NORTH CAROLINA	256,274
	FLORIDA - 4.30%
	Health/Hospital - 4.30%			NORTH DAKOTA - 1.92%
200,000	South Broward Hospital District,			Housing - 1.92%
	4.75%, 5/1/22	195,818	87,000	State Housing Financing Agency Revenue,
				Series C, 5.50%, 7/1/18	87,512
	KENTUCKY - 4.15%
	Education - 4.15%			OHIO - 2.09%
200,000	Mercer County School District Finance			Education - 2.09%
	Corp. School Building Revenue,		100,000	Marysville Exempt Village School District,
	4.125%, 5/1/23	188,734		4.375%, 12/1/29, MBIA	94,991

	MARYLAND - 5.79%			PENNSYLVANIA - 7.82%
	Water/Sewer - 5.79%			General Obligation - 5.62%
260,000	State Energy Financing Administration,		250,000	Philadelphia, 4.90%, 9/15/20, FSA	255,605
	Solid Waste Disposal, LO Revenue,
	6.30%, 12/1/10	263,390		Power/Utility - 2.20%
			100,000	Lehigh County Pennsylvania General
	NEW HAMPSHIRE - 5.80%			Purpose Authority,
	Health/Hospital - 5.80%			Series B, 3.90%, 7/1/29, MBIA	100,000
250,000	State Health & Education Facilities			TOTAL PENNSYLVANIA	355,605
	Authority Revenue, Dartmouth-
	Hitchcock Obligation Group,
	5.50%, 8/1/27, FSA	264,065

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MUNICIPAL BOND PORTFOLIO (Continued)
August 31, 2007

Principal		Value	Shares		Value
	SOUTH CAROLINA - 4.18%			WISCONSIN - 4.44%
	Power/Utility - 4.18%			Health/Hospital - 4.44%
$ 190,000	Piedmont Municipal Power Agency,		200,000	State Health & Educational Facilities
	Unrefunded Portion,			Authority, Revenue, Waukesha
	Electric, Series A, 5.00%, 1/1/18, FGIC	$ 190,348		Memorial Hospital, Series A,
				5.25%, 8/15/19, AMBAC	$ 202,264
	SOUTH DAKOTA - 2.47%
	Power/Utility - 2.47%			Total Municipal Bonds (Cost $4,402,581)	4,415,223
100,000	Heartland Consumers Power District
	Electric, Revenue, 6.00%, 1/1/17, FSA	112,428
				Short-Term Investments - 1.91%
	TEXAS - 15.88%		86,986	Milestone Treasury Obligation Portfolio,
	Education - 3.43%			Institutional Class,
150,000	State University System Revenue,			to yield 4.96%, 9/4/07
	5.375%, 3/15/17, FSA	156,018		(Cost $86,986)	$ 86,986

	General Obligation - 4.56%		TOTAL INVESTMENTS
200,000	Texas State Veterans Housing Assistance		(Cost $4,489,567) (a)	98.93%	$ 4,502,209
	Program, Series B, 5.75%, 12/1/13	207,688
			Assets in excess of other liabilities	1.07%	48,897
	Water/Sewer - 7.89%
200,000	Houston, TX Water & Sewer System		TOTAL NET ASSETS	100.00%	$ 4,551,106
	Revenue, 5.50%, 12/1/17	212,462
150,000	State Water Assistance		Percentages indicated are based upon total net assets of $4,551,106.
	Series A, 4.50%, 8/1/22	146,534
		358,996	AMBAC	Insured by AMBAC Indemnity Corporation
	TOTAL TEXAS	722,702	FGIC	Insured by Financial Guaranty Insurance Corporation
			FHA	Federal Housing Administration
	UTAH - 3.51%		FSA	Insured by Federal Security Assurance
	Education - 3.51%		GO	General Obligation
150,000	State Board Regents Revenue,		LO	Limited Obligation
	5.25%, 12/1/14, AMBAC	159,616	MBIA	Insured by Municipal Bond Insurance Association

	WASHINGTON - 4.69%		(a) Represents cost for financial reporting purposes. Aggregate cost for federal
	Education - 4.69%		tax purposes is $4,489,567 and differs from market value by net unrealized
250,000	Snohomish County School District,		appreciation (depreciation) of securities as follows:
	5.50%, 12/1/19, FGIC	213,260
				Unrealized appreciation:	$ 47,207
				Unrealized depreciation:	(34,565)
				Net unrealized appreciation:	$ 12,642

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
U.S. GOVERNMENT MONEY MARKET PORTFOLIO
August 31, 2007

Principal		Value
	U.S. Government Agencies - 81.16%
	Federal Home Loan Mortgage,
	Discount Notes - 81.16%
$ 6,000,000	To yield 4.002%, 9/4/07	$ 6,000,000
1,050,000	To yield 5.004%, 9/5/07	1,049,854
3,500,000	To yield 5.218%, 9/7/07	3,498,479
3,000,000	To yield 5.206%, 10/15/07	2,982,438
		13,530,771

	Total U.S. Government Agencies
	(Cost $13,530,771)	13,530,771

	Repurchase Agreement - 19.34%
3,225,000	Bank of America, 5.2%, due 9/4/07 with
	a maturity value of $3,226,863 (Fully
	collateralized by U.S. government
	agencies and obligations)
	(Cost $3,225,000)	3,225,000

TOTAL INVESTMENTS
(Cost $16,755,771)	100.50%	$ 16,755,771

Liabilities in excess of other assets	-0.50%	(83,842)

TOTAL NET ASSETS	100.00%	$ 16,671,929

Percentages indicated are based upon total net assets of $16,671,929

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2007

	Large	Large
	Capitalization	Capitalization	Mid	Small	International	Health &
	Value	Growth	Capitalization	Capitalization	Equity	Biotechnology
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments, at cost	$ 45,090,501	$ 37,693,097	$ 20,360,955	$ 17,929,570	$ 13,768,275	$ 31,761,103
Investments, at value	$ 47,324,129	$ 44,810,672	$ 21,485,935	$ 21,068,368	$ 15,300,039	$ 31,460,553
Receivable for securities sold	2,218,829	-	109,528	-	-	-
Interest and dividends receivable	72,315	3,885	19,715	7,783	36,788	90,901
Receivable for fund shares sold	2,296	1,469	8,785	1,627	531	1,500
Prepaid expenses and other assets	31,757	20,718	28,343	28,083	26,721	23,066
Total Assets	49,649,326	44,836,744	21,652,306	21,105,861	15,364,079	31,576,020

Liabilities:
Securities lending collateral	5,534,433	6,650,235	4,054,932	5,266,237	-	6,812,302
Payable for securities purchased	2,213,727	-	44,170	-	305,255	-
Payable for fund shares redeemed	45,776	31,073	2,873	7,327	5,035	23,929
Payable to manager	23,210	20,426	10,963	8,714	9,456	26,142
Fund accounting fees payable	8,754	4,324	7,891	4,026	4,880	9,471
Transfer agent fees payable	7,335	8,604	4,900	2,858	3,944	7,610
Administration fees payable	4,381	12,112	5,721	2,181	3,584	9,572
Custody fees payable	3,217	15,434	16,914	1,060	4,760	9,801
Compliance officer fees payable	3,157	2,990	6,166	1,092	975	2,286
Payable for distribution (12b-1) fees	318	3,937	3,032	691	781	5,646
Accrued expenses and other liabilities	45,603	56,158	41,494	11,814	25,137	71,181
Total Liabilities	7,889,911	6,805,293	4,199,056	5,306,000	363,807	6,977,940

Net Assets	$ 41,759,415	$ 38,031,451	$ 17,453,250	$ 15,799,861	$ 15,000,272	$ 24,598,080

Net Assets:
Par value of shares of beneficial interest	$ 19,095	$ 22,138	$ 17,025	$ 13,125	$ 10,229	$ 17,423
Paid in capital	36,676,154	43,707,962	16,653,607	9,424,341	16,141,028	140,891,881
Undistributed net investment income (loss)	213,762	-	-	14,209	136,016	-
Accumulated net realized gain
(loss) on investments	2,616,776	(12,816,224)	(342,362)	3,209,388	(2,818,765)	(116,011,254)
Net unrealized appreciation
(depreciation) on investments	2,233,628	7,117,575	1,124,980	3,138,798	1,531,764	(299,970)
Net Assets	$ 41,759,415	$ 38,031,451	$ 17,453,250	$ 15,799,861	$ 15,000,272	$ 24,598,080

Net Asset Value Per Share
Class I
Net Assets	$ 38,835,110	$ 35,894,615	$ 11,571,060	$ 14,918,965	$ 14,108,396	$ 2,136,924
Shares of beneficial interest outstanding	1,766,017	2,079,003	1,110,984	1,229,074	957,876	145,130
Net asset value/offering price (a)	$ 21.99	$ 17.27	$ 10.42	$ 12.14	$ 14.73	$ 14.72

Class A
Net Assets	$ 31,586	$ 15,332	$ 3,588,791	$ 935	$ 48,085	$ 8,352,211
Shares of beneficial interest outstanding	1,444	893	354,540	77	3,254	575,436
Net asset value (a)	$ 21.88	$ 17.17	$ 10.12	$ 12.07	$ 14.78	$ 14.51
Offering price per share	$ 23.21	$ 18.22	$ 10.74	$ 12.81	$ 15.68	$ 15.40
(maximum sales charge of 5.75%)

Class B
Net Assets	$ 1,143,159	$ 197,855	$ 1,686,524	$ 261,963	$ 119,848	$ 11,159,365
Shares of beneficial interest outstanding	56,128	12,510	174,137	24,877	8,755	808,292
Net asset value/offering price (b)	$ 20.37	$ 15.82	$ 9.69	$ 10.53	$ 13.69	$ 13.81

Class C
Net Assets	$ 1,749,560	$ 1,923,649	$ 606,875	$ 617,998	$ 723,943	$ 2,949,580
Shares of beneficial interest outstanding	85,938	121,356	62,811	58,470	53,039	213,453
Net asset value/offering price (b)	$ 20.36	$ 15.85	$ 9.66	$ 10.57	$ 13.65	$ 13.82

(a) Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.
(b) Redemption price per Class B and C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government
Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

August 31, 2007

				Investment		U.S.
	Technology &	Energy & Basic	Financial	Quality	Municipal	Government
	Communications	Materials	Services	Bond	Bond	Money Market
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments, at cost	$ 19,327,761	$ 10,812,123	$ 2,875,196	$ 18,203,841	$ 4,489,567	$ 16,755,771
Investments, at value	$ 24,951,096	$ 12,196,985	$ 3,014,497	$ 18,230,148	$ 4,502,209	$ 16,755,771
Cash	-	-	-	-	-	425
Receivable for securities sold	174,591	-	-	-	-	-
Interest and dividends receivable	9,536	13,950	3,528	211,495	49,269	-
Receivable for fund shares sold	129,603	1,464	1,458	10,776	360	6,897
Prepaid expenses and other assets	32,002	24,764	19,124	19,860	10,505	20,025
Total Assets	25,296,828	12,237,163	3,038,607	18,472,279	4,562,343	16,783,118

Liabilities:
Securities lending collateral	4,615,708	-	-	3,641,176	-	-
Payable for securities purchased	48,917	-	-	-	-	-
Payable for fund shares redeemed	14,426	183	198	14,423	4	71,214
Call options written, at value (proceeds $28,595)	30,285	-	-	-	-	-
Payable to manager	20,766	12,172	1,210	5,401	1,401	2,538
Custody fees payable	12,761	4,241	11,978	2,520	961	2,851
Payable for distribution (12b-1) fees	12,294	4,425	868	-	200	-
Administration fees payable	6,226	2,874	3,644	3,716	32	7,666
Fund accounting fees payable	4,864	3,201	1,546	4,956	580	4,970
Compliance officer fees payable	1,581	1,098	1,115	1,173	200	3,189
Transfer agent fees payable	1,263	4,158	4,379	5,216	1,921	3,467
Dividends payable	-	-	-	744	716	415
Accrued expenses and other liabilities	25,748	13,028	9,202	27,009	5,222	14,879
Total Liabilities	4,794,839	45,380	34,140	3,706,334	11,237	111,189

Net Assets	$ 20,501,989	$ 12,191,783	$ 3,004,467	$ 14,765,945	$ 4,551,106	$ 16,671,929

Net Assets:
Par value of shares of beneficial interest	$ 21,361	$ 3,600	$ 2,536	$ 15,148	$ 4,553	$ 166,891
Paid in capital	272,068,851	6,669,043	2,643,624	14,775,402	4,508,516	16,505,789
Undistributed net investment income (loss)	-	-	-	-	-	-
Accumulated net realized gain
(loss) on investments and options written	(257,209,868)	4,134,278	219,006	(50,912)	25,395	(751)
Net unrealized appreciation
(depreciation) on investments and options	5,621,645	1,384,862	139,301	26,307	12,642	-
Net Assets	$ 20,501,989	$ 12,191,783	$ 3,004,467	$ 14,765,945	$ 4,551,106	$ 16,671,929

Net Asset Value Per Share
Class I
Net Assets	$ 3,914,672	$ 3,143,614	$ 1,520,005	$ 13,904,969	$ 4,173,065	$ 16,026,520
Shares of beneficial interest outstanding	393,408	90,575	125,262	1,426,603	417,568	16,044,706
Net asset value/offering price (a)	$ 9.95	$ 34.71	$ 12.13	$ 9.75	$ 9.99	$ 1.00

Class A
Net Assets	$ 9,305,205	$ 6,418,625	$ 783,838	$ 49,271	$ 10	$ 39,425
Shares of beneficial interest outstanding	951,271	188,408	66,078	5,052	1	39,439
Net asset value (a)	$ 9.78	$ 34.07	$ 11.86	$ 9.75	$ 10.00	$ 1.00
Offering price per share	$ 10.38	$ 36.15	$ 12.58	$ 10.34	$ 10.61	$ 1.00
(maximum sales charge of 5.75%)

Class B
Net Assets	$ 6,562,345	$ 2,444,106	$ 589,347	$ 98,134	$ 55,638	$ 142,071
Shares of beneficial interest outstanding	713,330	75,284	52,345	10,063	5,549	141,510
Net asset value/offering price (b)	$ 9.20	$ 32.47	$ 11.26	$ 9.75	$ 10.03	$ 1.00

Class C
Net Assets	$ 719,767	$ 185,438	$ 111,277	$ 713,571	$ 322,393	$ 463,913
Shares of beneficial interest outstanding	78,083	5,729	9,891	73,120	32,203	463,492
Net asset value/offering price (b)	$ 9.22	$ 32.37	$ 11.25	$ 9.76	$ 10.01	$ 1.00

(a) Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.
(b) Redemption price per Class B and C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government
Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

For the Year Ended August 31, 2007

	Large	Large
	Capitalization	Capitalization	Mid	Small	International	Health &
	Value	Growth	Capitalization	Capitalization	Equity	Biotechnology
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Investment Income:
Interest income	$ 54,125	$ 21,629	$ 15,097	$ 16,488	$ 15,699	$ 18,725
Dividend income	846,041	144,179	204,678	225,758	460,540	247,517
Securities lending income	67,571	4,301	2,816	9,235	-	10,091
Other income	6,189	7,126	5,311	1,718	5,466	10,021
Less: Foreign withholding taxes	-	-	(78)	-	(46,616)	(5,084)
Total Investment Income	973,926	177,235	227,824	253,199	435,089	281,270

Operating Expenses:
Management fees	306,686	253,518	136,854	112,976	118,883	363,360
Distribution (12b-1) fees:
Class A Shares	94	58	14,742	9	34	38,253
Class B Shares	17,842	2,471	19,815	3,011	1,693	135,771
Class C Shares	19,602	19,584	8,401	6,788	7,245	37,129
Transfer agent fees	100,871	82,194	41,494	39,910	38,073	76,035
Professional fees	76,445	80,984	20,638	13,733	41,265	47,536
Administration fees	56,278	56,759	27,721	24,417	34,892	41,453
Fund accounting fees	47,182	39,003	18,247	19,592	19,556	19,069
Printing and postage expense	27,750	21,184	5,832	1,745	2,152	17,998
Registration fees	27,200	24,600	12,300	8,290	13,370	34,300
Custodian fees	15,069	21,886	31,437	4,546	11,447	18,141
Compliance officer fees	7,810	9,977	4,515	1,694	4,083	276
Trustees' fees	6,093	5,267	-	587	2,710	-
Miscellaneous expenses	3,492	232	-	1,692	2,982	728
Total Operating Expenses	712,414	617,717	341,996	238,990	298,385	830,049
Less: Expenses waived and / or
reimbursed	-	-	-	-	-	-
Net Operating Expenses	712,414	617,717	341,996	238,990	298,385	830,049

Net Investment Income (Loss)	261,512	(440,482)	(114,172)	14,209	136,704	(548,779)

Realized and Unrealized
Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	6,291,086	3,595,713	1,694,093	3,880,275	2,454,177	3,157,492
Foreign currency transactions	-	-	-	-	-	221
Net realized gain (loss)	6,291,086	3,595,713	1,694,093	3,880,275	2,454,177	3,157,713

Net change in unrealized appreciation
(depreciation) from Investments	(1,920,105)	5,441,876	1,560,481	(1,676,800)	(510,068)	151,151
Net Realized and Unrealized
Gain (Loss) on Investments	4,370,981	9,037,589	3,254,574	2,203,475	1,944,109	3,308,864

Net Increase (Decrease) in
Net Assets Resulting
From Operations	$ 4,632,493	$ 8,597,107	$ 3,140,402	$ 2,217,684	$ 2,080,813	$ 2,760,085

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended August 31, 2007

				Investment		U.S.
	Technology &	Energy &	Financial	Quality	Municipal	Government
	Communications	Basic Materials	Services	Bond	Bond	Money Market
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Investment Income:
Interest income	$ 14,064	$ 33,107	$ 5,599	$ 726,596	$ 226,934	$ 905,410
Dividend income	66,927	87,994	61,337	-	-	-
Securities lending income	11,800	-	-	6,216	-	-
Other income	5,047	656	232	-	-	-
Less: Foreign withholding taxes	(604)	(1,404)	-	-	-	-
Total Investment Income	97,234	120,353	67,168	732,812	226,934	905,410

Operating Expenses:
Management fees	247,151	145,886	46,352	84,322	27,233	81,382
Distribution (12b-1) fees:
Class A Shares	35,514	21,096	3,971	75	2	89
Class B Shares	76,500	29,815	8,151	566	1,130	1,605
Class C Shares	7,403	2,045	1,139	8,506	3,152	5,413
Transfer agent fees	62,544	28,008	11,420	32,307	11,848	36,209
Custodian fees	33,475	10,025	25,788	2,537	1,636	8,428
Professional fees	29,144	21,083	3,618	33,468	4,098	22,653
Administration fees	28,650	17,412	10,391	27,717	12,283	28,675
Fund accounting fees	16,772	13,671	3,708	15,332	4,953	17,132
Registration fees	15,950	16,245	12,790	17,745	14,015	24,155
Trustees' fees	2,316	4,635	3,362	3,388	-	-
Compliance officer fees	1,009	3,811	1,543	286	409	5,228
Printing and postage expense	-	4,962	4,202	8,875	799	8,786
Miscellaneous expenses	2,682	3,486	3,614	3,313	1,985	4,025
Total Operating Expenses	559,110	322,180	140,049	238,437	83,543	243,780
Less: Expenses waived and / or
reimbursed	-	(1,106)	(41,479)	(14,513)	(9,881)	(29,466)
Net Operating Expenses	559,110	321,074	98,570	223,924	73,662	214,314

Net Investment Income (Loss)	(461,876)	(200,721)	(31,402)	508,888	153,272	691,096

Realized and Unrealized
Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	4,553,059	4,224,721	427,263	(4,822)	26,619	-
Options written	13,456	-	-	-	-	-
Foreign currency transactions	-	906	3,552	-	-	-
Net realized gain (loss)	4,566,515	4,225,627	430,815	(4,822)	26,619	-

Net change in unrealized appreciation
(depreciation) from Investments	1,452,779	(2,151,452)	(184,952)	116,068	(109,707)	-
Net Realized and Unrealized
Gain (Loss) on Investments	6,019,294	2,074,175	245,863	111,246	(83,088)	-

Net Increase (Decrease) in
Net Assets Resulting
From Operations	$ 5,557,418	$ 1,873,454	$ 214,461	$ 620,134	$ 70,184	$ 691,096

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Large Capitalization Value		Large Capitalization Growth		Mid Capitalization
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2007	August 31, 2006	August 31, 2007	August 31, 2006	August 31, 2007	August 31, 2006
Operations:
Net investment income (loss)	$ 261,512	$ 210,534	$ (440,482)	$ (468,865)	$ (114,172)	$ (292,504)
Net realized gain (loss) on investments	6,291,086	4,978,070	3,595,713	3,019,448	1,694,093	5,237,704
Net change in unrealized appreciation
(depreciation) on investments	(1,920,105)	(648,775)	5,441,876	(3,913,529)	1,560,481	(5,285,961)
Net increase (decrease) in net assets
resulting from operations	4,632,493	4,539,829	8,597,107	(1,362,946)	3,140,402	(340,761)

Distributions to Shareholders:
Net Realized Gains:
Class I	-	-	-	-	(2,431,957)	(1,272,187)
Class A	-	-	-	-	(773,514)	(3,613,622)
Class B	-	-	-	-	(465,082)	(417,913)
Class C	-	-	-	-	(209,097)	(132,024)
Net Investment Income:
Class I	(234,580)	(44,381)	-	-	-	-
Class A	(48)	-	-	-	-	-
Class B	(5,849)	-	-	-	-	-
Class C	(5,480)	-	-	-	-	-
Total Dividends and Distributions
to Shareholders	(245,957)	(44,381)	-	-	(3,879,650)	(5,435,746)

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class I	4,819,997	5,929,863	5,325,300	8,719,907	3,345,609	3,856,344
Class A	33,412	2,884	13,685	11,805	126,698	96,778
Class B	71,689	25,508	28	83,033	60,841	45,162
Class C	195,150	266,132	184,831	869,517	78,728	133,766
Reinvestment of dividends
and distributions
Class I	227,133	43,187	-	-	2,411,347	1,258,845
Class A	14	-	-	-	728,736	621,633
Class B	5,555	-	-	-	448,651	394,806
Class C	5,387	-	-	-	208,253	131,054
Redemption fee proceeds
Class I	-	-	-	-	-	-
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Class C	-	-	-	-	-	-
Cost of shares redeemed
Class I	(12,378,958)	(10,124,772)	(11,671,168)	(10,889,239)	(4,239,895)	(1,876,146)
Class A	(4,717)	-	(6,463)	(5,143)	(787,044)	(18,560,487)
Class B	(1,256,906)	(1,000,934)	(174,086)	(183,274)	(775,949)	(1,001,833)
Class C	(516,734)	(556,588)	(492,130)	(1,147,402)	(522,044)	(143,724)
Net increase (decrease) in net assets
from share transactions of
beneficial interest	(8,798,978)	(5,414,720)	(6,820,003)	(2,540,796)	1,083,931	(15,043,802)

Total Increase (Decrease) in Net Assets	(4,412,442)	(919,272)	1,777,104	(3,903,742)	344,683	(20,820,309)

Net Assets:
Beginning of year	46,171,857	47,091,129	36,254,347	40,158,089	17,108,567	37,928,876
End of year*	$ 41,759,415	$ 46,171,857	$ 38,031,451	$ 36,254,347	$ 17,453,250	$ 17,108,567
* Includes undistributed net investment
income (loss) at end of year	$ 213,762	$ 198,207	$ -	$ -	$ -	$ -

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Small Capitalization		International Equity		Health & Biotechnology
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2007	August 31, 2006	August 31, 2007	August 31, 2006	August 31, 2007	August 31, 2006
Operations:
Net investment income (loss)	$ 14,209	$ (106,461)	$ 136,704	$ 32,505	$ (548,779)	$ (939,009)
Net realized gain (loss) on investments
and foreign currency transactions	3,880,275	2,544,739	2,454,177	1,649,459	3,157,713	(794,076)
Net change in unrealized appreciation
(depreciation) on investments	(1,676,800)	(1,252,689)	(510,068)	817,147	151,151	(1,358,478)
Net increase (decrease) in net assets
resulting from operations	2,217,684	1,185,589	2,080,813	2,499,111	2,760,085	(3,091,563)

Distributions to Shareholders:
Net Realized Gains:
Class I	(2,988,700)	(3,711,951)	-	-	-	-
Class A	(571)	-	-	-	-	-
Class B	(61,076)	(96,357)	-	-	-	-
Class C	(136,979)	(182,393)	-	-	-	-
Net Investment Income:
Class I	-	-	(32,923)	(65,851)	-	-
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Class C	-	-	-	-	-	-
Total Dividends and Distributions
to Shareholders	(3,187,326)	(3,990,701)	(32,923)	(65,851)	-	-

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class I	1,552,350	1,877,015	3,114,564	3,448,660	753,049	1,588,948
Class A	6,529	2,878	57,235	7,358	757,548	74,790
Class B	31,347	25,026	72,606	7,149	73,444	83,174
Class C	60,737	72,485	192,648	123,896	52,715	59,875
Reinvestment of dividends
and distributions
Class I	2,918,500	3,660,898	32,378	62,999	-	-
Class A	571	-	-	-	-	-
Class B	55,549	88,649	-	-	-	-
Class C	126,149	173,097	-	-	-	-
Redemption fee proceeds
Class I	-	-	-	-	-	-
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Class C	-	-	-	-	-	-
Cost of shares redeemed
Class I	(4,839,721)	(4,332,419)	(4,482,514)	(2,646,866)	(1,075,602)	(668,381)
Class A	(8,877)	-	(17,702)	-	(3,401,013)	(4,236,079)
Class B	(163,714)	(108,874)	(130,080)	(35,594)	(5,708,248)	(6,643,913)
Class C	(191,783)	(226,522)	(198,178)	(179,138)	(1,722,505)	(2,219,365)
Net increase (decrease) in net assets
from share transactions of
beneficial interest	(452,363)	1,232,233	(1,359,043)	788,464	(10,270,612)	(11,960,951)

Total Increase (Decrease) in Net Assets	(1,422,005)	(1,572,879)	688,847	3,221,724	(7,510,527)	(15,052,514)

Net Assets:
Beginning of year	17,221,866	18,794,745	14,311,425	11,089,701	32,108,607	47,161,121
End of year*	$ 15,799,861	$ 17,221,866	$ 15,000,272	$ 14,311,425	$ 24,598,080	$ 32,108,607
* Includes undistributed net investment
income (loss) at end of year	$ 14,209	$ -	$ 136,016	$ 32,235	$ -	$ -

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Technology & Communications		Energy & Basic Materials		Financial Services
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2007	August 31, 2006	August 31, 2007	August 31, 2006	August 31, 2007	August 31, 2006
Operations:
Net investment income (loss)	$ (461,876)	$ (591,337)	$ (200,721)	$ (184,552)	$ (31,402)	$ (7,430)
Net realized gain (loss) on investments
and foreign currency transactions	4,566,515	4,151,585	4,225,627	589,440	430,815	420,470
Net change in unrealized appreciation
(depreciation) on investments	1,452,779	(3,680,044)	(2,151,452)	325,197	(184,952)	20,091
Net increase (decrease) in net assets
resulting from operations	5,557,418	(119,796)	1,873,454	730,085	214,461	433,131

Distributions to Shareholders:
Net Realized Gains:
Class I	-	-	(99,840)	(28,213)	(279,967)	(74,221)
Class A	-	-	(141,718)	(43,803)	(149,591)	(70,937)
Class B	-	-	(103,451)	(53,263)	(132,679)	(73,570)
Class C	-	-	(6,514)	(1,669)	(18,975)	(7,697)
Net Investment Income:
Class I	-	-	-	-	-	-
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Class C	-	-	-	-	-	-
Total Dividends and Distributions
to Shareholders	-	-	(351,523)	(126,948)	(581,212)	(226,425)

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class I	2,085,798	934,404	975,848	2,283,388	710,836	664,111
Class A	316,860	96,450	2,107,328	3,294,936	170,222	27,011
Class B	44,625	21,346	17,648	348,059	5,847	11,625
Class C	24,056	34,134	14,365	138,752	27,435	41,179
Reinvestment of dividends
and distributions
Class I	-	-	99,064	28,020	273,713	73,331
Class A	-	-	127,776	39,739	136,053	62,856
Class B	-	-	93,851	48,669	130,394	69,486
Class C	-	-	5,774	1,531	19,017	7,697
Redemption fee proceeds
Class I	-	-	690	-	-	-
Class A	-	-	1,001	-	-	-
Class B	-	-	718	-	-	-
Class C	-	-	44	-	-	-
Cost of shares redeemed
Class I	(854,305)	(402,440)	(2,005,768)	(793,390)	(752,829)	(345,598)
Class A	(2,487,727)	(2,921,675)	(1,779,982)	(1,038,210)	(483,491)	(188,342)
Class B	(3,651,312)	(2,824,405)	(1,563,930)	(1,129,384)	(359,325)	(398,345)
Class C	(283,276)	(220,992)	(86,079)	(22,054)	(38,313)	(49,283)
Net increase (decrease) in net assets
from share transactions of
beneficial interest	(4,805,281)	(5,283,178)	(1,991,652)	3,200,056	(160,441)	(24,272)

Total Increase (Decrease) in Net Assets	752,137	(5,402,974)	(469,721)	3,803,193	(527,192)	182,434

Net Assets:
Beginning of year	19,749,852	25,152,826	12,661,504	8,858,311	3,531,659	3,349,225
End of year*	$ 20,501,989	$ 19,749,852	$ 12,191,783	$ 12,661,504	$ 3,004,467	$ 3,531,659
* Includes undistributed net investment
income (loss) at end of year	$ -	$ -	$ -	$ -	$ -	$ -

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Investment Quality Bond		Municipal Bond		U.S. Government Money Market
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2007	August 31, 2006	August 31, 2007	August 31, 2006	August 31, 2007	August 31, 2006
Operations:
Net investment income (loss)	$ 508,888	$ 434,628	$ 153,272	$ 176,849	$ 691,096	$ 603,350
Net realized gain (loss) on investments	(4,822)	(46,090)	26,619	8,978	-	-
Net change in unrealized appreciation
(depreciation) on investments	116,068	(207,701)	(109,707)	(127,526)	-	-
Net increase (decrease) in net assets
resulting from operations	620,134	180,837	70,184	58,301	691,096	603,350

Distributions to Shareholders:
Net Realized Gains:
Class I	-	(78,353)	(6,549)	(14,551)	-	-
Class A	-	-	-	-	-	-
Class B	-	(440)	(157)	(182)	-	-
Class C	-	(6,185)	(417)	(857)	-	-
Net Investment Income:
Class I	(490,058)	(411,039)	(144,674)	(168,034)	(665,424)	(577,846)
Class A	(550)	-	(17)	-	(820)	-
Class B	(1,390)	(1,445)	(2,466)	(2,170)	(6,508)	(6,542)
Class C	(19,977)	(22,144)	(6,920)	(6,645)	(21,944)	(18,962)
Total Dividends and Distributions
to Shareholders	(511,975)	(519,606)	(161,200)	(192,439)	(694,696)	(603,350)

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class I	3,943,861	4,194,011	1,434,242	804,963	13,471,283	9,599,377
Class A	48,182	10	-	10	39,824	1,353
Class B	63,751	4,648	822	48,742	24,557	74,167
Class C	64,395	192,624	9,115	27,944	152,257	217,113
Reinvestment of dividends
and distributions
Class I	481,171	476,294	142,242	171,522	653,304	558,064
Class A	256	-	-	-	79	1
Class B	1,221	1,605	1,486	1,352	6,264	6,312
Class C	19,772	28,105	7,333	7,187	21,949	19,014
Redemption fee proceeds
Class I	-	-	-	-	-	-
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Class C	-	-	-	-	-	-
Cost of shares redeemed
Class I	(4,453,950)	(4,693,888)	(2,169,317)	(2,040,164)	(15,433,163)	(10,922,900)
Class A	-	-	-	-	(474)	(1,344)
Class B	(22,630)	(26,959)	(62,010)	-	(82,301)	(91,957)
Class C	(392,483)	(378,950)	(1,140)	(44,324)	(284,847)	(303,626)
Net increase (decrease) in net assets
from share transactions of
beneficial interest	(246,454)	(202,500)	(637,227)	(1,022,768)	(1,431,268)	(844,426)

Contributions of Capital From Manager	-	-	-	-	-	54,000

Total Increase (Decrease) in Net Assets	(138,295)	(541,269)	(728,243)	(1,156,906)	(1,434,868)	(790,426)

Net Assets:
Beginning of year	14,904,240	15,445,509	5,279,349	6,436,255	18,106,797	18,897,223
End of year*	$ 14,765,945	$ 14,904,240	$ 4,551,106	$ 5,279,349	$ 16,671,929	$ 18,106,797
* Includes undistributed net investment
income (loss) at end of year	$ -	$ -	$ -	$ -	$ -	$ -

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2007

1.

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      The Saratoga Advantage Trust (the “Trust”) was organized on April 8, 1994 as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.  The Trust commenced investment operations on September 2, 1994.  The Trust consists of twelve portfolios: the Large Capitalization Value Portfolio; the Large Capitalization Growth Portfolio; the Mid Capitalization Portfolio; the Small Capitalization Portfolio; the International Equity Portfolio; the Health & Biotechnology Portfolio; the Technology & Communications Portfolio; the Energy & Basic Materials Portfolio; the Financial Services Portfolio; the Investment Quality Bond Portfolio; the Municipal Bond Portfolio and the U.S. Government Money Market Portfolio (collectively, the “Portfolios”).  Saratoga Capital Management, LLC (the “Manager”) serves as the Trust’s Manager. Each of the Portfolios is provided with the discretionary advisory services of an investment adviser identified, retained, supervised and compensated by the Manager.  The following serve as advisers (the “Advisers”) to their respective Portfolio(s): Oppenheimer Capital, LLC serves as Adviser to the Large Capitalization Value, Municipal Bond and International Equity; Loomis, Sayles & Co., L.P. serves as Adviser to Large Capitalization Growth, Energy & Basic Materials and Financial Services; Vaughan Nelson Investment Management, L.P. serves as Adviser to Mid Capitalization; Fox Asset Management, LLC serves as Adviser to Small Capitalization and Investment Quality Bond; Oak Associates, Ltd. serves as Adviser to Health & Biotechnology; Columbus Circle Investors serves as Adviser to Technology & Communications; and Reich & Tang Asset Management LLC serves as Adviser to U.S. Government Money Market.  Gemini Fund Services, LLC (the “Administrator”), serves the Trust as administrator, custody administrator, transfer agent and fund accounting agent, and is a wholly-owned subsidiary of NorthStar Financial Services Group, LLC.   Aquarius Fund Distributors, LLC (the “Distributor”) is the Trust’s Distributor, and is a wholly-owned subsidiary of NorthStar Financial Services Group, LLC.

    The Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Energy & Basic Materials Portfolio and the Financial Services Portfolio are non-diversified portfolios.   The Large Capitalization Value Portfolio, the Large Capitalization Growth Portfolio, the Mid Capitalization Portfolio, the Small Capitalization Portfolio, the International Equity Portfolio, the Investment Quality Bond Portfolio, the Municipal Bond Portfolio and the U.S. Government Money Market Portfolio are diversified portfolios.

Portfolio	Primary Objective
Large Capitalization Value	Total return consisting of capital appreciation and dividend income
Large Capitalization Growth	Capital appreciation
Mid Capitalization	Long-term capital appreciation
Small Capitalization	Maximum capital appreciation
International Equity	Long-term capital appreciation
Health & Biotechnology	Long-term capital growth
Technology & Communications	Long-term capital growth
Energy & Basic Materials	Long-term capital growth
Financial Services	Long-term capital growth
Investment Quality Bond	Current income and reasonable stability of principal
Municipal Bond	High level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital
U.S. Government Money Market	Maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital

     Currently, each Portfolio offers Class A, Class B, Class C and Class I shares (the Trust has suspended sales of Class B shares with certain exceptions).   Each class represents an interest in the same assets of the applicable Portfolio, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges.  In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class I shares approximately eight years after issuance. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.   To discourage short-term trading and offset brokerage commissions, market impact and other costs associated with short-term trading, the Portfolios, excluding the U.S. Government Money Market Portfolio, charge a 2% fee on the value of shares that are redeemed within 30 days of purchase.   Such fees are paid directly to the Portfolio from which the redemption is made.   Please see the Trust’s prospectus for additional details.

     The following is a summary of significant accounting policies consistently followed by each Portfolio:

(a) Valuation of Investments

     Investment securities listed on a national securities exchange are valued at the last reported sale price on the valuation date; if there are no such reported sales, the securities are valued at the last quoted bid price.  Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price.  NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP).   Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees using methods which include current market quotations from a major market maker in the securities and trader-reviewed “matrix” prices.  Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value.  U.S. Government Money Market values all of its securities on the basis of amortized cost, which approximates market value.   Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the last reported sales price that is within the spread between the closing bid and asked prices on the valuation date.   Options not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean of the current bid and asked prices.   Futures are valued based on their daily settlement value.   Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees.   There is no single standard for determining the fair value of such securities.   Rather, in determining the fair value of a security, the board-appointed Fair Valuation Committee shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of a security.   The ability of issuers of debt securities held by the portfolios to meet their obligations may be affected by economic or political developments in a specific state, industry or region.   Investments in countries may involve certain considerations and risks not typically associated with domestic investments, including, but not limited to, the possibility of future political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

NOTES TO FINANCIAL STATEMENTS

   Year Ended August 31, 2007 (Continued)

In September of 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.   However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

(b) Federal Income Tax

     It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.  Therefore, no federal income tax provision is required.

     Capital loss carry forwards, as of each Portfolio’s most recent tax year-end, available to offset future capital gains, if any, are as follows:

Portfolio	2009	2010	2011	2012	2014	2015	Total
Large Capitalization Value	$ ---	$ ---	$ ---	$ ---	$ ---	$ ---	$ ---
Large Capitalization Growth	---	---	12,816,224	---	---	---	12,816,224
Mid Capitalization	---	---	---	---	---	---	---
Small Capitalization	---	---	---	---	---	---	---
International Equity	---	---	2,817,363	---	---	---	2,817,363
Health & Biotechnology	24,684,685	45,692,720	43,129,921	---	677,231	---	114,184,557
Technology & Communications	232,518,599	22,516,089	771,148	---	---	---	255,805,836
Energy & Basic Materials	---	---	---	---	---	---	---
Financial Services	---	---	---	---	---	---	---
Investment Quality Bond	---	---	---	---	---	48,048	48,048
Municipal Bond	---	---	---	---	---	---	---
U.S. Government Money Market	---	---	---	751	---	---	751

     On July 13, 2006, The Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”).  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  Adoption of FIN 48 is required for fiscal years beginning after June 29, 2007 and is to be applied to all open tax years as of the effective date.  At this time management believes that the adoption of FIN 48 will have no impact on the financial statements of any portfolio.

      (c) Security Transactions and Other Income

     Security transactions are recorded on the trade date.  In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

     As a result of capital loss carry forward limitations, net operating losses, unrealized appreciation (depreciation) from acquired funds and other reclassifications as of the Portfolios’ most recent tax year-ends, paid in capital, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments and foreign currency transactions were adjusted as follows:

Portfolio	Increase (Decrease) in Paid in Capital	Increase (Decrease) in Undistributed Net Investment Income (Loss)	Increase (Decrease) in Accumulated Net Realized Gain (Loss) & Investments and Foreign Currency Transactions	Increase (Decrease) in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions
Large Capitalization Value	$ ---	$ ---	$ ---	$ ---
Large Capitalization Growth	(440,482)	440,482	---	---
Mid Capitalization	173,143	114,172	(287,315)	---
Small Capitalization	---	---	---	---
International Equity	(6)	---	6	---
Health & Biotechnology	(548,558)	548,779	(221)	---
Technology & Communications	(461,876)	461,876	---	---
Energy & Basic Materials	(112,960)	200,721	(87,800)	39
Financial Services	(14,800)	31,402	(16,602)	---
Investment Quality Bond	(3,087)	3,087	---	---
Municipal Bond	---	805	(805)	---
U.S. Government Money Market	(3,600)	3,600	---	---

Net assets were unaffected by the above reclassifications.

NOTES TO FINANCIAL STATEMENTS

    Year Ended August 31, 2007 (Continued)

(d) Dividends and Distributions

     The following table summarizes each Portfolio’s dividend and capital gain declaration policy:

Portfolio	Income Dividends	Capital Gains
Large Capitalization Value	Annually	Annually
Large Capitalization Growth	Annually	Annually
Mid Capitalization	Annually	Annually
Small Capitalization	Annually	Annually
International Equity	Annually	Annually
Health & Biotechnology	Annually	Annually
Technology & Communications	Annually	Annually
Energy & Basic Materials	Annually	Annually
Financial Services	Annually	Annually
Investment Quality Bond	Daily – paid monthly	Annually
Municipal Bond	Daily – paid monthly	Annually
U.S. Government Money Market	Daily – paid monthly	Annually

     Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date.  The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book-tax” differences are either permanent or temporary in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital.

(e) Allocation of Expenses

     Expenses specifically attributable to a particular Portfolio are borne by that Portfolio.  Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios of the Trust or another reasonable basis.

(f) Repurchase Agreements

     The Trust, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to 101% of the resale price.  The Manager is responsible for determining that the amount of these underlying securities is maintained at a level such that their market value is at all times equal to 101% of the resale price.  In the event of default on the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds toward satisfaction of the obligation.

(g) Other

     The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.   Actual results could differ from those estimates.

     The accounting records are maintained in U.S. dollars.   All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation.   Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded.    In addition, certain of the Portfolios may enter into forward foreign currency contracts.   These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss.   Realized gains or losses are recognized when contracts are settled.

2.

MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     (a) The management fees are payable to the Manager monthly by each Portfolio and are computed daily at the following annual rates of each Portfolio's average daily net assets: 1.25% for Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services; 0.75% for Mid Capitalization and International Equity; 0.65% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; 0.55% for Investment Quality Bond and Municipal Bond; and 0.475% for U.S. Government Money Market.

     For the year ended August 31, 2007, the Manager waived $14,513 for Investment Quality Bond, $9,881 for Municipal Bond, $1,106 for Energy & Basic Materials, $41,479 for Financial Services, and $22,359 for U.S. Government Money Market.

(b) Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Portfolios pursuant to agreements with the Trust, for which it receives from each Portfolio: (i) a minimum annual fee or basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

GFS also provides certain custody administration services enumerated in the Trust’s Custody Agreement with Bank of New York.  Under the Custody Agreement, the Trust pays an asset-based custody fee in decreasing amounts as Trust assets reach certain breakpoints, as well as certain transaction fees and out-of-pocket expenses. GFS receives a portion of these fees for performing custody administration services.   The Custody fees listed in the Statement of Operations include the fees paid to GFS as Custody Administrator.   For the year ended August 31, 2007, GFS received $71,403 from the Trust for custody administration services.

NOTES TO FINANCIAL STATEMENTS

   Year Ended August 31, 2007 (Continued)

In addition, certain affiliates of GFS provide ancillary services to the Trust as follows:

Fund Compliance Services, LLC (“FCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between FCS and the Trust. Under the terms of such agreement, FCS receives from the Fund an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the year ended August 31, 2007, the Trust incurred expenses of $40,641 for compliance services pursuant to the Trust’s Agreement with FCS.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Trust on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.  Printing services prices vary according to available discounts.  For the year ended August 31, 2007, the Trust paid GemCom $12,698 for EDGAR and printing services performed.

Certain officers of GFS and FCS are also officers of the Trust.

     (c) The Portfolios have adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to the distribution of Class A, B and C shares of the Portfolios.  The Plan provides that each Portfolio will pay the Distributor or other entities a fee, which is accrued daily and paid monthly, at the annual rate of 0.40% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares.  Up to 0.25% of average daily net assets may be paid directly to the Manager for support services.  A portion of the fee pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee.  A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.    The aggregate of such service fee payments will not exceed 0.25% of average daily net assets.   For the year ended August 31, 2007, the Distributor waived $7,107 in fees for the U.S. Government Money Market Portfolio.

    Class A shares are offered at net asset value plus a maximum sales load of 5.75%.   Class B shares are offered subject to a maximum contingent deferred sales charge (“CDSC”) of 5.00% and will automatically convert to Class I shares after eight years.   Class C shares are offered subject to a CDSC of 1.00% and, prior to January 1, 2003, had been subject to a maximum sales load of 1.00%.   Class I shares are offered at net asset value.

     For the year ended August 31, 2007, the Distributor, Aquarius Fund Distributors, LLC (“AFD”) received sales charges on sales of the Portfolios’ Class A shares.   In addition, CDSCs were paid to the Manager for Class C shares.   The Distributor and the Manager have advised the Portfolios that the approximate amounts are as follows:

	Distributor Sales Charges	CDSCs
Portfolio	Class A	Class C
Large Capitalization Value	$ 104	$ 349
Large Capitalization Growth	41	768
Mid Capitalization	308	205
Small Capitalization	50	46
International Equity	390	89
Health & Biotechnology	660	63
Technology & Communications	452	58
Energy & Basic Materials	13,800	93
Financial Services	859	39
Investment Quality Bond	---	159
Municipal Bond	---	---
U.S. Government Money Market	---	20

(d) The Trust and the Manager have entered into an Excess Expense Agreement (the “Expense Agreement”).  In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of certain Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an “Expense Cap”).  The annual expense caps in effect at August 31, 2007 for each portfolio were:  2.40%, 3.00%, 3.00% and 2.00% for Class A, B, C and I shares respectively, of Large Capitalization Value, Large Capitalization Growth,  Mid Capitalization, and Small Capitalization; 2.70%, 3.30%, 3.30% and 2.30% for Class A, B, C and I shares, respectively, of International Equity; 1.80%, 2.40%, 2.40% and 1.40% for Class A, B, C and I shares, respectively, of Investment Quality Bond and Municipal Bond; 1.65%, 2.25%, 2.25% and 1.25% for Class A, B, C and I shares, respectively, of U.S. Government Money Market; 2.70%, 3.30%, 3.30% and 2.30% for Class A, B, C and I shares, respectively, of Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services.  Under the terms of the Expense Agreement, expenses borne by the Manager for the Large Capitalization Value, Large Capitalization Growth, Small Capitalization, International Equity, Investment Quality Bond, Municipal Bond and U.S. Government Money Market Portfolios are subject to reimbursement by the portfolios for up to five years from the date the fee or expense was incurred and expenses borne by the Manager for the Mid Capitalization, Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services Portfolios are subject to reimbursement by the portfolios for up to three years from the date the fee or expense was incurred.   Expenses borne by the Manager after December 31, 2002, for all of the portfolios of the Trust, are subject to reimbursement for up to three years from the date the fee or expense was incurred.   No reimbursement will be made if it would result in the portfolio exceeding its Expense Cap.   The Expense Agreement may be terminated by either party, without penalty, upon receipt of 60 days prior notice.  For the year ended August 31, 2007, no reimbursement payments were made to the Manager under the terms of the Expense Agreement.

(e) The following Portfolios in the Trust had portfolio trades executed with a certain broker pursuant to a commission recapture agreement under which, certain portfolio expenses could be paid by such broker or rebates could be given to each participating Portfolio.   For the year ended August 31, 2007, the amount received by the participating Portfolios under this arrangement was as follows: Large Capitalization Value, $6,189; Large Capitalization Growth, $7,126; Mid Capitalization, $5,311; Small Capitalization, $1,718; International Equity, $5,659; and Health & Biotechnology, $10,021; Technology & Communications, $5,047; Energy & Basic Materials, $656; and Financial Services, $232.

NOTES TO FINANCIAL STATEMENTS

   Year Ended August 31, 2007 (Continued)

3.

INVESTMENT TRANSACTIONS

     (a) For the year ended August 31, 2007, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, for the Portfolios’ were as follows:

Portfolio	Purchases	Sales
Large Capitalization Value	$30,300,334	$38,085,029
Large Capitalization Growth	39,756,490	46,144,546
Mid Capitalization	13,944,323	16,349,662
Small Capitalization	7,158,205	11,260,313
International Equity	12,773,192	13,931,159
Health & Biotechnology	7,052,355	17,272,684
Technology & Communications	31,925,450	37,464,967
Energy & Basic Materials	9,576,735	12,212,096
Financial Services	3,268,197	4,132,867
Investment Quality Bond	7,286,445	7,413,428
Municipal Bond	1,557,694	2,231,446

      (b) Certain Portfolios may enter into options contracts.  An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time.  Certain options, including options on indices, will require cash settlement by the Portfolio if the option is exercised.

      Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily.  When a purchase option expires, the Portfolio will realize a loss in the amount of the premium paid.  When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option.  When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.  When the Portfolio exercises a call option, the cost of the security, which the Portfolio purchases upon exercise, will be increased by the premium originally paid.

      Certain Portfolios may write covered call options.  This means that the Portfolio will own the security subject to the option or an option to purchase the same underlying security, having an exercise price equal to or less than the exercise price of the covered option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid securities having a value equal to the fluctuating market value of the securities on which the Portfolio holds a covered call position.

      When a Portfolio writes a call option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily.  When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received.  When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated.  When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received.

      The liability representing a Portfolio’s obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the last available bid price.

      The Portfolios may enter into options for hedging purposes.  The risk associated with purchasing options is limited to the premium originally paid.  The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

The number of options contracts written and the premiums received by the Technology & Communications Portfolio during the year ended August 31, 2007 were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	-	-
Options written	754	$ 147,141
Options exercised	(90)	(16,919)
Options expired	-	-
Options closed	(421)	(101,627)
Options outstanding, end of period	243	$ 28,595

NOTES TO FINANCIAL STATEMENTS

    Year Ended August 31, 2007 (Continued)

4. AUTHORIZED SHARES OF BENEFICIAL INTEREST AND PAR VALUE PER SHARE

Each Portfolio has unlimited shares of beneficial interest authorized at $.01 par value per share. For the periods indicated, transactions were as follows:

	Class I Shares		Class A Shares
	Year Ended August 31, 2007	Year Ended August 31, 2006	Year Ended August 31, 2007	Year Ended August 31, 2006
Large Capitalization Value
Issued	218,428	306,753	1,513	148
Redeemed	(555,989)	(527,002)	(217)	--
Reinvested from Dividends	10,167	2,252	--	--
Net Increase (Decrease) in Shares	(327,394)	(217,997)	1,296	148
Large Capitalization Growth
Issued	339,382	554,053	892	722
Redeemed	(729,166)	(704,219)	(413)	(308)
Net Increase (Decrease) in Shares	(389,784)	(150,166)	479	414
Mid Capitalization
Issued	312,168	330,761	11,951	8,480
Redeemed	(401,854)	(161,238)	(74,412)	(1,700,572)
Reinvested from Dividends	252,497	113,409	78,275	56,822
Net Increase (Decrease) in Shares	162,811	282,932	15,814	(1,635,270)
Small Capitalization
Issued	124,406	139,812	493	226
Redeemed	(388,460)	(318,866)	(692)	--
Reinvested from Dividends	254,004	294,284	50	--
Net Increase (Decrease) in Shares	(10,050)	115,230	(149)	226
International Equity
Issued	226,107	282,228	3,942	606
Redeemed	(312,317)	(221,547)	(1,294)	--
Reinvested from Dividends	2,300	5,072	--	--
Net Increase (Decrease) in Shares	(83,910)	65,753	2,648	606
Health & Biotechnology
Issued	52,454	111,073	54,377	5,299
Redeemed	(75,203)	(48,879)	(238,629)	(303,377)
Net Increase (Decrease) in Shares	(22,749)	62,194	(184,252)	(298,078)
Technology & Communications
Issued	234,564	117,429	34,636	12,194
Redeemed	(97,418)	(51,864)	(299,300)	(372,139)
Net Increase (Decrease) in Shares	137,146	65,565	(264,664)	(359,945)
Energy & Basic Materials
Issued	30,856	73,060	64,775	108,821
Redeemed	(64,908)	(26,111)	(59,206)	(35,315)
Reinvested from Dividends	3,254	944	4,263	1,354
Net Increase (Decrease) in Shares	(30,798)	47,893	9,832	74,860
Financial Services
Issued	51,917	48,776	13,280	2,018
Redeemed	(57,156)	(25,622)	(36,228)	(14,062)
Reinvested from Dividends	20,974	5,615	10,629	4,869
Net Increase (Decrease) in Shares	15,735	28,769	(12,319)	(7,175)
Investment Quality Bond
Issued	406,764	434,042	5,025	1
Redeemed	(459,545)	(484,714)	--	--
Reinvested from Dividends	49,587	49,300	26	--
Net Increase (Decrease) in Shares	(3,194)	(1,372)	5,051	1
Municipal Bond
Issued	141,936	78,915	--	1
Redeemed	(213,995)	(200,456)	--	--
Reinvested from Dividends	14,037	16,846	--	--
Net Increase (Decrease) in Shares	(58,022)	(104,695)	--	1
U.S. Government Money Market
Issued	13,471,291	9,599,375	39,824	1,353
Redeemed	(15,433,162)	(10,922,901)	(474)	(1,344)
Reinvested from Dividends	653,304	558,064	79	1
Net Increase (Decrease) in Shares	(1,308,567)	(765,462)	39,429	10

NOTES TO FINANCIAL STATEMENTS

    Year Ended August 31, 2007 (Continued)

	Class B Shares		Class C Shares
	Year Ended August 31, 2007	Year Ended August 31, 2006	Year Ended August 31, 2007	Year Ended August 31, 2006
Large Capitalization Value
Issued	3,439	1,429	9,368	14,763
Redeemed	(60,602)	(55,573)	(24,688)	(31,322)
Reinvested from Dividends	267	--	259	--
Net Increase (Decrease) in Shares	(56,896)	(54,144)	(15,061)	(16,559)
Large Capitalization Growth
Issued	2	5,402	12,674	57,713
Redeemed	(12,012)	(12,466)	(33,265)	(77,672)
Net Increase (Decrease) in Shares	(12,010)	(7,064)	(20,591)	19,959
Mid Capitalization
Issued	6,204	3,796	7,889	11,922
Redeemed	(78,977)	(89,245)	(54,256)	(12,408)
Reinvested from Dividends	50,184	37,071	23,346	12,329
Net Increase (Decrease) in Shares	(22,589)	(48,378)	(23,021)	11,843
Small Capitalization
Issued	2,756	1,952	5,636	5,599
Redeemed	(14,392)	(8,592)	(17,452)	(18,071)
Reinvested from Dividends	5,533	7,873	12,515	15,318
Net Increase (Decrease) in Shares	(6,103)	1,233	699	2,846
International Equity
Issued	5,733	637	14,483	11,690
Redeemed	(9,415)	(3,247)	(14,715)	(16,156)
Net Increase (Decrease) in Shares	(3,682)	(2,610)	(232)	(4,466)
Health & Biotechnology
Issued	5,327	6,102	3,888	4,381
Redeemed	(419,492)	(496,284)	(125,952)	(165,169)
Net Increase (Decrease) in Shares	(414,165)	(490,182)	(122,064)	(160,788)
Technology & Communications
Issued	6,034	2,853	2,956	4,572
Redeemed	(458,730)	(381,465)	(35,810)	(29,484)
Net Increase (Decrease) in Shares	(452,696)	(378,612)	(32,854)	(24,912)
Energy & Basic Materials
Issued	638	12,468	509	4,730
Redeemed	(54,024)	(38,850)	(2,943)	(813)
Reinvested from Dividends	3,287	1,727	202	54
Net Increase (Decrease) in Shares	(50,099)	(24,655)	(2,232)	3,971
Financial Services
Issued	348	901	2,215	3,188
Redeemed	(28,610)	(30,563)	(3,006)	(3,863)
Reinvested from Dividends	10,688	5,572	1,560	618
Net Increase (Decrease) in Shares	(17,574)	(24,090)	769	(57)
Investment Quality Bond
Issued	6,669	476	6,629	19,890
Redeemed	(2,332)	(2,806)	(40,323)	(39,015)
Reinvested from Dividends	126	166	2,035	2,905
Net Increase (Decrease) in Shares	4,463	(2,164)	(31,659)	(16,220)
Municipal Bond
Issued	80	4,746	907	2,767
Redeemed	(6,163)	--	(112)	(4,333)
Reinvested from Dividends	146	133	722	706
Net Increase (Decrease) in Shares	(5,937)	4,879	1,517	(860)
U.S. Government Money Market
Issued	24,557	74,167	152,257	217,113
Redeemed	(82,302)	(91,957)	(284,848)	(303,626)
Reinvested from Dividends	6,264	6,311	21,950	19,015
Net Increase (Decrease) in Shares	(51,481)	(11,479)	(110,641)	(67,498)

NOTES TO FINANCIAL STATEMENTS

    Year Ended August 31, 2007 (Continued)

5.   SECURITIES LENDING

     Under an agreement with the Bank of New York Co., Inc. (“BONY”), the Portfolios can lend their portfolio securities to brokers, dealers and other financial institutions approved by the Board of Trustees.    Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned, which is invested in highly liquid, short-term instruments such as repurchase agreements collateralized by U.S. Government securities and money market funds in accordance with the Portfolios’ security lending procedures.   A portion of the income generated by the investment in the collateral, net of any rebates paid by BONY to the borrowers, is remitted to BONY as lending agent, and the remainder is paid to the Portfolios.   Generally, in the event of a counter-party default, each Portfolio has the right to use the collateral to offset the losses incurred.   There would be a potential loss to a Portfolio in the event such Portfolio is delayed or prevented from exercising its right to dispose of the collateral.

    At August 31, 2007, the following portfolios had securities on loan:

Portfolio	Market Value of Loaned Securities	Market Value of Collateral

Large Capitalization Value	$5,454,608	$5,534,433
Large Capitalization Growth	6,633,042	6,650,235
Mid Capitalization	3,961,055	4,054,932
Small Capitalization	5,101,155	5,266,237
Health & Biotechnology	6,593,980	6,812,302
Technology & Communications	4,549,262	4,615,708
Investment Quality Bond	3,596,265	3,641,176

  At August 31, 2007, the percentage of total investment income derived from the investment of cash collateral retained by the lending agent, BONY, was as follows:

Portfolio	Percentage of Total Investment Income
Large Capitalization Value	6.94%
Large Capitalization Growth	2.43%
Mid Capitalization	1.24%
Small Capitalization	3.35%
Health & Biotechnology	3.59%
Technology & Communications	12.14%
Investment Quality Bond	0.85%

NOTES TO FINANCIAL STATEMENTS

    Year Ended August 31, 2007 (Continued)

6.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

    The tax character of dividends paid during the period ended August 31, 2007 was as follows:

Portfolio	Ordinary Income	Tax Exempt Income	Long Term Capital Gains	Total
Large Capitalization Value	$ 245,957	$ ---	$ ---	$ 245,957
Large Capitalization Growth	---	---	---	---
Mid Capitalization	---	---	3,879,650	3,879,650
Small Capitalization	---	---	3,187,326	3,187,326
International Equity	32,923	---	---	32,923
Health & Biotechnology	---	---	---	---
Technology & Communications	---	---	---	---
Energy & Basic Materials	---	---	351,523	351,523
Financial Services	440,470	---	140,742	581,212
Investment Quality Bond	511,975	---	---	511,975
Municipal Bond	3,578	150,499	7,123	161,200
U.S. Government Money Market	694,696	---	---	694,696

    The tax character of dividends paid during the period ended August 31, 2006 was as follows:

Portfolio	Ordinary Income	Tax Exempt Income	Long Term Capital Gains	Total
Large Capitalization Value	$ 44,381	$ ---	$ ---	$ 44,381
Large Capitalization Growth	---	---	---	---
Mid Capitalization	2,967,624	---	2,468,122	5,435,746
Small Capitalization	---	---	3,990,701	3,990,701
International Equity	65,851	---	---	65,851
Health & Biotechnology	---	---	---	---
Technology & Communications	---	---	---	---
Energy & Basic Materials	---	---	126,948	126,948
Financial Services	15,615	---	210,810	226,425
Investment Quality Bond	473,255	---	46,351	519,606
Municipal Bond	---	192,439	---	192,439
U.S. Government Money Market	603,350	---	---	603,350

         As of each of the Portfolio’s tax year-end, the components of distributable earnings on a tax basis were as follows:

Portfolio	Capital Loss Carryforwards	Undistributed Long Term Capital Gains	Post October Loss Deferrals	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Unrealized Appreciation (Depreciation)	Total
Large Capitalization Value	$ ---	$ 2,675,501	$ ---	$ 213,762	$ ---	$ 2,174,903	$ 5,064,166
Large Capitalization Growth	(12,816,224)	---	---	---	---	7,117,575	(5,698,649)
Mid Capitalization	---(a)	259,335	---	706,455	---	1,120,568	2,086,358
Small Capitalization	---	2,818,422	---	405,593	---	3,138,380	6,362,395
International Equity	(2,817,363)	---	---	136,016	---	1,530,362	(1,150,985)
Health & Biotechnology	(114,184,557)(b)	---	---	---	---	(409,587)	(114,594,144)
Technology & Communications	(255,805,836)(c)	---	---	---	---	5,591,294	(250,214,542)
Energy & Basic Materials	---	4,140,033	---	---	---	1,379,107	5,519,140
Financial Services	---	219,006	---	---	---	139,301	358,307
Investment Quality Bond	(48,048)	---	(2,864)	---	---	26,307	(24,605)
Municipal Bond	---	15,687	---	---	9,708	12,642	38,037
U.S. Government Money Market	(751)	---	---	---	---	---	(751)

     The difference between book basis and tax basis distributable earnings, if any, is due primarily to different book and tax year-ends, the tax deferral of losses on wash sales and the tax deferral of losses incurred after October 31.

(a)

 For the Mid Capitalization Portfolio, $1,303,740 of capital loss carryover related to the acquisition of the Orbitex Growth Fund is remaining to be recognized over the next three years.  This amount is subject to an annual limitation of $434,580 under tax rules.

(b)

For the Health & Biotechnology Portfolio, $1,167,021 and $550,059 of capital loss carryover related to the acquisition of the Orbitex Medical Sciences Fund and Orbitex Life Sciences Fund, respectively, is remaining to be recognized over the next three years.  This amount is subject to annual limitations of $389,007 and $183,353 for the Orbitex Medical Sciences Fund and Orbitex Life Sciences Fund, respectively, under tax rules.

(c)

For the Technology & Communications Portfolio, $202,792 and $1,170,888 of capital loss carryover related to the acquisition of the Orbitex Info – Tech & Communications Fund and Orbitex Emerging Technology Fund, respectively, is remaining to be recognized over the next three years.  This amount is subject to annual limitations of $202,792 and $390,296 for the Orbitex Info - Tech & Communications Fund and Orbitex Emerging Technology Fund, respectively, next year and $390,296 for the Orbitex Emerging Technology Fund for the last two years under tax rules.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Mid Capitalization Portfolio - Class A Shares

						July 1,
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	2002(2) to
	August 31,	August 31,	August 31,	August 31,	August 31,	April 30,
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)	2003(1)
Net Asset Value, Beginning of Year	$ 10.83	$ 12.82	$ 11.42	$ 10.38	$ 8.63	$ 10.00
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.08)	(0.16)	(0.15)	(0.12)	(0.03)	(0.07)
Net realized and unrealized gain (loss)	1.88	0.02	2.93	1.16	1.78	(1.30)
Total from investment operations	1.80	(0.14)	2.78	1.04	1.75	(1.37)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-	-
Distributions from realized gains	(2.51)	(1.85)	(1.38)	-	-	-
Total dividends and distributions	(2.51)	(1.85)	(1.38)	-	-	-

Net Asset Value, End of Year	$ 10.12	$ 10.83	$ 12.82	$ 11.42	$ 10.38	$ 8.63

Total Return*	18.64%	(1.24)%	24.97%	10.02%	20.28%	(13.70)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 3,589	$ 3,669	$ 25,305	$ 23,842	$ 26,449	$ 22,407
Ratio of net operating expenses to
average net assets (3)(4)	2.04%	2.30%	2.29%	2.25%	2.29%	2.72%
Ratio of net investment income (loss) to
average net assets (3)(4)	(0.79)%	(1.32)%	(1.19)%	(1.05)%	(1.03)%	(1.06)%
Portfolio Turnover Rate	78%	130%	75%	76%	19%	71%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Commencement of offering.
(3) Annualized for periods less than one year.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Mid Cap Portfolio: 2.04 and (0.79)%, respectively, for the year ended August 31, 2007; 2.30% and (1.32)%, respectively, for the year ended August 31, 2006; 2.29% and (1.19)%, respectively, for the year ended August 31, 2005; 2.25% and (1.05)%, respectively, for the year ended August 31, 2004; 2.29% and (1.03)%, respectively, for the period ended August 31, 2003; and 2.78% and (1.14)%, respectively, for the period ended April 30, 2003.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Health & Biotechnology Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,	April 30,
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)	2003(1)
Net Asset Value, Beginning of Year	$ 13.27	$ 14.33	$ 12.50	$ 11.43	$ 11.57	$ 14.94
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.22)	(0.28)	(0.18)	(0.15)	(0.05)	(0.19)
Net realized and unrealized gain (loss)	1.46	(0.78)	2.01	1.22	(0.09)	(3.18)
Total from investment operations	1.24	(1.06)	1.83	1.07	(0.14)	(3.37)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-	-
Distributions from realized gains	-	-	-	-	-	-
Total dividends and distributions	-	-	-	-	-	-

Net Asset Value, End of Year	$ 14.51	$ 13.27	$ 14.33	$ 12.50	$ 11.43	$ 11.57

Total Return*	9.34%	(7.40)%	14.64%	9.36%	(1.21)%	(22.56)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 8,352	$ 10,079	$ 15,160	$ 19,718	$ 26,606	$ 30,435
Ratio of net operating expenses to
average net assets (2)(3)	2.53%	2.70%	2.70%	2.70%	2.70%	2.54%
Ratio of net investment income (loss) to
average net assets (2)(3)	(1.55)%	(2.00)%	(1.40)%	(1.23)%	(1.15)%	(1.65)%
Portfolio Turnover Rate	25%	16%	111%	65%	10%	144%

	Technology & Communications Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,	April 30,
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)	2003(1)
Net Asset Value, Beginning of Year	$ 7.37	$ 7.48	$ 5.70	$ 6.69	$ 5.38	$ 7.54
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.18)	(0.18)	(0.13)	(0.17)	(0.05)	(0.12)
Net realized and unrealized gain (loss)	2.59	0.07	1.91	(0.82)	1.36	(2.04)
Total from investment operations	2.41	(0.11)	1.78	(0.99)	1.31	(2.16)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-	-
Distributions from realized gains	-	-	-	-	-	-
Total dividends and distributions	-	-	-	-	-	-

Net Asset Value, End of Year	$ 9.78	$ 7.37	$ 7.48	$ 5.70	$ 6.69	$ 5.38

Total Return*	32.70%	(1.47)%	31.23%	(14.80)%	24.35%	(28.65)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 9,305	$ 8,964	$ 11,791	$ 12,034	$ 18,249	$ 15,510
Ratio of net operating expenses to
average net assets (2)(4)	2.62%	2.70%	2.70%	2.70%	2.70%	2.56%
Ratio of net investment income (loss) to
average net assets (2)(4)	(2.13)%	(2.28)%	(1.85)%	(2.46)%	(2.57)%	(2.15)%
Portfolio Turnover Rate	163%	99%	70%	53%	21%	263%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Annualized for periods less than one year.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Health & Biotechnology Portfolio: 2.53% and (1.55)%, respectively, for the year ended August 31, 2007; 2.78% and (2.08)%, respectively, for the year ended August 31, 2006; 2.84% and (1.53)%, respectively, for the year ended August 31, 2005; 2.77% and (1.30)%, respectively, for the year ended August 31, 2004; 2.75% and (1.20)%, respectively, for the period ended August 31, 2003; and 2.65% and (1.76)%, respectively, for the year ended April 30, 2003.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Technology & Communications Portfolio: 2.62% and (2.13)%, respectively, for the year ended August 31, 2007; 3.13% and (2.71)%, respectively, for the year ended August 31, 2006; 3.10% and (2.24)%, respectively, for the year ended August 31, 2005; 2.72% and (2.49)%, respectively, for the year ended August 31, 2004; 3.06% and (2.93)%, respectively, for the period ended August 31, 2003; and 3.59% and (3.18)%, respectively, for the year ended April 30, 2003.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Energy & Basic Materials Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,	April 30,
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)	2003(1)
Net Asset Value, Beginning of Year	$ 29.50	$ 27.16	$ 17.95	$ 14.52	$ 12.94	$ 17.04
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.53)	(0.45)	(0.34)	(0.19)	(0.01)	(0.17)
Net realized and unrealized gain (loss)	6.02	3.15	9.55	3.62	1.59	(3.93)
Total from investment operations	5.49	2.70	9.21	3.43	1.58	(4.10)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-	-
Distributions from realized gains	(0.92)	(0.36)	-	-	-	-
Total dividends and distributions	(0.92)	(0.36)	-	-	-	-

Net Asset Value, End of Year	$ 34.07	$ 29.50	$ 27.16	$ 17.95	$ 14.52	$ 12.94

Total Return*	19.04%	9.95%	51.31%	23.62%	12.21%	(24.06)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 6,419	$ 5,268	$ 2,817	$ 2,066	$ 2,269	$ 2,221
Ratio of net operating expenses to
average net assets (2)(3)	2.70%	2.70%	2.70%	2.70%	2.70%	2.54%
Ratio of net investment income (loss) to
average net assets (2)(3)	(1.67)%	(1.48)%	(1.56)%	(1.20)%	(0.28)%	(1.18)%
Portfolio Turnover Rate	87%	34%	65%	88%	22%	705%

	Financial Services Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,	April 30,
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)	2003(1)
Net Asset Value, Beginning of Year	$ 13.30	$ 12.54	$ 11.63	$ 11.02	$ 9.97	$ 11.40
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.12)	(0.02)	(0.16)	(0.15)	(0.04)	(0.07)
Net realized and unrealized gain (loss)	0.91	1.65	1.76	0.76	1.09	(1.36)
Total from investment operations	0.79	1.63	1.60	0.61	1.05	(1.43)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-	-
Distributions from realized gains	(2.23)	(0.87)	(0.69)	-	-	-
Total dividends and distributions	(2.23)	(0.87)	(0.69)	-	-	-

Net Asset Value, End of Year	$ 11.86	$ 13.30	$ 12.54	$ 11.63	$ 11.02	$ 9.97

Total Return*	4.71%	13.21%	13.70%	5.54%	10.53%	(12.54)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 784	$ 1,042	$ 1,073	$ 1,174	$ 1,650	$ 1,684
Ratio of net operating expenses to
average net assets (2)(4)	2.70%	2.70%	2.70%	2.70%	2.70%	2.55%
Ratio of net investment income (loss) to
average net assets (2)(4)	(0.89)%	(0.13)%	(1.32)%	(1.27)%	(1.22)%	(0.73)%
Portfolio Turnover Rate	92%	159%	150%	199%	32%	67%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Annualized for periods less than one year.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Energy & Basic Materials Portfolio: 2.71% and (1.68)%, respectively, for the year ended August 31, 2007; 2.81% and (1.59)%, respectively, for the year ended August 31, 2006; 3.34% and (2.19)%, respectively, for the year ended August 31, 2005; 3.33% and (1.83)%, respectively, for the year ended August 31, 2004; 4.37% and (1.95)%, respectively, for the period ended August 31, 2003; and 4.40% and (3.04)%, respectively, for the year ended April 30, 2003.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Financial Services  Portfolio: 3.82% and (2.01)%, respectively, for the year ended August 31, 2007; 3.77% and (1.20)%, respectively, for the year ended August 31, 2006; 4.11% and (2.73)%, respectively, for the year ended August 31, 2005; 3.53% and (2.09)%, respectively, for the year ended August 31, 2004; 2.70% and (1.22)%, respectively, for the period ended August 31, 2003; and 6.44% and (4.62)%, respectively, for the year ended April 30, 2003.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Large Cap Value Portfolio - Class A Shares

		February 14,
	Year Ended	2006 (2) to
	August 31,	August 31,
	2007(1)	2006(1)
Net Asset Value, Beginning of Year	$ 20.10	$ 19.43
Income (Loss) from Investment Operations:
Net investment income (loss)	0.06	0.03
Net realized and unrealized gain (loss)	1.82	0.64
Total from investment operations	1.88	0.67
Dividends and Distributions:
Dividends from net investment income	(0.10)	-
Distributions from realized gains	-	-
Total dividends and distributions	(0.10)	-

Net Asset Value, End of Year	$ 21.88	$ 20.10

Total Return*	9.33%	3.45%
Ratios and Supplemental Data:
Net assets, end of year	$ 31,586	$ 2,975
Ratio of net operating expenses to
average net assets (3)(4)	1.83%	1.92%
Ratio of net investment income (loss) to
average net assets (3)(4)	0.23%	0.30%
Portfolio Turnover Rate	66%	49%
	Large Cap Growth Portfolio - Class A Shares

		February 14,
	Year Ended	2006 (2) to
	August 31,	August 31,
	2007(1)	2006(1)
Net Asset Value, Beginning of Year	$ 13.79	$ 16.46
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.23)	(0.12)
Net realized and unrealized gain (loss)	3.61	(2.55)
Total from investment operations	3.38	(2.67)
Dividends and Distributions:
Dividends from net investment income	-	-
Distributions from realized gains	-	-
Total dividends and distributions	-	-

Net Asset Value, End of Year	$ 17.17	$ 13.79

Total Return*	24.51%	(16.22)%
Ratios and Supplemental Data:
Net assets, end of year	$ 15,332	$ 5,711
Ratio of net operating expenses to
average net assets (3)(5)	1.93%	1.99%
Ratio of net investment income (loss) to
average net assets (3)(5)	(1.47)%	(1.45)%
Portfolio Turnover Rate	104%	125%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Commencement of offering.
(3) Annualized for periods less than one year.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Small Cap Portfolio - Class A Shares

		February 14,
	Year Ended	2006 (2) to
	August 31,	August 31,
	2007(1)	2006(1)
Net Asset Value, Beginning of Year	$ 13.03	$ 12.84
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.03)	(0.05)
Net realized and unrealized gain (loss)	1.58	0.24
Total from investment operations	1.55	0.19
Dividends and Distributions:
Dividends from net investment income	-	-
Distributions from realized gains	(2.51)	-
Total dividends and distributions	(2.51)	-

Net Asset Value, End of Year	$ 12.07	$ 13.03

Total Return*	12.94%	1.48%
Ratios and Supplemental Data:
Net assets, end of year	$ 935	$ 2,944
Ratio of net operating expenses to
average net assets (3)(4)	1.72%	2.25%
Ratio of net investment income (loss) to
average net assets (3)(4)	(0.23)%	(0.67)%
Portfolio Turnover Rate	42%	35%
	International Equity Portfolio - Class A Shares

		February 14,
	Year Ended	2006 (2) to
	August 31,	August 31,
	2007(1)	2006(1)
Net Asset Value, Beginning of Year	$ 13.01	$ 12.05
Income (Loss) from Investment Operations:
Net investment income (loss)	0.07	0.07
Net realized and unrealized gain (loss)	1.70	0.89
Total from investment operations	1.77	0.96
Dividends and Distributions:
Dividends from net investment income	-	-
Distributions from realized gains	-	-
Total dividends and distributions	-	-

Net Asset Value, End of Year	$ 14.78	$ 13.01

Total Return*	13.60%	7.97%
Ratios and Supplemental Data:
Net assets, end of year	$ 48,085	$ 7,885
Ratio of net operating expenses to
average net assets (3)(5)	2.35%	2.31%
Ratio of net investment income (loss) to
average net assets (3)(5)	(0.20)%	0.98%
Portfolio Turnover Rate	83%	69%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Commencement of offering.
(3) Annualized for periods less than one year.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Municipal Bond Portfolio - Class A Shares

		February 14,
	Year Ended	2006 (2) to
	August 31,	August 31,
	2007(1)	2006(1)
Net Asset Value, Beginning of Year	$ 10.19	$ 10.22
Income (Loss) from Investment Operations:
Net investment income (loss)	0.24	0.00	**
Net realized and unrealized gain (loss)	(0.18)	(0.03)
Total from investment operations	0.06	(0.03)
Dividends and Distributions:
Dividends from net investment income	(0.24)	(0.00)	**
Distributions from realized gains	(0.01)	-
Total dividends and distributions	(0.25)	-

Net Asset Value, End of Year	$ 10.00	$ 10.19

Total Return*	(1.62)%	(0.29)%
Ratios and Supplemental Data:
Net assets, end of year	$ 10	$ 10
Ratio of net operating expenses to
average net assets (3)(4)	1.80%	1.80%
Ratio of net investment income (loss) to
average net assets (3)(4)	2.80%	0.00%
Portfolio Turnover Rate	33%	19%
	U.S. Government Money Market Portfolio - Class A Shares

		February 14,
	Year Ended	2006 (2) to
	August 31,	August 31,
	2007(1)	2006(1)
Net Asset Value, Beginning of Year	$ 1.00	$ 1.00
Income (Loss) from Investment Operations:
Net investment income (loss)		0.00	**
Net realized and unrealized gain (loss)	0.04	-
Total from investment operations	0.04	-
Dividends and Distributions:
Dividends from net investment income	(0.04)	(0.00)	**
Distributions from realized gains	-	-
Total dividends and distributions	(0.04)	-

Net Asset Value, End of Year	$ 1.00	$ 1.00

Total Return*	3.22%	0.00%
Ratios and Supplemental Data:
Net assets, end of year	$ 39,425	$ 10
Ratio of net operating expenses to
average net assets (3)(5)	1.65%	1.65%
Ratio of net investment income (loss) to
average net assets (3)(5)	4.07%	0.00%
Portfolio Turnover Rate	N/A	N/A
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Commencement of offering.
(3) Annualized for periods less than one year.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Municipal Bond Portfolio: 1.80% and 2.80%, respectively, for the year ended August 31, 2007 and 1.80% and 0.00%, respectively, for the year ended August 31, 2006.

(5) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the U.S. Government Money Market Portfolio: 1.78% and 3.94%, respectively, for the year ended August 31, 2007 amd 1.65% and 0.00%, respectively, for the year ended August 31, 2006.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

** Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Investment Quality Bond Portfolio - Class A Shares

		February 14,
	Year Ended	2006 (2) to
	August 31,	August 31,
	2007(1)	2006(1)
Net Asset Value, Beginning of Year	$ 9.68	$ 9.65
Income (Loss) from Investment Operations:
Net investment income (loss)	0.28	0.00	**
Net realized and unrealized gain (loss)	0.07	0.03
Total from investment operations	0.35	0.03
Dividends and Distributions:
Dividends from net investment income	(0.28)	(0.00)	**
Distributions from realized gains	-	-
Total dividends and distributions	(0.28)	-

Net Asset Value, End of Year	$ 9.75	$ 9.68

Total Return*	3.05%	0.31%
Ratios and Supplemental Data:
Net assets, end of year	$ 49,271	$ 10
Ratio of net operating expenses to
average net assets (3)(4)	1.80%	1.80%
Ratio of net investment income (loss) to
average net assets (3)(4)	3.01%	0.00%
Portfolio Turnover Rate	49%	35%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Commencement of offering.
(3) Annualized for periods less than one year.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Investment Quality Bond Portfolio: 1.90% and 2.91%, respectively, for the year ended August 31, 2007 and 1.80% and 0.00%, respectively, for the year ended August 31, 2006.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

** Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Large Cap Value Portfolio - Class B Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net Asset Value, Beginning of Year	$ 18.79	$ 17.19	$ 15.68	$ 14.13	$ 12.63
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.07)	(0.09)	(0.14)	(0.16)	(0.13)
Net realized and unrealized gain (loss)	1.71	1.69	1.65	1.71	1.63
Total from investment operations	1.64	1.60	1.51	1.55	1.50
Dividends and Distributions:
Dividends from net investment income	(0.06)	-	-	-	-
Distributions from realized gains	-	-	-	-	-
Total dividends and distributions	(0.06)	-	-	-	-

Net Asset Value, End of Year	$ 20.37	$ 18.79	$ 17.19	$ 15.68	$ 14.13

Total Return*	8.70%	9.31%	9.63%	10.97%	11.88%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 1,143	$ 2,123	$ 2,873	$ 2,942	$ 2,273
Ratio of net operating expenses to
average net assets	2.43%	2.52%	2.65%	2.73%	2.96%
Ratio of net investment income (loss) to
average net assets	(0.37)%	(0.49)%	(0.82)%	(1.01)%	(1.05)%
Portfolio Turnover Rate	66%	49%	71%	92%	85%

	Large Cap Growth Portfolio - Class B Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net Asset Value, Beginning of Year	$ 12.79	$ 13.40	$ 11.20	$ 12.15	$ 10.96
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.30)	(0.29)	(0.25)	(0.23)	(0.22)
Net realized and unrealized gain (loss)	3.33	(0.32)	2.45	(0.72)	1.41
Total from investment operations	3.03	(0.61)	2.20	(0.95)	1.19
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	-	-	-	-	-
Total dividends and distributions	-	-	-	-	-

Net Asset Value, End of Year	$ 15.82	$ 12.79	$ 13.40	$ 11.20	$ 12.15

Total Return*	23.69%	(4.55)%	19.64%	(7.82)%	10.86%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 198	$ 313	$ 423	$ 344	$ 298
Ratio of net operating expenses to
average net assets (2)	2.53%	2.59%	2.74%	2.66%	3.00%
Ratio of net investment income (loss) to
average net assets (2)	(2.07)%	(2.04)%	(2.05)%	(1.93)%	(2.07)%
Portfolio Turnover Rate	104%	125%	147%	129%	60%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Large Cap Growth Portfolio: 2.53% and (2.07)%, respectively, for the year ended August 31, 2007; 2.58% and (2.04)%, respectively, for the year ended August 31, 2006; 2.74% and (2.05)%, respectively, for the year ended August 31, 2005; 2.66% and (1.93)%, respectively, for the year ended August 31, 2004; and 3.01% and (2.08)%, respectively, for the year ended August 31, 2003.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Mid Capitalization Portfolio - Class B Shares

						July 1,
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	2002(2) to
	August 31,	August 31,	August 31,	August 31,	August 31,	April 30,
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)	2003(1)
Net Asset Value, Beginning of Year	$ 10.52	$ 12.55	$ 11.26	$ 10.30	$ 8.58	$ 10.00
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.14)	(0.22)	(0.21)	(0.18)	(0.05)	(0.11)
Net realized and unrealized gain (loss)	1.82	0.04	2.88	1.14	1.77	(1.31)
Total from investment operations	1.68	(0.18)	2.67	0.96	1.72	(1.42)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-	-
Distributions from realized gains	(2.51)	(1.85)	(1.38)	-	-	-
Total dividends and distributions	(2.51)	(1.85)	(1.38)	-	-	-

Net Asset Value, End of Year	$ 9.69	$ 10.52	$ 12.55	$ 11.26	$ 10.30	$ 8.58

Total Return*	17.97%	(1.61)%	24.30%	9.32%	20.05%	(14.20)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 1,687	$ 2,069	$ 3,075	$ 3,417	$ 3,824	$ 3,409
Ratio of net operating expenses to
average net assets (3)(4)	2.64%	3.00%	2.89%	2.85%	2.89%	3.04%
Ratio of net investment income (loss) to
average net assets (3)(4)	(1.39)%	(1.98)%	(1.79)%	(1.65)%	(1.63)%	(1.57)%
Portfolio Turnover Rate	78%	130%	75%	76%	19%	71%

		Small Cap Portfolio - Class B Shares

		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
		August 31,	August 31,	August 31,	August 31,	August 31,
		2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net Asset Value, Beginning of Year		$ 11.73	$ 14.51	$ 12.22	$ 10.73	$ 9.86
Income (Loss) from Investment Operations:
Net investment income (loss)		(0.10)	(0.19)	(0.23)	(0.16)	(0.15)
Net realized and unrealized gain (loss)		1.41	0.91	2.53	1.87	1.84
Total from investment operations		1.31	0.72	2.30	1.71	1.69
Dividends and Distributions:
Dividends from net investment income		-	-	-	-	-
Distributions from realized gains		(2.51)	(3.50)	(0.01)	(0.22)	(0.82)
Total dividends and distributions		(2.51)	(3.50)	(0.01)	(0.22)	(0.82)

Net Asset Value, End of Year		$ 10.53	$ 11.73	$ 14.51	$ 12.22	$ 10.73

Total Return*		12.21%	5.97%	18.86%	16.05%	18.80%
Ratios and Supplemental Data:
Net assets, end of year (000s)		$ 262	$ 363	$ 432	$ 393	$ 242
Ratio of net operating expenses to
average net assets (5)		2.32%	2.85%	2.85%	2.61%	2.96%
Ratio of net investment income (loss) to
average net assets (5)		(0.86)%	(1.53)%	(1.68)%	(1.40)%	(1.62)%
Portfolio Turnover Rate		42%	35%	17%	11%	20%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Commencement of offering.
(3) Annualized for periods less than one year.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Mid Cap Portfolio: 2.64% and (1.39)%, respectively, for the year ended August 31, 2007; 3.06% and (2.03)%, respectively, for the year ended August 31, 2006; 2.89% and (1.79)%, respectively, for the year ended August 31, 2005; 2.85% and (1.65)%, respectively, for the year ended August 31, 2004; 2.89% and (1.63)%, respectively, for the period ended August 31, 2003; and 3.06% and (1.59)%, respectively, for the period ended April 30, 2003.

(5) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Small Cap Portfolio: 2.32% and (0.73)%, respectively, for the year ended August 31, 2007; 2.86% and (1.53)%, respectively, for the year ended August 31, 2006; 2.85% and (1.68)%, respectively, for the year ended August 31, 2005; 2.61% and (1.40)%, respectively, for the year ended August 31, 2004; and 2.96% and (1.62)%, respectively, for the year ended August 31, 2003.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

		International Equity Portfolio - Class B Shares

		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
		August 31,	August 31,	August 31,	August 31,	August 31,
		2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net Asset Value, Beginning of Year		$ 12.14	$ 9.99	$ 8.33	$ 6.94	$ 6.86
Income (Loss) from Investment Operations:
Net investment income (loss)		(0.01)	(0.08)	(0.04)	(0.06)	(0.11)
Net realized and unrealized gain (loss)		1.56	2.23	1.70	1.45	0.19
Total from investment operations		1.55	2.15	1.66	1.39	0.08
Dividends and Distributions:
Dividends from net investment income		-	-	-	-	-
Distributions from realized gains		-	-	-	-	-
Total dividends and distributions		-	-	-	-	-

Net Asset Value, End of Year		$ 13.69	$ 12.14	$ 9.99	$ 8.33	$ 6.94

Total Return*		12.77%	21.52%	19.93%	20.03%	1.17%
Ratios and Supplemental Data:
Net assets, end of year (000s)		$ 120	$ 151	$ 150	$ 126	$ 38
Ratio of net operating expenses to
average net assets (3)		2.82%	2.91%	3.00%	3.30%	3.30%
Ratio of net investment income (loss) to
average net assets (3)		(0.40)%	(0.73)%	(0.43)%	(0.94)%	(1.24)%
Portfolio Turnover Rate		83%	69%	74%	183%	385%

	Health & Biotechnology Portfolio - Class B Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,	April 30,
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)	2003(1)
Net Asset Value, Beginning of Year	$ 12.69	$ 13.80	$ 12.11	$ 11.14	$ 11.29	$ 14.67
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.29)	(0.35)	(0.25)	(0.22)	(0.07)	(0.26)
Net realized and unrealized gain (loss)	1.41	(0.76)	1.94	1.19	(0.08)	(3.12)
Total from investment operations	1.12	(1.11)	1.69	0.97	(0.15)	(3.38)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-	-
Distributions from realized gains	-	-	-	-	-	-
Total dividends and distributions	-	-	-	-	-	-

Net Asset Value, End of Year	$ 13.81	$ 12.69	$ 13.80	$ 12.11	$ 11.14	$ 11.29

Total Return*	8.83%	(8.04)%	13.95%	8.71%	(1.33)%	(23.04)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 11,159	$ 15,518	$ 23,626	$ 28,932	$ 37,288	$ 40,997
Ratio of net operating expenses to
average net assets (2)(4)	3.13%	3.30%	3.30%	3.30%	3.30%	3.14%
Ratio of net investment income (loss) to
average net assets (2)(4)	(2.15)%	(2.60)%	(2.00)%	(1.83)%	(1.75)%	(2.25)%
Portfolio Turnover Rate	25%	16%	111%	65%	10%	144%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Annualized for periods less than one year.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the International Equity Portfolio: 2.82% and (0.08)%, respectively, for the year ended August 31, 2007; 2.91% and (0.73)%, respectively, for the year ended August 31, 2006; 3.00% and (0.43)%, respectively, for the year ended August 31, 2005; 3.44% and (1.08)%, respectively, for the year ended August 31, 2004; and 3.50% and (1.44)%, respectively, for the year ended August 31, 2003.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Health & Biotechnology Portfolio: 3.13% and (2.15)%, respectively, for the year ended August 31, 2007; 3.38% and (2.68)%, respectively, for the year ended August 31, 2006; 3.44% and (2.13)%, respectively, for the year ended August 31, 2005; 3.37% and (1.90)%, respectively, for the year ended August 31, 2004; 3.35% and (1.80)%, respectively, for the period ended August 31, 2003; and 3.25% and (2.36)%, respectively, for the year ended April 30, 2003.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Technology & Communications Portfolio - Class B Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,	April 30,
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)	2003(1)
Net Asset Value, Beginning of Year	$ 6.94	$ 7.09	$ 5.43	$ 6.41	$ 5.17	$ 7.29
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.22)	(0.21)	(0.16)	(0.20)	(0.06)	(0.15)
Net realized and unrealized gain (loss)	2.48	0.06	1.82	(0.78)	1.30	(1.97)
Total from investment operations	2.26	(0.15)	1.66	(0.98)	1.24	(2.12)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-	-
Distributions from realized gains	-	-	-	-	-	-
Total dividends and distributions	-	-	-	-	-	-

Net Asset Value, End of Year	$ 9.20	$ 6.94	$ 7.09	$ 5.43	$ 6.41	$ 5.17

Total Return*	32.56%	(2.12)%	30.57%	(15.29)%	23.98%	(29.08)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 6,562	$ 8,097	$ 10,953	$ 11,674	$ 17,434	$ 14,821
Ratio of net operating expenses to
average net assets (2)(3)	3.22%	3.30%	3.30%	3.30%	3.30%	3.16%
Ratio of net investment income (loss) to
average net assets (2)(3)	(2.73)%	(2.88)%	(2.45)%	(3.06)%	(3.17)%	(2.75)%
Portfolio Turnover Rate	163%	99%	70%	53%	21%	263%

	Energy & Basic Materials Portfolio - Class B Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,	April 30,
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)	2003(1)
Net Asset Value, Beginning of Year	$ 28.20	$ 26.14	$ 17.38	$ 14.15	$ 12.63	$ 16.73
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.67)	(0.60)	(0.45)	(0.28)	(0.04)	(0.25)
Net realized and unrealized gain (loss)	5.86	3.02	9.21	3.51	1.56	(3.85)
Total from investment operations	5.19	2.42	8.76	3.23	1.52	(4.10)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-	-
Distributions from realized gains	(0.92)	(0.36)	-	-	-	-
Total dividends and distributions	(0.92)	(0.36)	-	-	-	-

Net Asset Value, End of Year	$ 32.47	$ 28.20	$ 26.14	$ 17.38	$ 14.15	$ 12.63

Total Return*	18.85%	9.26%	50.40%	22.83%	12.03%	(24.51)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 2,444	$ 3,536	$ 3,922	$ 2,840	$ 2,918	$ 2,868
Ratio of net operating expenses to
average net assets (2)(4)	3.30%	3.30%	3.30%	3.30%	3.30%	3.14%
Ratio of net investment income (loss) to
average net assets (2)(4)	(2.27)%	(2.10)%	(2.15)%	(1.80)%	(0.88)%	(1.78)%
Portfolio Turnover Rate	87%	34%	65%	88%	22%	705%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Annualized for periods less than one year.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Technology & Communications Portfolio: 3.22% and (2.73)%, respectively, for the year ended August 31, 2007; 3.73% and (3.31)%, respectively, for the year ended August 31, 2006; 3.69% and (2.84)%, respectively, for the year ended August 31, 2005; 3.32% and (3.09)%, respectively, for the year ended August 31, 2004; 3.66% and (3.53)%, respectively, for the period ended August 31, 2003; and 4.19% and (3.78)%, respectively, for the year ended April 30, 2003.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Energy & Basic Materials Portfolio: 3.31% and (2.28)%, respectively, for the year ended August 31, 2007; 3.41% and (2.21)%, respectively, for the year ended August 31, 2006; 3.93% and (2.79)%, respectively, for the year ended August 31, 2005; 3.93% and (2.43)%, respectively, for the year ended August 31, 2004; 4.97% and (2.55)%, respectively, for the period ended August 31, 2003; and 5.00% and (3.64)%, respectively, for the year ended April 30, 2003.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Financial Services Portfolio - Class B Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,	April 30,
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)	2003(1)
Net Asset Value, Beginning of Year	$ 12.79	$ 12.15	$ 11.36	$ 10.83	$ 9.82	$ 11.30
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.19)	(0.09)	(0.23)	(0.21)	(0.06)	(0.13)
Net realized and unrealized gain (loss)	0.89	1.60	1.71	0.74	1.07	(1.35)
Total from investment operations	0.70	1.51	1.48	0.53	1.01	(1.48)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-	-
Distributions from realized gains	(2.23)	(0.87)	(0.69)	-	-	-
Total dividends and distributions	(2.23)	(0.87)	(0.69)	-	-	-

Net Asset Value, End of Year	$ 11.26	$ 12.79	$ 12.15	$ 11.36	$ 10.83	$ 9.82

Total Return*	4.13%	12.61%	12.94%	4.89%	10.29%	(13.10)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 589	$ 894	$ 1,143	$ 1,815	$ 2,231	$ 2,130
Ratio of net operating expenses to
average net assets (2)(3)	3.30%	3.30%	3.30%	3.30%	3.30%	3.15%
Ratio of net investment income (loss) to
average net assets (2)(3)	(1.49)%	(0.74)%	(1.92)%	(1.87)%	(1.82)%	(1.33)%
Portfolio Turnover Rate	92%	159%	150%	199%	32%	67%

		Investment Quality Bond Portfolio - Class B Shares

		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
		August 31,	August 31,	August 31,	August 31,	August 31,
		2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net Asset Value, Beginning of Year		$ 9.68	$ 9.90	$ 10.17	$ 10.52	$ 10.70
Income (Loss) from Investment Operations:
Net investment income (loss)		0.24	0.20	0.17	0.20	0.20
Net realized and unrealized gain (loss)		0.06	(0.16)	(0.09)	0.03	0.06
Total from investment operations		0.30	0.04	0.08	0.23	0.26
Dividends and Distributions:
Dividends from net investment income		(0.23)	(0.20)	(0.17)	(0.20)	(0.20)
Distributions from realized gains		-	(0.06)	(0.18)	(0.38)	(0.24)
Total dividends and distributions		(0.23)	(0.26)	(0.35)	(0.58)	(0.44)

Net Asset Value, End of Year		$ 9.75	$ 9.68	$ 9.90	$ 10.17	$ 10.52

Total Return*		3.14%	0.40%	0.75%	2.34%	2.49%
Ratios and Supplemental Data:
Net assets, end of year (000s)		$ 98	$ 54	$ 77	$ 93	$ 262
Ratio of net operating expenses to
average net assets (4)		2.40%	2.40%	2.40%	2.40%	2.40%
Ratio of net investment income (loss) to
average net assets (4)		2.41%	2.05%	1.71%	1.97%	1.88%
Portfolio Turnover Rate		49%	35%	50%	33%	66%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Annualized for periods less than one year.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Financial Services  Portfolio: 4.42% and (2.61)%, respectively, for the year ended August 31, 2007; 4.37% and (1.81)%, respectively, for the year ended August 31, 2006; 4.72% and (3.34)%, respectively, for the year ended August 31, 2005; 4.13% and (2.69)%, respectively, for the year ended August 31, 2004; 3.30% and (1.82)%, respectively, for the period ended August 31, 2003; and 7.04% and (5.22)%, respectively, for the year ended April 30, 2003.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Investment Quality Bond Portfolio: 2.50% and 2.31%, respectively, for the year ended August 31, 2007; 2.66% and 1.79%, respectively, for the year ended August 31, 2006; 2.78% and 1.32%, respectively, for the year ended August 31, 2005; 2.81% and 1.55%, respectively, for the year ended August 31, 2004; and 2.70% and 1.58%, respectively, for the year ended August 31, 2003.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Municipal Bond Portfolio - Class B Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	August 31,	August 31,	August 31,	August 31,		August 31,
	2007(1)	2006(1)	2005(1)	2004(1)		2003(1)
Net Asset Value, Beginning of Year	$ 10.22	$ 10.44	$ 10.53	$ 10.34		$ 10.63
Income (Loss) from Investment Operations:
Net investment income (loss)	0.22	0.22	0.21	0.23		0.24
Net realized and unrealized gain (loss)	(0.18)	(0.19)	(0.01)	0.26		(0.18)
Total from investment operations	0.04	0.03	0.20	0.49		0.06
Dividends and Distributions:
Dividends from net investment income	(0.22)	(0.22)	(0.21)	(0.24)		(0.24)
Distributions from realized gains	(0.01)	(0.03)	(0.08)	(0.06)		(0.11)
Total dividends and distributions	(0.23)	(0.25)	(0.29)	(0.30)		(0.35)

Net Asset Value, End of Year	$ 10.03	$ 10.22	$ 10.44	$ 10.53		$ 10.34

Total Return*	0.43%	0.30%	1.97%	4.80%		0.58%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 56	$ 117	$ 69	$ 52		$ 14
Ratio of net operating expenses to
average net assets (2)	2.40%	2.40%	2.40%	2.40%		2.40%
Ratio of net investment income (loss) to
average net assets (2)	2.21%	2.17%	2.03%	2.24%		2.30%
Portfolio Turnover Rate	33%	19%	25%	29%		11%

	U.S. Government Money Market Portfolio - Class B Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	August 31,	August 31,	August 31,	August 31,		August 31,
	2007(1)	2006(1)	2005(1)	2004(1)		2003(1)
Net Asset Value, Beginning of Year	$ 1.00	$ 1.00	$ 1.00	$ 1.00		$ 1.00
Income (Loss) from Investment Operations:
Net investment income (loss)	0.04	0.03	0.01	0.00	**	0.00
Net realized and unrealized gain (loss)	-	-	-	-		-
Total from investment operations	0.04	0.03	0.01	0.00	**	0.00
Dividends and Distributions:
Dividends from net investment income	(0.04)	(0.03)	(0.01)	-		(0.00)
Distributions from realized gains	-	-	-	(0.00)	**	-
Total dividends and distributions	(0.04)	(0.03)	(0.01)	(0.00)	**	(0.00)

Net Asset Value, End of Year	$ 1.00	$ 1.00	$ 1.00	$ 1.00		$ 1.00

Total Return*	4.12%	3.33%	1.28%	0.04%		0.04%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 142	$ 194	$ 205	$ 211		$ 195
Ratio of net operating expenses to
average net assets (3)	2.25%	2.25%	2.25%	2.09%		1.27%
Ratio of net investment income (loss) to
average net assets (3)	4.07%	3.25%	1.27%	0.00%		0.08%
Portfolio Turnover Rate	N/A	N/A	N/A	N/A		N/A
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Municipal Bond Portfolio: 2.60% and 2.01%, respectively, for the year ended August 31, 2007; 3.16% and 1.41%, respectively, for the year ended August 31, 2006; 3.09% and 1.33%, respectively, for the year ended August 31, 2005; 2.90% and 1.73%, respectively, for the year ended August 31, 2004; and 3.07% and 1.63%, respectively, for the year ended August 31, 2003.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the U.S. Government Money Market Portfolio: 2.38% and 3.94%, respectively, for the year ended August 31, 2007; 2.65% and 2.85%, respectively, for the year ended August 31, 2006; 2.73% and 0.80%, respectively, for the year ended August 31, 2005; 3.74% and (1.65)%, respectively, for the year ended August 31, 2004; and 2.72% and (1.37)%, respectively, for the year ended August 31, 2003.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

** Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Large Cap Value Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net Asset Value, Beginning of Year	$ 18.78	$ 17.19	$ 15.67	$ 14.13	$ 12.63
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.08)	(0.08)	(0.14)	(0.16)	(0.13)
Net realized and unrealized gain (loss)	1.72	1.67	1.66	1.70	1.63
Total from investment operations	1.64	1.59	1.52	1.54	1.50
Dividends and Distributions:
Dividends from net investment income	(0.06)	-	-	-	-
Distributions from realized gains	-	-	-	-	-
Total dividends and distributions	(0.06)	-	-	-	-

Net Asset Value, End of Year	$ 20.36	$ 18.78	$ 17.19	$ 15.67	$ 14.13

Total Return*	8.70%	9.25%	9.70%	10.90%	11.88%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 1,750	$ 1,897	$ 2,020	$ 2,539	$ 2,605
Ratio of net operating expenses to
average net assets	2.43%	2.52%	2.65%	2.73%	2.96%
Ratio of net investment income (loss) to
average net assets	(0.37)%	(0.45)%	(0.85)%	(1.01)%	(1.05)%
Portfolio Turnover Rate	66%	49%	71%	92%	85%

	Large Cap Growth Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net Asset Value, Beginning of Year	$ 12.81	$ 13.43	$ 11.23	$ 12.19	$ 10.98
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.30)	(0.30)	(0.25)	(0.24)	(0.22)
Net realized and unrealized gain (loss)	3.34	(0.32)	2.45	(0.72)	1.43
Total from investment operations	3.04	(0.62)	2.20	(0.96)	1.21
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	-	-	-	-	-
Total dividends and distributions	-	-	-	-	-

Net Asset Value, End of Year	$ 15.85	$ 12.81	$ 13.43	$ 11.23	$ 12.19

Total Return*	23.73%	(4.62)%	19.59%	(7.88)%	11.02%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 1,924	$ 1,819	$ 2,175	$ 1,588	$ 1,934
Ratio of net operating expenses to
average net assets (2)	2.53%	2.59%	2.74%	2.66%	3.00%
Ratio of net investment income (loss) to
average net assets (2)	(2.07)%	(2.04)%	(2.06)%	(1.93)%	(2.07)%
Portfolio Turnover Rate	104%	125%	147%	129%	60%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Large Cap Growth Portfolio: 2.53% and (2.07)%, respectively, for the six months ended February 28, 2007; 2.58% and (2.04)%, respectively, for the year ended August 31, 2006; 2.74% and (2.06)%, respectively, for the year ended August 31, 2005; 2.66% and (1.93)%, respectively, for the year ended August 31, 2004; and 3.01% and (2.08)%, respectively, for the year ended August 31, 2003.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Mid Capitalization Portfolio - Class C Shares

						July 1,
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	2002(2) to
	August 31,	August 31,	August 31,	August 31,	August 31,	April 30,
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)	2003(1)
Net Asset Value, Beginning of Year	$ 10.50	$ 12.53	$ 11.25	$ 10.29	$ 8.57	$ 10.00
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.14)	(0.22)	(0.21)	(0.19)	(0.05)	(0.11)
Net realized and unrealized gain (loss)	1.81	0.04	2.87	1.15	1.77	(1.32)
Total from investment operations	1.67	(0.18)	2.66	0.96	1.72	(1.43)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-	-
Distributions from realized gains	(2.51)	(1.85)	(1.38)	-	-	-
Total dividends and distributions	(2.51)	(1.85)	(1.38)	-	-	-

Net Asset Value, End of Year	$ 9.66	$ 10.50	$ 12.53	$ 11.25	$ 10.29	$ 8.57

Total Return*	17.89%	(1.62)%	24.24%	9.33%	20.07%	(14.30)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 607	$ 901	$ 927	$ 851	$ 725	$ 583
Ratio of net operating expenses to
average net assets (3)(4)	2.64%	3.00%	2.89%	2.85%	2.89%	3.08%
Ratio of net investment income (loss) to
average net assets (3)(4)	(1.39)%	(1.95)%	(1.79)%	(1.65)%	(1.63)%	(1.60)%
Portfolio Turnover Rate	78%	130%	75%	76%	19%	71%

		Small Cap Portfolio - Class C Shares

		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
		August 31,	August 31,	August 31,	August 31,	August 31,
		2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net Asset Value, Beginning of Year		$ 11.77	$ 14.55	$ 12.25	$ 10.76	$ 9.89
Income (Loss) from Investment Operations:
Net investment income (loss)		(0.10)	(0.19)	(0.23)	(0.16)	(0.15)
Net realized and unrealized gain (loss)		1.41	0.91	2.54	1.87	1.84
Total from investment operations		1.31	0.72	2.31	1.71	1.69
Dividends and Distributions:
Dividends from net investment income		-	-	-	-	-
Distributions from realized gains		(2.51)	(3.50)	(0.01)	(0.22)	(0.82)
Total dividends and distributions		(2.51)	(3.50)	(0.01)	(0.22)	(0.82)

Net Asset Value, End of Year		$ 10.57	$ 11.77	$ 14.55	$ 12.25	$ 10.76

Total Return*		12.17%	5.95%	18.90%	16.01%	18.74%
Ratios and Supplemental Data:
Net assets, end of year (000s)		$ 618	$ 680	$ 799	$ 898	$ 914
Ratio of net operating expenses to
average net assets (5)		2.32%	2.85%	2.85%	2.61%	2.96%
Ratio of net investment income (loss) to
average net assets (5)		(0.86)%	(1.53)%	(1.66)%	(1.40)%	(1.62)%
Portfolio Turnover Rate		42%	35%	17%	11%	20%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Commencement of offering.
(3) Annualized for periods less than one year.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Mid Cap Portfolio: 2.64% and (1.39)%, respectively, for the year ended August 31, 2007; 3.05% and (2.00)%, respectively, for the year ended August 31, 2006; 2.89% and (1.79)%, respectively, for the year ended August 31, 2005; 2.85% and (1.65)%, respectively, for the year ended August 31, 2004; 2.89% and (1.63)%, respectively, for the period ended August 31, 2003; and 3.10% and (1.61)%, respectively, for the period ended April 30, 2003.

(5) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Small Cap Portfolio: 2.32% and (0.73)%, respectively, for the year ended August 31, 2007; 2.86% and (1.53)%, respectively, for the year ended August 31, 2006; 2.85% and (1.66)%, respectively, for the year ended August 31, 2005; 2.61% and (1.40)%, respectively, for the year ended August 31, 2004; and 2.96% and (1.62)%, respectively, for the year ended August 31, 2003.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

		International Equity Portfolio - Class C Shares

		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
		August 31,	August 31,	August 31,	August 31,	August 31,
		2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net Asset Value, Beginning of Year		$ 12.11	$ 9.96	$ 8.31	$ 6.93	$ 6.85
Income (Loss) from Investment Operations:
Net investment income (loss)		(0.01)	(0.07)	(0.04)	(0.07)	(0.07)
Net realized and unrealized gain (loss)		1.55	2.22	1.69	1.45	0.15
Total from investment operations		1.54	2.15	1.65	1.38	0.08
Dividends and Distributions:
Dividends from net investment income		-	-	-	-	-
Distributions from realized gains		-	-	-	-	-
Total dividends and distributions		-	-	-	-	-

Net Asset Value, End of Year		$ 13.65	$ 12.11	$ 9.96	$ 8.31	$ 6.93

Total Return*		12.72%	21.59%	19.86%	19.91%	1.17%
Ratios and Supplemental Data:
Net assets, end of year (000s)		$ 724	$ 645	$ 575	$ 595	$ 1,117
Ratio of net operating expenses to
average net assets (3)		2.82%	2.91%	3.00%	3.30%	3.30%
Ratio of net investment income (loss) to
average net assets (3)		(0.02)%	(0.65)%	(0.40)%	(0.94)%	(1.24)%
Portfolio Turnover Rate		83%	69%	74%	183%	385%

	Health & Biotechnology Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,	April 30,
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)	2003(1)
Net Asset Value, Beginning of Year	$ 12.70	$ 13.80	$ 12.11	$ 11.14	$ 11.30	$ 14.68
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.29)	(0.35)	(0.25)	(0.22)	(0.07)	(0.26)
Net realized and unrealized gain (loss)	1.41	(0.75)	1.94	1.19	(0.09)	(3.12)
Total from investment operations	1.12	(1.10)	1.69	0.97	(0.16)	(3.38)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-	-
Distributions from realized gains	-	-	-	-	-	-
Total dividends and distributions	-	-	-	-	-	-

Net Asset Value, End of Year	$ 13.82	$ 12.70	$ 13.80	$ 12.11	$ 11.14	$ 11.30

Total Return*	8.82%	(7.97)%	13.95%	8.71%	(1.42)%	(23.02)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 2,950	$ 4,262	$ 6,851	$ 9,302	$ 13,727	$ 15,342
Ratio of net operating expenses to
average net assets (2)(4)	3.13%	3.30%	3.30%	3.30%	3.30%	3.14%
Ratio of net investment income (loss) to
average net assets (2)(4)	(2.15)%	(2.61)%	(2.00)%	(1.83)%	(1.75)%	(2.25)%
Portfolio Turnover Rate	25%	16%	111%	65%	10%	144%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Annualized for periods less than one year.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the International Equity Portfolio: 2.82% and (0.08)%, respectively, for the year ended August 31, 2007; 2.90% and (0.65)%, respectively, for the year ended August 31, 2006; 3.00% and (0.40)%, respectively, for the year ended August 31, 2005; 3.44% and (1.08)%, respectively, for the year ended August 31, 2004; and 3.50% and (1.44)%, respectively, for the year ended August 31, 2003.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Health & Biotechnology Portfolio: 3.13% and (2.15)%, respectively, for the year ended August 31, 2007; 3.38% and (2.69)%, respectively, for the year ended August 31, 2006; 3.44% and (2.14)%, respectively, for the year ended August 31, 2005; 3.37% and (1.90)%, respectively, for the year ended August 31, 2004; 3.35% and (1.80)%, respectively, for the period ended August 31, 2003; and 3.25% and (2.36)%, respectively, for the year ended April 30, 2003.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Technology & Communications Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,	April 30,
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)	2003(1)
Net Asset Value, Beginning of Year	$ 6.99	$ 7.14	$ 5.47	$ 6.45	$ 5.20	$ 7.34
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.22)	(0.21)	(0.16)	(0.20)	(0.06)	(0.15)
Net realized and unrealized gain (loss)	2.45	0.06	1.83	(0.78)	1.31	(1.99)
Total from investment operations	2.23	(0.15)	1.67	(0.98)	1.25	(2.14)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-	-
Distributions from realized gains	-	-	-	-	-	-
Total dividends and distributions	-	-	-	-	-	-

Net Asset Value, End of Year	$ 9.22	$ 6.99	$ 7.14	$ 5.47	$ 6.45	$ 5.20

Total Return*	31.90%	(2.10)%	30.53%	(15.19)%	24.04%	(29.16)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 720	$ 775	$ 970	$ 1,071	$ 1,873	$ 1,602
Ratio of net operating expenses to
average net assets (2)(4)	3.22%	3.30%	3.30%	3.30%	3.30%	3.16%
Ratio of net investment income (loss) to
average net assets (2)(4)	(2.73)%	(2.88)%	(2.45)%	(3.06)%	(3.17)%	(2.75)%
Portfolio Turnover Rate	163%	99%	70%	53%	21%	263%

	Energy & Basic Materials Portfolio - Class C Shares

						January 6,
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	2003 (3) to
	August 31,	August 31,	August 31,	August 31,	August 31,	April 30,
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)	2003(1)
Net Asset Value, Beginning of Year	$ 28.24	$ 26.16	$ 17.40	$ 14.15	$ 12.63	$ 13.08
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.68)	(0.61)	(0.45)	(0.30)	(0.04)	-
Net realized and unrealized gain (loss)	5.73	3.05	9.21	3.55	1.56	(0.45)
Total from investment operations	5.05	2.44	8.76	3.25	1.52	(0.45)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-	-
Distributions from realized gains	(0.92)	(0.36)	-	-	-	-
Total dividends and distributions	(0.92)	(0.36)	-	-	-	-

Net Asset Value, End of Year	$ 32.37	$ 28.24	$ 26.16	$ 17.40	$ 14.15	$ 12.63

Total Return*	18.31%	9.33%	50.34%	22.97%	12.03%	(3.44)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 185	$ 225	$ 104	$ 67	$ 20	$ 13	(6)
Ratio of net operating expenses to
average net assets (2)(5)	3.30%	3.30%	3.30%	3.30%	3.30%	3.30%
Ratio of net investment income (loss) to
average net assets (2)(5)	(2.27)%	(2.09)%	(2.16)%	(1.80)%	(0.88)%	(1.46)%
Portfolio Turnover Rate	87%	34%	65%	88%	22%	705%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Annualized for periods less than one year.
(3) Commencement of offering.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Technology & Communications Portfolio: 3.22% and (2.73)%, respectively, for the year ended August 31, 2007; 3.73% and (3.31)%, respectively, for the year ended August 31, 2006; 3.69% and (2.84)%, respectively, for the year ended August 31, 2005; 3.32% and (3.09)%, respectively, for the year ended August 31, 2004; 3.66% and (3.53)%, respectively, for the period ended August 31, 2003; and 4.19% and (3.78)%, respectively, for the year ended April 30, 2003.

(5) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Energy & Basic Materials Portfolio: 3.31% and (2.28)%, respectively, for the year ended August 31, 2007; 3.41% and (2.20)%, respectively, for the year ended August 31, 2006; 3.93% and (2.79)%, respectively, for the year ended August 31, 2005; 3.93% and (2.43)%, respectively, for the year ended August 31, 2004; 4.97% and (2.55)%, respectively, for the period ended August 31, 2003; and 3.30% and (1.46)%, respectively, for the period ended April 30, 2003.

(6) Actual value, not truncated by 000s.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Financial Services Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,	April 30,
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)	2003(1)
Net Asset Value, Beginning of Year	$ 12.78	$ 12.15	$ 11.36	$ 10.83	$ 9.82	$ 11.29
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.19)	(0.11)	(0.23)	(0.21)	(0.06)	(0.13)
Net realized and unrealized gain (loss)	0.89	1.61	1.71	0.74	1.07	(1.34)
Total from investment operations	0.70	1.50	1.48	0.53	1.01	(1.47)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-	-
Distributions from realized gains	(2.23)	(0.87)	(0.69)	-	-	-
Total dividends and distributions	(2.23)	(0.87)	(0.69)	-	-	-

Net Asset Value, End of Year	$ 11.25	$ 12.78	$ 12.15	$ 11.36	$ 10.83	$ 9.82

Total Return*	4.13%	12.53%	12.94%	4.89%	10.29%	(13.02)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 111	$ 117	$ 111	$ 101	$ 295	$ 263
Ratio of net operating expenses to
average net assets (2)(3)	3.30%	3.30%	3.30%	3.30%	3.30%	3.15%
Ratio of net investment income (loss) to
average net assets (2)(3)	(1.49)%	(0.89)%	(1.93)%	(1.87)%	(1.82)%	(1.33)%
Portfolio Turnover Rate	92%	159%	150%	199%	32%	67%

		Investment Quality Bond Portfolio - Class C Shares

		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
		August 31,	August 31,	August 31,	August 31,	August 31,
		2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net Asset Value, Beginning of Year		$ 9.69	$ 9.91	$ 10.18	$ 10.53	$ 10.71
Income (Loss) from Investment Operations:
Net investment income (loss)		0.23	0.20	0.17	0.20	0.20
Net realized and unrealized gain (loss)		0.07	(0.16)	(0.09)	0.03	0.06
Total from investment operations		0.30	0.04	0.08	0.23	0.26
Dividends and Distributions:
Dividends from net investment income		(0.23)	(0.20)	(0.17)	(0.20)	(0.20)
Distributions from realized gains		-	(0.06)	(0.18)	(0.38)	(0.24)
Total dividends and distributions		(0.23)	(0.26)	(0.35)	(0.58)	(0.44)

Net Asset Value, End of Year		$ 9.76	$ 9.69	$ 9.91	$ 10.18	$ 10.53

Total Return*		3.14%	0.40%	0.75%	2.34%	2.49%
Ratios and Supplemental Data:
Net assets, end of year (000s)		$ 714	$ 1,015	$ 1,199	$ 1,251	$ 1,699
Ratio of net operating expenses to
average net assets (4)		2.40%	2.40%	2.40%	2.40%	2.40%
Ratio of net investment income (loss) to
average net assets (4)		2.41%	2.07%	1.69%	1.97%	1.88%
Portfolio Turnover Rate		49%	35%	50%	33%	66%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Annualized for periods less than one year.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Financial Services  Portfolio: 4.42% and (2.61)%, respectively, for the year ended August 31, 2007; 4.37% and (1.96)%, respectively, for the year ended August 31, 2006; 4.70% and (3.33)%, respectively, for the year ended August 31, 2005; 4.13% and (2.69)%, respectively, for the year ended August 31, 2004; 3.30% and (1.82)%, respectively, for the period ended August 31, 2003; and 7.04% and (5.22)%, respectively, for the year ended April 30, 2003.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Investment Quality Bond Portfolio: 2.50% and 2.31%, respectively, for the year ended August 31, 2007; 2.66% and 1.81%, for the year ended August 31, 2006; 2.78% and 1.31%, respectively, for the year ended August 31, 2005; 2.81% and 1.55%, respectively, for the year ended August 31, 2004; and 2.70% and 1.58%, respectively, for the year ended August 31, 2003.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Municipal Bond Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	August 31,	August 31,	August 31,	August 31,		August 31,
	2007(1)	2006(1)	2005(1)	2004(1)		2003(1)
Net Asset Value, Beginning of Year	$ 10.21	$ 10.42	$ 10.52	$ 10.33		$ 10.66
Income (Loss) from Investment Operations:
Net investment income (loss)	0.22	0.22	0.21	0.24		0.24
Net realized and unrealized gain (loss)	(0.19)	(0.18)	(0.02)	0.25		(0.22)
Total from investment operations	0.03	0.04	0.19	0.49		0.02
Dividends and Distributions:
Dividends from net investment income	(0.22)	(0.22)	(0.21)	(0.24)		(0.24)
Distributions from realized gains	(0.01)	(0.03)	(0.08)	(0.06)		(0.11)
Total dividends and distributions	(0.23)	(0.25)	(0.29)	(0.30)		(0.35)

Net Asset Value, End of Year	$ 10.01	$ 10.21	$ 10.42	$ 10.52		$ 10.33

Total Return*	0.33%	0.40%	1.86%	4.81%		0.21%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 322	$ 313	$ 329	$ 325		$ 432
Ratio of net operating expenses to
average net assets (2)	2.40%	2.40%	2.40%	2.40%		2.40%
Ratio of net investment income (loss) to
average net assets (2)	2.21%	2.16%	2.02%	2.24%		2.30%
Portfolio Turnover Rate	33%	19%	25%	29%		11%

	U.S. Government Money Market Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	August 31,	August 31,	August 31,	August 31,		August 31,
	2007(1)	2006(1)	2005(1)	2004(1)		2003(1)
Net Asset Value, Beginning of Year	$ 1.00	$ 1.00	$ 1.00	$ 1.00		$ 1.00
Income (Loss) from Investment Operations:
Net investment income (loss)	0.04	0.03	0.01	0.00	**	0.00
Net realized and unrealized gain (loss)	-	-	-	-		-
Total from investment operations	0.04	0.03	0.01	0.00	**	0.00
Dividends and Distributions:
Dividends from net investment income	(0.04)	(0.03)	(0.01)	-		(0.00)
Distributions from realized gains	-	-	-	(0.00)	**	-
Total dividends and distributions	(0.04)	(0.03)	(0.01)	(0.00)	**	(0.00)

Net Asset Value, End of Year	$ 1.00	$ 1.00	$ 1.00	$ 1.00		$ 1.00

Total Return*	4.10%	3.32%	1.28%	0.04%		0.03%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 464	$ 575	$ 640	$ 688		$ 2,358
Ratio of net operating expenses to
average net assets (3)	2.25%	2.25%	2.25%	2.09%		1.28%
Ratio of net investment income (loss) to
average net assets (3)	4.07%	3.27%	1.26%	0.00%		0.07%
Portfolio Turnover Rate	N/A	N/A	N/A	N/A		N/A
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Municipal Bond Portfolio: 2.60% and 2.01%, respectively, for the year ended August 31, 2007; 3.16% and 1.40%, respectively, for the year ended August 31, 2006; 3.10% and 1.33%, respectively, for the year ended August 31, 2005; 2.90% and 1.73%, respectively, for the year ended August 31, 2004; and 3.07% and 1.63%, respectively, for the year ended August 31, 2003.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the U.S. Government Money Market Portfolio: 2.38% and 3.94%, respectively, for the year ended August 31, 2007; 2.64% and 2.88%, respectively, for the year ended August 31, 2006; 2.72% and 0.79%, respectively, for the year ended August 31, 2005; 3.74% and (1.65)%, respectively, for the year ended August 31, 2004; and 2.72% and (1.37)%, respectively, for the year ended August 31, 2003.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

** Per share amount represents less than $0.01 per share.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

The Saratoga Advantage Trust

We have audited the accompanying statement of assets and liabilities, including the schedules of investments of the Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Mid Capitalization Portfolio, Small Capitalization Portfolio, International Equity Portfolio, Health & Biotechnology Portfolio, Technology & Communications Portfolio, Energy & Basic Materials Portfolio, Financial Services Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, and U.S. Government Money Market Portfolio (each a series of the Saratoga Advantage Trust or the “Trust”), as of August 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, the period or year ended August 31, 2003 and the period or year ended April 30, 2003. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2007 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the twelve portfolios of the Saratoga Advantage Trust as of August 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the years or periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

October 12, 2007

SUPPLEMENTAL INFORMATION (Unaudited)

Shareholders of funds will pay ongoing expenses, such as advisory fees, distribution and services fees (12b-1 fees), and other fund expenses.    The following examples are intended to help the shareholder understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.   Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from March 1, 2007 through

August 31, 2007.

Actual Expenses:  The first table provides information about actual account values and actual expenses.  The shareholder may use the information in this line, together with the amount invested, to estimate the expenses that would be paid over the period.  Simply divide account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid” to estimate the expenses paid on the account during the period.

	Beginning Account Value – 3/1/2007	Ending Account Value – 8/31/2007	Expense Paid 3/1/2007-8/31/2007*	Expense Ratio [Annualized]
Actual Expenses – Table 1:
Large Capitalization Value – Class I	$1,000.00	$1,005.00	$7.23	1.43%
Large Capitalization Value – Class A	1,000.00	1,003.20	9.24	1.83
Large Capitalization Value – Class B	1,000.00	1,000.00	12.25	2.43
Large Capitalization Value – Class C	1,000.00	1,000.00	12.25	2.43
Large Capitalization Growth – Class I	1,000.00	1,114.20	8.15	1.53
Large Capitalization Growth – Class A	1,000.00	1,112.00	10.27	1.93
Large Capitalization Growth – Class B	1,000.00	1,108.60	13.45	2.53
Large Capitalization Growth – Class C	1,000.00	1,108.40	13.45	2.53
Mid Capitalization – Class I	1,000.00	1,044.10	8.45	1.64
Mid Capitalization – Class A	1,000.00	1,041.20	10.50	2.04
Mid Capitalization – Class B	1,000.00	1,039.70	13.57	2.64
Mid Capitalization – Class C	1,000.00	1,038.70	13.57	2.64
Small Capitalization – Class I	1,000.00	1,040.30	6.79	1.32
Small Capitalization – Class A	1,000.00	1,038.70	8.84	1.72
Small Capitalization – Class B	1,000.00	1,034.40	11.90	2.32
Small Capitalization – Class C	1,000.00	1,034.20	11.90	2.32
International Equity – Class I	1,000.00	1,049.10	9.40	1.82
International Equity – Class A	1,000.00	1,048.20	11.46	2.22
International Equity – Class B	1,000.00	1,044.20	14.53	2.82
International Equity – Class C	1,000.00	1,044.40	14.53	2.82
Health & Biotechnology – Class I	1,000.00	1,029.40	10.90	2.13
Health & Biotechnology – Class A	1,000.00	1,026.90	12.93	2.53
Health & Biotechnology – Class B	1,000.00	1,024.50	15.97	3.13
Health & Biotechnology – Class C	1,000.00	1,024.50	15.97	3.13
Technology & Communications – Class I	1,000.00	1,207.50	12.35	2.22
Technology & Communications – Class A	1,000.00	1,205.90	14.57	2.62
Technology & Communications – Class B	1,000.00	1,207.40	17.92	3.22
Technology & Communications – Class C	1,000.00	1,202.10	17.87	3.22
Energy & Basic Materials – Class I	1,000.00	1,187.50	12.68	2.30
Energy & Basic Materials – Class A	1,000.00	1,185.10	14.87	2.70
Energy & Basic Materials – Class B	1,000.00	1,186.80	18.19	3.30
Energy & Basic Materials – Class C	1,000.00	1,181.80	18.15	3.30
Financial Services – Class I	1,000.00	938.10	11.24	2.30
Financial Services – Class A	1,000.00	936.10	13.18	2.70
Financial Services – Class B	1,000.00	933.70	16.08	3.30
Financial Services – Class C	1,000.00	933.60	16.08	3.30
Investment Quality Bond – Class I	1,000.00	1,107.90	7.12	1.40
Investment Quality Bond – Class A	1,000.00	1,013.00	9.13	1.80
Investment Quality Bond – Class B	1,000.00	1011.80	12.17	2.40
Investment Quality Bond – Class C	1,000.00	1012.80	12.18	2.40
Municipal Bond – Class I	1,000.00	998.10	7.05	1.40
Municipal Bond – Class A	1,000.00	983.30	9.00	1.80
Municipal Bond – Class B	1,000.00	993.10	12.06	2.40
Municipal Bond – Class C	1,000.00	992.10	12.05	2.40
U.S. Government Money Market – Class I	1,000.00	1,020.30	6.37	1.25
U.S. Government Money Market – Class A	1,000.00	1,018.50	8.39	1.65
U.S. Government Money Market – Class B	1,000.00	1,020.40	11.46	2.25
U.S. Government Money Market – Class C	1,000.00	1,020.30	11.46	2.25

SUPPLEMENTAL INFORMATION (Unaudited)

Hypothetical Examples for Comparison Purposes:  The second table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period.  This information may be used to compare the ongoing costs of investing in the fund and other mutual funds.  To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

	Beginning Account Value – 3/1/2007	Ending Account Value – 8/31/2007	Expense Paid 3/1/2007-8/31/2007*	Expense Ratio [Annualized]
Hypothetical [5% Return Before Expenses] – Table 2:
Large Capitalization Value – Class I	$1,000.00	$1,018.00	$7.27	1.43%
Large Capitalization Value – Class A	1,000.00	1,015.98	9.30	1.83
Large Capitalization Value – Class B	1,000.00	1,012.96	12.33	2.43
Large Capitalization Value – Class C	1,000.00	1,012.96	12.33	2.43
Large Capitalization Growth – Class I	1,000.00	1,017.49	7.78	1.53
Large Capitalization Growth – Class A	1,000.00	1,015.48	9.80	1.93
Large Capitalization Growth – Class B	1,000.00	1,012.45	12.83	2.53
Large Capitalization Growth – Class C	1,000.00	1,012.45	12.83	2.53
Mid Capitalization – Class I	1,000.00	1,016.94	8.34	1.64
Mid Capitalization – Class A	1,000.00	1,014.92	10.36	2.04
Mid Capitalization – Class B	1,000.00	1,011.90	13.39	2.64
Mid Capitalization – Class C	1,000.00	1,011.90	13.39	2.64
Small Capitalization – Class I	1,000.00	1,018.55	6.72	1.32
Small Capitalization – Class A	1,000.00	1,016.53	8.74	1.72
Small Capitalization – Class B	1,000.00	1,013.51	11.77	2.32
Small Capitalization – Class C	1,000.00	1,013.51	11.77	2.32
International Equity – Class I	1,000.00	1,016.03	9.25	1.82
International Equity – Class A	1,000.00	1,014.01	11.27	2.22
International Equity – Class B	1,000.00	1,016.03	9.25	1.82
International Equity – Class C	1,000.00	1,010.99	14.29	2.82
Health & Biotechnology – Class I	1,000.00	1,014.47	10.82	2.13
Health & Biotechnology – Class A	1,000.00	1,012.45	12.83	2.53
Health & Biotechnology – Class B	1,000.00	1,009.43	15.85	3.13
Health & Biotechnology – Class C	1,000.00	1,009.43	15.85	3.13
Technology & Communications – Class I	1,000.00	1,014.01	11.27	2.22
Technology & Communications – Class A	1,000.00	1,012.00	13.29	2.62
Technology & Communications – Class B	1,000.00	1,008.97	16.31	3.22
Technology & Communications – Class C	1,000.00	1,008.97	16.31	3.22
Energy & Basic Materials – Class I	1,000.00	1,013.61	11.67	2.30
Energy & Basic Materials – Class A	1,000.00	1,011.59	13.69	2.70
Energy & Basic Materials – Class B	1,000.00	1,008.57	16.71	3.30
Energy & Basic Materials – Class C	1,000.00	1,008.57	16.71	3.30
Financial Services – Class I	1,000.00	1,013.61	11.67	2.30
Financial Services – Class A	1,000.00	1,011.59	13.69	2.70
Financial Services – Class B	1,000.00	1,008.57	16.71	3.30
Financial Services – Class C	1,000.00	1,008.57	16.71	3.30
Investment Quality Bond – Class I	1,000.00	1,018.15	7.12	1.40
Investment Quality Bond – Class A	1,000.00	1,012.45	9.13	1.80
Investment Quality Bond – Class B	1,000.00	1,013.11	12.18	2.40
Investment Quality Bond – Class C	1,000.00	1,013.11	12.18	2.40
Municipal Bond – Class I	1,000.00	1,018.15	7.12	1.40
Municipal Bond – Class A	1,000.00	1,012.45	9.13	1.80
Municipal Bond – Class B	1,000.00	1,013.11	12.18	2.40
Municipal Bond – Class C	1,000.00	1,013.11	12.18	2.40
U.S. Government Money Market – Class I	1,000.00	1,018.90	6.36	1.25
U.S. Government Money Market – Class A	1,000.00	1,016.94	8.39	1.65
U.S. Government Money Market – Class B	1,000.00	1,013.86	11.42	2.25
U.S. Government Money Market – Class C	1,000.00	1,013.86	11.42	2.25

* Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the days in reporting period).

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees, which oversees the Portfolios’ operations. Officers are appointed by the Trustees and serve at the pleasure of the Board.  The table below shows, for each Trustee and Officer, his or her name, address, and age, the position held with the Trust, the length of time served as Trustee and Officer of the Trust, the Trustee’s or Officer’s principal occupations during the last five years, the number of portfolios in the Saratoga Family of Funds overseen by the Trustee or Officer, and other directorships held by the Trustee or Officer.

The Trust’s Statement of Additional Information contains additional information about the Trustees and Officers and is available without charge, upon request, by calling 1-800-807-FUND (3863).

Interested Trustees

Name, Age and Address	Position(s) Held with Trust	Term** / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Bruce E. Ventimiglia, 52 1101 Stewart Avenue, Suite 207 Garden City, NY 11530	President, CEO, and Chairman of the Board of Trustees *	Since 1994	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC	12 Portfolios	Co-Chair, Business and Labor Coalition of New York

Independent Trustees

Name, Age and Address	Position(s) Held with Trust	Term** / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Patrick H. McCollough, 65 101 S. Washington Square, 9th Floor Lansing, MI 48933	Trustee	Since 1994	Member of the law & government relations firm of Kelly Cawthorne	12 Portfolios	None
Udo Koopmann, 66 11500 Governor’s Drive Chapel Hill, NC 27517	Trustee	Since 1997	Retired	12 Portfolios	None
Floyd E. Seal, 58 122 Ethan Allen Drive Dahlonega, GA 30533	Trustee	Since 1997	Chief Executive Officer and 100% owner of TARAHILL, INC., d.b.a. Pet Goods Manufacturing & Imports, Dahlonega, GA	12 Portfolios	None
William B. Blundin, 69 138 East 65th Street New York, NY 10021	Trustee	Since 2003	Since 1997, Founder and Principal, Bransford Investment Partners (private asset management company)	12 Portfolios	Trustee of the Conestoga Funds; Director of the Higgins Company (privately owned mineral company); and Director of the DuNord Land Company (privately owned mineral company)
Stephen H. Hamrick, 55 One International Blvd. Mahwah, NJ 07485	Trustee	Since 2003

President, Lightstone Value Plus REIT (9/2007-Present) (Real Estate Investment Trust); President, Lightstone Securities LLC (2006-Present) (Broker-Dealer); Vice President, Lightstone Group (2006- present) (Real Estate Investments and Management); President, Carey Financial Corp. (1994-2006) (Broker-Dealer); Managing Director, W.P. Carey & Co. (2001-present) (Real Estate Investment Banking; Director), Director, Orbitex Life Sciences & Biotechnology Fund, Inc. (2000-2003); Director, Orbitex Group of Funds (2000-2003)

				12 Portfolios	None

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Senior Officers

Name, Age and Address	Position(s) Held with Trust	Term** / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorships Held by Officer
Stephen Ventimiglia, 51 1101 Stewart Avenue, Suite 207 Garden City, NY 11530	Vice President and Secretary *	Since 1994	Vice Chairman and Chief Investment Officer of Saratoga Capital Management, LLC	12 Portfolios	None
Mark S. Marrone, 38 1101 Stewart Avenue, Suite 207 Garden City, NY 11530	Treasurer and Chief Financial Officer	Since 2003	Chief Financial Officer (2003) and National Marketing Manager (2002-2003) of Saratoga Capital Management, LLC	12 Portfolios	None
Michael J. Wagner, 56 450 Wirless Blvd, Hauppauge, NY 11788	Chief Compliance Officer	Since 2006

President of Fund Compliance Services, LLC (2006 – present); Senior Vice President of Fund Compliance Services, LLC (2004 – 2006); Vice President of GemCom, LLC (2004 – present); President and Chief Operations Officer of Gemini Fund Services, LLC (2003 – 2006); Senior Vice President, Fund Accounting, of Orbitex Fund Services (2001-2002).

				12 Portfolios	Director, Constellation Trust Company (2005- present).

*   Bruce E. Ventimiglia and Stephen Ventimiglia are brothers.

** Each Trustee will serve an indefinite term until his successor, if any, is duly elected and qualified.   Officers of the Trust are elected annually.

SUPPLEMENTAL INFORMATION (Unaudited)

MANAGEMENT AND ADVISORY AGREEMENT APPROVALS

Board Meeting of April 11 and 12, 2007

The Independent Trustees discussed the information received from the Investment Manager respecting (i) the nature, quality and scope of services provided by the Investment Manager and each Investment Adviser to the Portfolios; (ii) the investment performance of the funds relative to comparable funds; (iii) the costs of services provided and estimated profits realized by the Investment Manager; (iv) fees and expenses relative to other comparable funds; (v) the extent to which economies of scale are realized as the funds grow and whether fee levels appropriately reflect economies; and (vi) benefits realized by the Investment Manager from its relationship with the Funds.

The Independent Trustees received a memorandum from their independent legal counsel describing their duties in connection with advisory contract approvals and discussing the factors to be considered by the Board.

Nature, Quality and Scope of Services

The Board reviewed and considered the nature, quality and scope of services provided by the Investment Manager.  The Trustees concluded that the nature and extent of the services provided by the Manager were necessary and appropriate for the conduct of the business and investment activities of the Trust.  The Trustees also concluded that the overall quality of the advisory and administrative services were satisfactory.

The Trustees also evaluated the quality of the services provided by the Investment Advisers to each Portfolio.  The Board concluded that the quality of services provided was satisfactory. Regarding the Energy & Basic Materials Portfolio, the Trustees determined to appoint a new Investment Adviser because the Investment Adviser to that Portfolio was exiting the investment sub-advisory business.

Comparative Performance

The performance of each of the Portfolios was compared to a Lipper or Morningstar Index of funds with investment objectives similar to that of the applicable Portfolio.  The conclusions of the Trustees were as follows:

Large Cap Value: The Trustees noted that the Portfolio, which has been advised by Oppenheimer Capital since September 1994, had (i) outperformed its peer  group for the period September, 1994 (inception of the Portfolio) through March 31, 2002; (ii) substantially underperformed its peer group for the period April 1, 2002   through September 30, 2002 and thereafter outperformed its peer group through February 28, 2007.  The Manager noted that the substantial underperformance for the period April 1, 2002 through September 30, 2002 was largely the result of holdings in certain companies that were adversely affected by corporate scandals.  The Trustees understood the reasons for the underperformance during the six-month period in 2002 and concluded that, overall, the performance of the Portfolio was satisfactory.

Large Cap Growth: The Trustees noted that since Loomis, Sayles & Company, L.P. (“Loomis Sayles”) had taken over as Adviser to the Portfolio in May 2005, the Portfolio had performed better than its peer group.  The Trustees concluded that the performance of the Portfolio was satisfactory.

Mid-Cap: Effective April 17, 2006, Vaughan Nelson Investment Management LP became the new Adviser to the Portfolio.  The Trustees determined that it was too soon to meaningfully evaluate the Adviser’s performance.

Small Cap:

 The Trustees noted that since Fox Asset Management, LLC (“Fox”) had taken over as the Portfolio’s Investment Adviser (i.e., January, 2001),  the Portfolio had performed better than its peer group through February 28, 2007.  The Trustees concluded that the performance of the Portfolio was satisfactory.

International Equity: The Trustees noted that the current Portfolio Adviser – Oppenheimer Capital, was appointed in July 2004.  Since that date, the Portfolio has underperformed its peer group.  The Trustees noted the Manager’s view that the investment approach of the Adviser was well suited for a fund like the Portfolio which is utilized as part of an asset allocation program.  In light of the Manager’s views and the relatively short time the Adviser has managed the Portfolio, the Trustees concluded that the performance of the Portfolio was acceptable.

Health & Biotechnology: The Trustees noted that the current Adviser to the Portfolio, Oak Associates, ltd. was appointed in July 2005.  Therefore, it was too soon to meaningfully evaluate the Investment Adviser’s performance.  The Trustees also noted the Manager’s view that the Portfolio is being managed in a manner that is well suited to a fund like the Portfolio which is utilized as part of an asset allocation program.

Technology & Communications: The Trustees noted that since January 7, 2003 (the inception of the Portfolio) through February 28, 2007 the Portfolio had underperformed relative to its peer group.  The Manager explained that Columbus Circle Investors took over the Portfolio on January 7, 2003 but did not fully reposition the Portfolio until January 14, 2003.  The Manager further noted that since January 14, 2003 the Portfolio had outperformed its peer group.  The Trustees concluded that the performance of the Portfolio was satisfactory.

Financial Services Portfolio: The Trustees noted that since the appointment of Loomis Sayles as the new Adviser to the Portfolio in May 2005, the Portfolio had outperformed its peer group.  The Trustees determined that the performance of the Portfolio was satisfactory.

Energy & Basic Materials: Effective April 17, 2007, the Trustees determined to appoint Loomis Sayles as the new Adviser to the Portfolio.

Investment Quality Bond Portfolio: The Trustees noted that the Portfolio had slightly underperformed its peer group for the period September 1, 1994 through February 28, 2007. The Manager stated that the investment approach of Fox was particularly well suited for a fund like the Portfolio, which is utilized as part of an asset allocation program.   In particular, the Manager noted that Fox is value oriented, has an emphasis on high quality and that capital preservation and risk control are important strategic elements.  The Trustees determined that, under the circumstances, the performance of the Portfolio was satisfactory.

Municipal Bond Portfolio: The Trustees noted that since September 1, 1994 through February 28, 2007 the Portfolio had underperformed in relation to its peer group.  The Trustees noted, however, that the Portfolio was significantly smaller than most municipal funds and that, under the circumstances, the performance of the Portfolio was satisfactory.

SUPPLEMENTAL INFORMATION (Unaudited)

U.S. Government Money Market Portfolio: The Trustees noted that since the appointment of Reich & Tang Asset Management, LLC as Adviser to the Portfolio in October of 2003 through February 28, 2007, the Portfolio had slightly underperformed its peer group.  The Trustees were of the view that given the relatively small size of the Portfolio, the Portfolio’s performance was satisfactory.

Fees Relative to Comparable Funds

The Trustees reviewed the Management Fee rate for each Portfolio and noted the following: (i) fee rates for the Large Cap Growth, Large Cap Value, Mid Cap, Small Cap and International Equity Portfolios were comparable to or lower than the average of comparable funds; and (ii) the fee rates for Health & Biotechnology, Technology & Communications, Financial Services, Energy & Basic Materials, Investment Quality Bond, Municipal Bond and U.S. Government Money Market Portfolios were higher than the average of comparable funds.

The Trustees noted that the Saratoga Portfolios were considerably smaller than many of the funds in the comparison group and considered, with respect to each Portfolio, the adverse impact on the Investment Manager’s costs and profitability of the relatively small sizes of the Portfolios.  The Trustees also noted that the Investment Manager has, since 1999, agreed to cap expenses of the Portfolios at specified levels and evaluated the impact of these expense caps on the net fees received by the Manager.  The Trustees concluded, based on the foregoing, that the management fee rate was not excessive relative to comparable funds.

Economies of Scale

The Trustees determined that at their current sizes, the Portfolios do not enjoy the benefits of economies of scale.

Profitability of Manager

The Trustees reviewed the profitability data that had been provided by the Manager.  The Trustees noted that the provision of services under the Management Agreement had resulted in a loss to the Manager.  The Trustees considered the financial viability of the Investment Manager and its ability to continue to provide high quality services and concluded that the Investment Manager continues to be capable of and committed to providing high quality services.

Other Benefits

The Trustees considered the benefits obtained by the Manager and the Advisers from their relationship with the Trust.  They noted, in this regard, that certain of the Investment Advisers have soft dollar arrangements pursuant to which commissions on fund portfolio transactions may be utilized to pay for research services.  The Trustees noted that the amount of soft dollars was small and that research services obtained by the Advisers may enhance the ability of the Advisers to provide quality services to the Portfolios.  The Trustees noted that the Investment Manager receives licensing fees from third parties for the use of the Saratoga asset allocation program.

Conclusion

Based on the foregoing, the Independent Trustees determined that continuation of the Management Agreement and the Advisory Agreement for each of the Portfolios (other than the Energy & Basic Materials Portfolio) was in the best interests of the Portfolios and the shareholders.

Appointment of Loomis Sayles as the Adviser to the Energy & Basic Materials Portfolio

The Board of Trustees considered materials furnished by Loomis Sayles, including information regarding their personnel, operations and financial condition.

In evaluating Loomis Sayles and the new advisory agreement, the Board requested and reviewed, with the assistance of independent legal counsel, materials furnished by that firm.  Representatives from Loomis Sayles made a presentation to the Board on its organization and responded to questions of the Trustees.  The Board also reviewed and discussed the terms of the new advisory agreement and compared it to the prior advisory agreement. .

The Board considered, with its legal counsel with respect to Loomis Sayles:  (i) the quality and extent of the services to be provided; (ii) the depth of organization, expertise, reputation and experience of the organization (iii) its financial resources; (iv) its  ability to retain and attract qualified personnel and (v) the performance of assets managed by the organization..

Based on the foregoing, the Independent Trustees determined that approval of a new advisory agreement with Loomis Sayles was in the best interests of the Energy & Basic Materials Portfolio and its shareholders.

THE SARATOGA

ADVANTAGE TRUST

Privacy Policy for the Saratoga Advantage Trust

The Saratoga Advantage Trust (“Saratoga”) respects your right to privacy.   We also know that you expect us to conduct and process your business in an accurate and efficient manner.   To do so, we must collect and maintain certain non-public personal information about you.   This is the information we collect from you on applications or other forms, from your activities on our website, and from the transactions you make with us, our affiliates or third parties.  We do not disclose any non-public personal information about you or any of our former customers to anyone, except as permitted by law.   Specifically, so that we may continue to offer you investment products and services to help you meet your investing needs, and to effect transactions that you request or authorize, we may disclose the non-public personal information we collect to companies that perform services on our behalf, such as Saratoga’s transfer agent, or printers and mailers that assist us in the distribution of investor materials.   These companies are instructed to use this information only for the services for which we hired them and are not permitted to use or share this information for any other purpose.   To protect your non-public personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your non-public personal information.

How to Obtain Proxy Voting Information

Information regarding how the Portfolios voted proxies relating to portfolio securities during the period ended August 31, 2007 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-888-672-4839 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-888-672-4839.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of trustees has determined that Floyd E. Seal and Udo W. Koopmann are independent audit committee financial experts.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

Registrant

Advisor

FY 08/31/07

$118,000.00

$6,000.00

FY 08/31/06

$163,000.00

$6,000.00

FY 08/31/05

$163,000.00

$6,000.00

(b)

Audit-Related Fees

Registrant

Advisor

FYE 08/31/07

$0.00

$0.00

FYE 08/31/06

$0.00

$0.00

FYE 08/31/05

$0.00

$0.00

(c)

Tax Fees

Registrant

Advisor

FYE 08/31/07

$24,000.00

$4,000.00

FYE 08/31/06

$24,000.00

$4,000.00

FYE 08/31/05

$24,000.00

$4,000.00

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

Registrant

Advisor

FYE 08/31/07

$0.00

$0.00

FYE 08/31/06

$0.00

$0.00

FYE 08/31/05

$0.00

$0.00

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Advisor

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Advisor

FYE 08/31/2007

$24,000.00

$4,000.00

FYE 08/31/2006

$24,000.00

$4,000.00

FYE 08/31/2005

$24,000.00

$4,000.00

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.   See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable to open-end investment companies.

Item 10.   Submission of Matters to a Vote of Security Holder.   None.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of August 31, 2007, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Code of Ethics filed herewith.

(a)(2)   Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)   Not applicable.

(b)   Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

The Saratoga Advantage Trust

By (Signature and Title)

*

/s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date

11/07/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*

/s/ Mark S. Marrone

Mark S. Marrone, Treasurer and Chief Financial Officer

Date

11/07/07

By (Signature and Title)

*

/s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date

11/07/07

* Print the name and title of each signing officer under his or her signature.